UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 02753

Guggenheim Variable Funds Trust

(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee
Guggenheim Variable Funds Trust
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e‑1 under the Investment Company Act of 1940 (17 CFR 270.30e‑1).  The Commission may use the information provided on Form N‑CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N‑CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N‑CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549‑0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

12.31.2015

Guggenheim Variable Funds Trust Annual Report

Series
Series A	(StylePlus—Large Core Series)
Series B	(Large Cap Value Series)
Series C	(Money Market Series)
Series D	(World Equity Income Series)
Series E	(Total Return Bond Series)
Series F	(Floating Rate Strategies Series)
Series J	(StylePlus—Mid Growth Series)
Series M	(Macro Opportunities Series)
Series N	(Managed Asset Allocation Series)
Series O	(All Cap Value Series)
Series P	(High Yield Series)
Series Q	(Small Cap Value Series)
Series V	(Mid Cap Value Series)
Series X	(StylePlus—Small Growth Series)
Series Y	(StylePlus—Large Growth Series)
Series Z	(Alpha Opportunity Series)

GVFT-ANN-2-1215x1216	guggenheiminvestments.com

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	5
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
SERIES A (STYLEPLUS—LARGE CORE SERIES)	9
SERIES B (LARGE CAP VALUE SERIES)	18
SERIES C (MONEY MARKET SERIES)	27
SERIES D (WORLD EQUITY INCOME SERIES)	34
SERIES E (TOTAL RETURN BOND SERIES)	44
SERIES F (FLOATING RATE STRATEGIES SERIES)	56
SERIES J (STYLEPLUS—MID GROWTH SERIES)	67
SERIES M (MACRO OPPORTUNITIES SERIES)	76
SERIES N (MANAGED ASSET ALLOCATION SERIES)	89
SERIES O (ALL CAP VALUE SERIES)	97
SERIES P (HIGH YIELD SERIES)	107
SERIES Q (SMALL CAP VALUE SERIES)	121
SERIES V (MID CAP VALUE SERIES)	130
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)	139
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)	149
SERIES Z (ALPHA OPPORTUNITY SERIES)	157
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	171
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	199
OTHER INFORMATION	200
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	202
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	206

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

December 31, 2015

Dear Shareholder:

Security Investors, LLC, and Guggenheim Partners Investment Management (the “Investment Advisers”) are pleased to present the annual shareholder report for funds that are part of the Guggenheim Variable Funds Trust (the “Funds”). This report covers performance of the Funds for the annual period ended December 31, 2015.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim Partners, LLC and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Manager’s Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia
President
January 31, 2016

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

The Series StylePlus Funds may not be suitable for all investors. Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Investments in small-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Funds may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Funds’ use of leverage, through borrowings or instruments such as derivatives, may cause the Funds to be more volatile than if it had not been leveraged. ● The Funds’ investments in other investment vehicles subject the Funds to those risks and expenses affecting the investment vehicle. ● The Funds may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Funds may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Funds may invest in bank loans and asset-backed securities, including mortgage-backed, which involve special types of risks. ● The Funds may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Value Funds may not be suitable for all investors. ● An investment in the Funds will fluctuate and is subject to investment risks, which means investors could lose money. The intrinsic value of the underlying stocks may never be realized or the stocks may decline in value. Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series C (Money Market Series) may not be suitable for all investors. ● An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. ● It is possible to lose money by investing in the Fund. The principal risks of investing in the Fund are listed below. ● The Fund could lose money if the issuer of a bond is unable to repay interest and principal on time or defaults. ● The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. ● Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. ● Fixed income securities with longer durations are subject to more volatility than those with shorter durations. ● Regulations of money market funds are evolving. ● New regulations may affect negatively the Fund’s performance, yield and cost. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

December 31, 2015

The Series D (World Equity Income Series) may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Funds investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Funds exposure to foreign currencies subjects the fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Funds investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Funds use of leverage, through instruments such as derivatives, may cause the fund to be more volatile than if it had not been leveraged. ●The Funds investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series E (Total Return Bond Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series F (Floating Rate Strategies Series) may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series M (Macro Opportunities Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● This Fund is considered nondiversified and can

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

December 31, 2015

invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.● Please read the prospectus for more detailed information regarding these and other risks.

The Series N (Managed Asset Allocation Series) may not be suitable for all investors. ● The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond. Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Fund will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Fund’s other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited. Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs. The Investment Manager may not be able to cause certain of the underlying funds’ performance to match or correlate to that of the underlying funds’ respective underlying index or benchmark, either on a daily or aggregate basis. Factors such as underlying fund expenses, imperfect correlation between an underlying fund’s investments and those of its underlying index or underlying benchmark, rounding of share prices, changes to the composition of the underlying index or underlying benchmark, regulatory policies, high portfolio turnover rate, and the use of leverage all contribute to tracking error. Tracking error may cause an underlying fund’s and, thus the Fund’s, performance to be less than you expect. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series P (High Yield Series) may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

The Series Z (Alpha Opportunity Series) may not be suitable for all investors. ● The Alpha Opportunity Fund is subject to a number of risks and is not suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The fund’s use of derivatives such as futures, options and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the fund may be subject to liquidity risk and it may be difficult for the fund to purchase and sell particular investments within a reasonable time at a fair price. ●In certain circumstances, it may be difficult for the fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ●See the prospectus for more information on these and additional risks.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	December 31, 2015

As of December 16, 2015, the meeting of the Federal Open Market Committee of the U.S. Federal Reserve (the “Fed”) resulted in the Fed raising its target Federal Funds Rate by 25 basis points, its first hike in seven years. This decision to tighten monetary policy was in recognition that growth in the U.S. economy is sufficient to meet expectations in the current recovery. Historically, the period when the Fed begins to tighten leads to an initial sell-off in the bond market, as investors brace themselves for the ill-effects of restrictive monetary policy on the economy. Then, as investors realize the Fed is raising rates because the economy is strong, the fear of defaults diminishes and credit spreads tighten again.

The good news is that, while the U.S. economy may not be fast moving, it certainly has a lot of torque. This is creating strong tailwinds as we move into 2016. MasterCard Advisors’ data on holiday spending indicates that sales were up nearly 8% year over year. All told, the risk to fourth-quarter gross domestic product (GDP) is probably to the upside, even as most tracking estimates have been trimmed to around 1%. In addition, the El Niño weather pattern is moving into its most impactful period. Our research indicates that a strong El Niño can add 1% or more to GDP in the first quarter of the year.

A factor after the end of the period was market volatility, spurred by concerns over the price of oil and increasing anxiety over global growth. It was marked by turmoil across asset classes, with heavy drawdowns in a variety of indexes and geographies in the first half of January. The sell-off was brutal and unexpected, but initially there was not a corresponding spike in the key measure of equity market volatility, the VIX. However, the sell-off occurred in what is historically a seasonally strong time for equities, and the VIX did start to rise in January.

In China, the likely catalyst for the volatile start to the equity market in 2016 was the pending expiration of an insider selling ban. The ban was extended in response to the sell-off, but as expiring restrictions enable market participants to finally escape unwanted positions, a sell-off is inevitable. China’s problems extend beyond political interference in the markets and, despite attempts by policy-makers to quiet the turmoil, we expect to see more volatility. Chinese policymakers have also been struggling to protect the renminbi. Allowing it to depreciate in the short run could be negative for markets--particularly Chinese risk assets, and by extension, U.S. risk assets, as well as falling dollar prices for commodities, given China is a main consumer of commodities. In the long run, a depreciation would be positive for the Chinese manufacturing sector and European producers, who have significant exports to China.

Meanwhile, the persistent weakness in oil continues to exert its negative influence on all markets, especially corporate credit. Oil prices likely have further to fall: not until it reaches approximately $25 per barrel will we begin to see oil production shuttered, which should then set the stage to stabilize the energy sector.

The next few months are likely to be extremely volatile as markets continue to digest the sell-off that began 2016. However, monetary conditions remain highly supportive for global economic growth, despite the Federal Reserve’s recent actions. The index of leading economic indicators, comprised of 10 components whose changes typically precede changes in the U.S. economy, remains in positive territory and shows no warning signs of recession.

Additionally, if market turmoil continues, and lower oil prices dampen headline inflation, the Fed may delay further rate increases. Given strong employment growth and continued wage growth, along with a stimulative fiscal policy now in place, the U.S. economy is likely to thrive in 2016.

For the year ended December 31, 2015, the Standard & Poor’s 500® (“S&P 500”) Index* returned 1.38%. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index* returned -0.81%. The return of the MSCI Emerging Markets Index* was -14.92%.

In the bond market, the Barclays U.S. Aggregate Bond Index* posted a 0.55% return for the period, while the Barclays U.S. Corporate High Yield Index* returned -4.47%. The return of the Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.05% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	December 31, 2015

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth value.

Russell 1000® Value Index measures the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2015 and ending December 31, 2015.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2015	Ending Account Value December 31, 2015	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Series A (StylePlus—Large Core Series)	0.97%	(0.25%)	$1,000.00	$ 997.50	$ 4.88
Series B (Large Cap Value Series)	0.84%	(4.81%)	1,000.00	951.90	4.13
Series C (Money Market Series)	0.50%	(0.15%)	1,000.00	998.50	2.52
Series D (World Equity Income Series)	0.95%	(0.98%)	1,000.00	990.20	4.77
Series E (Total Return Bond Series)	0.79%	(0.11%)	1,000.00	998.90	3.98
Series F (Floating Rate Strategies Series)	1.18%	(2.00%)	1,000.00	980.00	5.89
Series J (StylePlus—Mid Growth Series)	0.96%	(4.23%)	1,000.00	957.70	4.74
Series M (Macro Opportunities Series)	1.32%	(2.00%)	1,000.00	980.00	6.59
Series N (Managed Asset Allocation Series)	0.97%	(1.74%)	1,000.00	982.60	4.85
Series O (All Cap Value Series)	0.93%	(4.84%)	1,000.00	951.60	4.57
Series P (High Yield Series)	1.14%	(7.40%)	1,000.00	926.00	5.53
Series Q (Small Cap Value Series)	1.21%	(6.92%)	1,000.00	930.80	5.89
Series V (Mid Cap Value Series)	0.96%	(6.58%)	1,000.00	934.20	4.68
Series X (StylePlus—Small Growth Series)	1.23%	(9.50%)	1,000.00	905.00	5.91
Series Y (StylePlus—Large Growth Series)	1.19%	1.33%	1,000.00	1,013.30	6.04
Series Z (Alpha Opportunity Series)	3.24%	(1.30%)	1,000.00	987.00	16.23

Table 2. Based on hypothetical 5% return (before expenses)
Series A (StylePlus—Large Core Series)	0.97%	5.00%	$1,000.00	$ 1,020.32	$ 4.94
Series B (Large Cap Value Series)	0.84%	5.00%	1,000.00	1,020.97	4.28
Series C (Money Market Series)	0.50%	5.00%	1,000.00	1,022.68	2.55
Series D (World Equity Income Series)	0.95%	5.00%	1,000.00	1,020.42	4.84
Series E (Total Return Bond Series)	0.79%	5.00%	1,000.00	1,021.22	4.02
Series F (Floating Rate Strategies Series)	1.18%	5.00%	1,000.00	1,019.26	6.01
Series J (StylePlus—Mid Growth Series)	0.96%	5.00%	1,000.00	1,020.37	4.89
Series M (Macro Opportunities Series)	1.32%	5.00%	1,000.00	1,018.55	6.72
Series N (Managed Asset Allocation Series)	0.97%	5.00%	1,000.00	1,020.32	4.94
Series O (All Cap Value Series)	0.93%	5.00%	1,000.00	1,020.52	4.74
Series P (High Yield Series)	1.14%	5.00%	1,000.00	1,019.46	5.80
Series Q (Small Cap Value Series)	1.21%	5.00%	1,000.00	1,019.11	6.16
Series V (Mid Cap Value Series)	0.96%	5.00%	1,000.00	1,020.37	4.89
Series X (StylePlus—Small Growth Series)	1.23%	5.00%	1,000.00	1,019.00	6.26
Series Y (StylePlus—Large Growth Series)	1.19%	5.00%	1,000.00	1,019.21	6.06
Series Z (Alpha Opportunity Series)	3.24%	5.00%	1,000.00	1,008.87	16.41

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period June 30, 2015 to December 31, 2015.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series A (StylePlusTM—Large Core Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chairman of Investments and Chief Investment Officer; Farhan Sharaff , Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2015.

For the year ended December 31, 2015, the Series A (StylePlus—Large Core Series) returned 1.50%, compared with the 1.38% return of its benchmark, the S&P 500 Index.

Through a combination of an allocation to actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The allocation to actively managed individual equity via stocks, and passive equity via derivatives such as swap agreements, is designed to provide exposure to large core equity.

Remaining Fund assets are invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments. The Guggenheim Strategy Funds invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital.

The actively managed equity and fixed-income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection. The fixed-income component invests in a variety of credit sectors, including asset-backed securities (ABS), mortgage-backed securities (MBS), high yield corporate bonds, and bank loans.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

The Fund outperformed the benchmark for the period. The fixed-income sleeve, represented by investment in the Guggenheim Strategy Funds, was the largest positive contributor to performance. Uncorrelated with the Fund’s active equity component, the Guggenheim Strategy Funds were invested in short duration asset-backed securities, collateralized mortgage obligations, corporate bonds, and cash equivalents. Positive returns were driven largely by carry in ABS, MBS, and corporate bonds.

The actively managed equity sleeve contributed slightly to performance. The passive equity position, maintained through swap agreements, was a detractor from performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive-equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Financials and Consumer Discretionary sectors.

For the Fund’s total equity position over the period, 15-20% was allocated to actively managed equity and 80-85% to passive equity. The actively managed equity sleeve decreased toward 15% over the period as the outlook for active stock selection grew less favorable, with a corresponding higher allocation of almost 85% to the passive equity position.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES A (STYLEPLUS—LARGE CORE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	25.9%
Guggenheim Strategy Fund II	24.5%
Guggenheim Strategy Fund I	15.2%
Guggenheim Strategy Fund III	14.3%
Apple, Inc.	0.7%
General Electric Co.	0.4%
Johnson & Johnson	0.4%
JPMorgan Chase & Co.	0.4%
Procter & Gamble Co.	0.4%
Gilead Sciences, Inc.	0.3%
Top Ten Total	82.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series A (StylePlus—Large Core Series)	1.50%	10.39%	5.23%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value

COMMON STOCKS† - 16.5%

Consumer, Non-cyclical - 5.4%
Johnson & Johnson	9,023	$926,842
Procter & Gamble Co.	10,023	795,927
Gilead Sciences, Inc.	6,470	654,700
PepsiCo, Inc.	6,489	648,381
Amgen, Inc.	3,849	624,808
UnitedHealth Group, Inc.	5,015	589,964
AbbVie, Inc.	9,698	574,509
Medtronic plc	7,406	569,669
Biogen, Inc.*	1,749	535,806
Express Scripts Holding Co.*	5,575	487,311
Kimberly-Clark Corp.	3,745	476,739
McKesson Corp.	2,332	459,940
Kroger Co.	10,774	450,676
General Mills, Inc.	7,426	428,184
Cardinal Health, Inc.	4,791	427,693
Boston Scientific Corp.*	22,508	415,048
Estee Lauder Companies, Inc. — Class A	4,708	414,586
Kellogg Co.	5,720	413,384
Pfizer, Inc.	12,783	412,635
Sysco Corp.	9,869	404,629
HCA Holdings, Inc.*	5,958	402,940
Allergan plc*	450	140,625
Kraft Heinz Co.	1,435	104,411
Aetna, Inc.	891	96,335
Cigna Corp.	641	93,798
Anthem, Inc.	662	92,309
Total Consumer, Non-cyclical		11,641,849

Industrial - 2.7%
General Electric Co.	30,278	943,160
Boeing Co.	3,716	537,297
United Technologies Corp.	5,404	519,162
Union Pacific Corp.	6,272	490,471
Lockheed Martin Corp.	2,190	475,559
Northrop Grumman Corp.	2,325	438,983
Raytheon Co.	3,510	437,100
FedEx Corp.	2,855	425,366
Emerson Electric Co.	8,656	414,016
CSX Corp.	15,151	393,169
Eaton Corporation plc	7,369	383,483
Caterpillar, Inc.	4,796	325,936
Total Industrial		5,783,702

Consumer, Cyclical - 2.0%
CVS Health Corp.	6,067	593,170
Walgreens Boots Alliance, Inc.	6,100	519,446
Costco Wholesale Corp.	3,030	489,344
Wal-Mart Stores, Inc.	7,892	483,780
Ford Motor Co.	33,351	469,916
General Motors Co.	12,920	439,409
American Airlines Group, Inc.	9,513	402,876
Target Corp.	5,116	371,473
Delta Air Lines, Inc.	6,749	342,107
Southwest Airlines Co.	6,588	283,679
Total Consumer, Cyclical		4,395,200

Technology - 1.8%
Apple, Inc.	13,722	1,444,377
Oracle Corp.	15,960	583,019
Intel Corp.	15,137	521,470
Microsoft Corp.	9,305	516,241
International Business Machines Corp.	2,669	367,308
Hewlett Packard Enterprise Co.	20,735	315,172
QUALCOMM, Inc.	3,135	156,703
Total Technology		3,904,290

Financial - 1.6%
JPMorgan Chase & Co.	12,751	841,949
Citigroup, Inc.	12,631	653,654
MetLife, Inc.	9,361	451,294
Bank of New York Mellon Corp.	10,510	433,222
Prudential Financial, Inc.	5,130	417,633
Aflac, Inc.	6,530	391,147
Wells Fargo & Co.	2,662	144,706
Berkshire Hathaway, Inc. — Class B*	1,032	136,265
Bank of America Corp.	6,202	104,380
Total Financial		3,574,250

Communications - 1.3%
Cisco Systems, Inc.	23,384	634,992
Alphabet, Inc. — Class C*	789	598,756
Comcast Corp. — Class A	10,189	574,965
Time Warner, Inc.	6,785	438,786
Amazon.com, Inc.*	330	223,044
Facebook, Inc. — Class A*	1,741	182,213
AT&T, Inc.	3,241	111,523
Walt Disney Co.	959	100,772
Total Communications		2,865,051

Energy - 0.9%
Exxon Mobil Corp.	5,977	465,907
Valero Energy Corp.	6,105	431,684
Marathon Petroleum Corp.	7,686	398,442
EOG Resources, Inc.	4,978	352,393
Chevron Corp.	2,013	181,089
Apache Corp.	2,604	115,800
Schlumberger Ltd.	1,434	100,022
Total Energy		2,045,337

Utilities - 0.6%
NextEra Energy, Inc.	4,623	480,284
American Electric Power Company, Inc.	7,509	437,549
PG&E Corp.	7,867	418,446
Total Utilities		1,336,279

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES A (STYLEPLUS—LARGE CORE SERIES)

	Shares	Value

Basic Materials - 0.2%
LyondellBasell Industries N.V. — Class A	4,485	$389,746
Dow Chemical Co.	2,624	135,084
Total Basic Materials		524,830

Total Common Stocks
(Cost $35,495,637)		36,070,788

MUTUAL FUNDS†,1 - 79.9%
Guggenheim Variable Insurance Strategy Fund III	2,280,395	56,599,406
Guggenheim Strategy Fund II	2,166,371	53,725,999
Guggenheim Strategy Fund I	1,338,563	33,290,070
Guggenheim Strategy Fund III	1,262,059	31,299,067
Total Mutual Funds
(Cost $175,589,083)		174,914,542

SHORT TERM INVESTMENTS† - 3.3%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[3]	7,204,724	7,204,724
Total Short Term Investments
(Cost $7,204,724)		7,204,724

Total Investments - 99.7%
(Cost $218,289,444)		$218,190,054
Other Assets & Liabilities, net - 0.3%		690,067
Total Net Assets - 100.0%		$218,880,121

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS PURCHASED†
March 2016 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $2,237,950)	22	$(4,381)

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America February 2016 S&P 500 Index Swap, Terminating 02/05/16[2] (Notional Value $180,467,638)	88,294	$(2,983,652)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Total Return based on S&P 500 Index +/- financing at a variable rate.
[3]	Rate indicated is the 7 day yield as of December 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES A (STYLEPLUS—LARGE CORE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$36,070,788	$—	$—	$—	$—	$36,070,788
Mutual Funds	174,914,542	—	—	—	—	174,914,542
Short Term Investments	7,204,724	—	—	—	—	7,204,724
Total	$218,190,054	$—	$—	$—	$—	$218,190,054

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$2,983,652	$—	$2,983,652
Futures Contracts	—	4,381	—	—	—	4,381
Total	$—	$4,381	$—	$2,983,652	$—	$2,988,033

*	Other financial instruments include futures contracts or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $42,700,361)	$43,275,512
Investments in affiliated issuers, at value (cost $175,589,083)	174,914,542
Total investments (cost $218,289,444)	218,190,054
Segregated cash with broker	2,571,308
Cash	1,709,830
Prepaid expenses	4,985
Receivables:
Dividends	313,050
Foreign taxes reclaim	575
Fund shares sold	129
Total assets	222,789,931

Liabilities:
Unrealized depreciation on swap agreements	2,983,652
Payable for:
Fund shares redeemed	329,152
Securities purchased	304,369
Management fees	140,866
Variation margin	22,110
Fund accounting/administration fees	17,843
Trustees’ fees*	11,530
Transfer agent/maintenance fees	3,397
Miscellaneous	96,891
Total liabilities	3,909,810
Commitments and contingent liabilities (Note 16)	—
Net assets	$218,880,121

Net assets consist of:
Paid in capital	$235,532,832
Undistributed net investment income	1,900,343
Accumulated net realized loss on investments	(15,465,631)
Net unrealized depreciation on investments	(3,087,423)
Net assets	$218,880,121
Capital shares outstanding	6,373,621
Net asset value per share	$34.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$2,684,690
Dividends from securities of unaffiliated issuers	812,364
Interest	625,630
Total investment income	4,122,684

Expenses:
Management fees	1,731,857
Transfer agent/maintenance fees	25,178
Fund accounting/administration fees	219,366
Line of credit fees	44,429
Trustees’ fees*	27,431
Custodian fees	16,049
Tax expense	11
Miscellaneous	149,742
Total expenses	2,214,063
Net investment income	1,908,621

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,205,640
Investments in affiliated issuers	(88,049)
Swap agreements	5,883,820
Futures contracts	16,027
Options purchased	4,606
Net realized gain	11,022,044
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(5,498,105)
Investments in affiliated issuers	(124,946)
Swap agreements	(3,637,907)
Futures contracts	4,151
Net change in unrealized appreciation (depreciation)	(9,256,807)
Net realized and unrealized gain	1,765,237
Net increase in net assets resulting from operations	$3,673,858

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SERIES A (STYLEPLUS—LARGE CORE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,908,621	$2,982,157
Net realized gain on investments	11,022,044	29,056,492
Net change in unrealized appreciation (depreciation) on investments	(9,256,807)	1,498,041
Net increase in net assets resulting from operations	3,673,858	33,536,690

Distributions to shareholders from:
Net investment income	(3,137,523)	—
Net realized gains	(20,083,072)	—
Total distributions to shareholders	(23,220,595)	—

Capital share transactions:
Proceeds from sale of shares	12,564,041	15,968,926
Distributions reinvested	23,220,595	—
Cost of shares redeemed	(36,433,210)	(41,624,282)
Net decrease from capital share transactions	(648,574)	(25,655,356)
Net increase (decrease) in net assets	(20,195,311)	7,881,334

Net assets:
Beginning of year	239,075,432	231,194,098
End of year	$218,880,121	$239,075,432
Undistributed net investment income at end of year	$1,900,343	$3,137,523

Capital share activity:
Shares sold	343,003	467,403
Shares issued from reinvestment of distributions	660,051	—
Shares redeemed	(1,000,356)	(1,210,200)
Net increase (decrease) in shares	2,698	(742,797)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES A (STYLEPLUS—LARGE CORE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$37.53	$32.50	$25.22	$22.31	$23.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.44	.16	.23	.13
Net gain (loss) on investments (realized and unrealized)	.36	4.59	7.12	2.68	(1.06)
Total from investment operations	.66	5.03	7.28	2.91	(.93)
Less distributions from:
Net investment income	(.52)	—	—	—	—
Net realized gains	(3.33)	—	—	—	—
Total distributions	(3.85)	—	—	—	—
Net asset value, end of period	$34.34	$37.53	$32.50	$25.22	$22.31

Total Return[b]	1.50%	15.48%	28.87%	13.04%	(4.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$218,880	$239,075	$231,194	$198,615	$206,995
Ratios to average net assets:
Net investment income (loss)	0.83%	1.28%	0.56%	0.92%	0.57%
Total expenses[c]	0.96%	0.97%	0.96%	0.94%	0.90%
Net expenses[c]	0.96%	0.95%[d]	0.96%[d]	0.94%[d]	0.90%[d]
Portfolio turnover rate	66%	88%	267%	103%	87%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series B (Large Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. The former Portfolio Manaaer, Mark Mitchell, CFA, left the firm during the period, and the following individuals were added as Portfolio Managers to the Fund: Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities; and Gregg Strohkorb, CFA. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2015.

For the fiscal year ended December 31, 2015, the Series B (Large Cap Value Series) returned -5.08%, compared with the Russell 1000® Value Index, which returned -3.83%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industry in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

An underweight to Energy and stock selection in the Financials sector were the leading contributors to performance. Commodity-oriented companies, especially Energy, were weak over the period. The lack of holdings in refining or other sub-industries most impacted by crude’s weakness helped the Fund’s performance. Companies that are essentially 100% dependent on crude pricing—as they operate in the Bakken, where all production is crude oil—were some of the worst-performance stocks for the year. For example, Fund holding Whiting Petroleum was among the leading individual detractors for the year.

The Financials allocation grew over the period as a result of a larger allocation to REITs (real estate investment trusts), and at the end of the period was equal weight with the index. American International Group was one of the Fund’s leading individual contributors for the year. The stock rose after activist investor Carl Icahn took a stake in the company and then advocated for its breakup.

Another leading individual contributor to performance for the period was in the Utilities sector: AGL Resources, Inc., a distributor of natural gas whose shares rose when it agreed to be acquired by Southern Company during the period.

The leading detractors from return at the sector level were stock selection in Industrials and Consumer Discretionary. The portfolio’s Industrials holdings include a number of companies that have an engineering and construction orientation, or are tied into fairly large, visible infrastructure projects. The market has favored businesses that experience an immediate pick-up in business as the economy improves, rather than companies reliant on long project rollouts. The Industrials sector had one of the Fund’s top individual detractors, DigitalGlobe, which late in the period issued a restrained growth outlook as commercial adoption of the company’s satellite imaging products was proving to be below expectations.

Discretionary holding DeVry Education was another leading detractor from return. Following a strong year in 2014 for many education stocks, the combination of mixed earnings, soft enrollment trends, and disappointing guidance have called into question the stabilization that these companies had been experiencing. These positions have been reduced in the portfolio, but their strong cash flow and niche opportunities suggest a favorable risk profile going forward.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Energy and an overweight in Consumer Staples. Both these two stances contributed to performance for the year.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2015

Portfolio and Market Outlook

Investors grew increasingly concerned about the impact that plunging commodity prices on the domestic economy. Energy did provide the economy a disproportionate amount of growth over the last several years. Additionally, the troubles overseas have created a stronger dollar, and the prospect of additional interest rate hikes from a less accommodative Fed add to the uncertainty of the outlook. While this strategy is very balanced relative to the benchmark, it does possess defensive characteristics such as its overweight in Consumer Staples.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES B (LARGE CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1979

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	3.8%
American International Group, Inc.	3.6%
Wells Fargo & Co.	3.5%
Citigroup, Inc.	3.3%
Republic Services, Inc. — Class A	2.9%
Johnson & Johnson	2.6%
Cisco Systems, Inc.	2.4%
Chevron Corp.	2.4%
Dow Chemical Co.	2.3%
Exxon Mobil Corp.	2.2%
Top Ten Total	29.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series B (Large Cap Value Series)	-5.08%	8.79%	6.15%
Russell 1000 Value Index	-3.83%	11.27%	6.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 99.0%

Financial - 27.8%
JPMorgan Chase & Co.	134,530	$8,883,015
American International Group, Inc.	136,829	8,479,293
Wells Fargo & Co.	148,985	8,098,824
Citigroup, Inc.	149,070	7,714,372
Reinsurance Group of America, Inc. — Class A	44,300	3,789,865
Allstate Corp.	59,020	3,664,552
Zions Bancorporation	126,430	3,451,539
BB&T Corp.	71,800	2,714,758
Assured Guaranty Ltd.	98,390	2,600,448
PNC Financial Services Group, Inc.	25,570	2,437,077
Bank of America Corp.	142,500	2,398,275
Sun Communities, Inc.	34,330	2,352,635
Legg Mason, Inc.	48,433	1,900,027
Charles Schwab Corp.	54,050	1,779,867
Synchrony Financial*	51,798	1,575,177
Equity Residential	18,710	1,526,549
Simon Property Group, Inc.	7,430	1,444,689
Total Financial		64,810,962

Consumer, Non-cyclical - 22.9%
Johnson & Johnson	58,430	6,001,929
Mondelez International, Inc. — Class A	106,810	4,789,360
UnitedHealth Group, Inc.	36,710	4,318,564
Philip Morris International, Inc.	44,450	3,907,600
Bunge Ltd.	49,990	3,413,317
Pfizer, Inc.	104,900	3,386,172
MasterCard, Inc. — Class A	30,640	2,983,110
Medtronic plc	36,750	2,826,810
Sanderson Farms, Inc.	33,630	2,606,998
ADT Corp.	77,820	2,566,504
Campbell Soup Co.	48,400	2,543,420
Hershey Co.	28,040	2,503,131
Quest Diagnostics, Inc.	35,050	2,493,457
Zimmer Biomet Holdings, Inc.	24,050	2,467,290
Kraft Heinz Co.	29,293	2,131,359
HCA Holdings, Inc.*	27,900	1,886,877
Henry Schein, Inc.*	8,370	1,324,050
Express Scripts Holding Co.*	14,000	1,223,740
Total Consumer, Non-cyclical		53,373,688

Industrial - 10.5%
Republic Services, Inc. — Class A	153,560	6,755,104
FLIR Systems, Inc.	124,690	3,500,048
General Electric Co.	108,292	3,373,296
Huntington Ingalls Industries, Inc.	17,350	2,200,848
CH Robinson Worldwide, Inc.	34,400	2,133,488
WestRock Co.	44,822	2,044,780
TE Connectivity Ltd.	29,651	1,915,751
Harris Corp.	15,370	1,335,653
Oshkosh Corp.	29,730	1,160,659
Total Industrial		24,419,627

Technology - 7.8%
Microsoft Corp.	85,490	4,742,985
Intel Corp.	125,620	4,327,609
CSRA, Inc.	96,170	2,885,100
QUALCOMM, Inc.	53,750	2,686,694
Lam Research Corp.	29,590	2,350,038
Computer Sciences Corp.	37,590	1,228,441
Total Technology		18,220,867

Energy - 7.7%
Chevron Corp.	61,000	5,487,559
Exxon Mobil Corp.	66,910	5,215,635
Whiting Petroleum Corp.*	148,280	1,399,764
Patterson-UTI Energy, Inc.	82,090	1,237,917
Hess Corp.	22,630	1,097,102
Rowan Companies plc — Class A	60,260	1,021,407
Marathon Oil Corp.	72,540	913,279
Oasis Petroleum, Inc.*	110,990	817,996
Superior Energy Services, Inc.	51,030	687,374
Total Energy		17,878,033

Utilities - 6.4%
Edison International	85,420	5,057,718
Public Service Enterprise Group, Inc.	90,550	3,503,380
Ameren Corp.	55,510	2,399,697
OGE Energy Corp.	88,860	2,336,129
Exelon Corp.	39,930	1,108,856
Duke Energy Corp.	8,550	610,385
Total Utilities		15,016,165

Consumer, Cyclical - 6.3%
CVS Health Corp.	46,340	4,530,662
Lear Corp.	32,770	4,025,138
Wal-Mart Stores, Inc.	36,300	2,225,190
Target Corp.	15,970	1,159,582
PVH Corp.	13,030	959,660
BorgWarner, Inc.	21,350	922,961
JC Penney Company, Inc.*	126,100	839,826
Total Consumer, Cyclical		14,663,019

Communications - 5.1%
Cisco Systems, Inc.	202,470	5,498,073
AT&T, Inc.	84,870	2,920,377
DigitalGlobe, Inc.*	120,665	1,889,614
Scripps Networks Interactive, Inc. — Class A	29,510	1,629,247
Total Communications		11,937,311

Basic Materials - 4.5%
Dow Chemical Co.	103,137	5,309,492
Reliance Steel & Aluminum Co.	41,950	2,429,325
Olin Corp.	70,335	1,213,982

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES B (LARGE CAP VALUE SERIES)

	Shares	Value

Royal Gold, Inc.	23,838	$869,372
Freeport-McMoRan, Inc.	99,180	671,449
Total Basic Materials		10,493,620

Total Common Stocks
(Cost $206,881,174)		230,813,292

SHORT TERM INVESTMENTS† - 1.1%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[1]	2,545,755	2,545,755
Total Short Term Investments
(Cost $2,545,755)		2,545,755

Total Investments - 100.1%
(Cost $209,426,929)		$233,359,047
Other Assets & Liabilities, net - (0.1)%		(261,430)
Total Net Assets - 100.0%		$233,097,617

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of December 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$230,813,292	$—	$—	$230,813,292
Short Term Investments	2,545,755	—	—	2,545,755
Total	$233,359,047	$—	$—	$233,359,047

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SERIES B (LARGE CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2015

Assets:
Investments, at value (cost $209,426,929)	$233,359,047
Prepaid expenses	12,400
Cash	3,514
Receivables:
Dividends	375,083
Securities sold	45,400
Foreign taxes reclaim	13,901
Total assets	233,809,345

Liabilities:
Payable for:
Securities purchased	318,575
Fund shares redeemed	177,630
Management fees	130,336
Fund accounting/administration fees	19,049
Trustees’ fees*	12,083
Transfer agent/maintenance fees	3,844
Miscellaneous	50,211
Total liabilities	711,728
Commitments and contingent liabilities (Note 16)	—
Net assets	$233,097,617

Net assets consist of:
Paid in capital	$215,290,809
Undistributed net investment income	4,169,230
Accumulated net realized loss on investments	(10,294,540)
Net unrealized appreciation on investments	23,932,118
Net assets	$233,097,617
Capital shares outstanding	7,021,999
Net asset value per share	$33.20

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $(5,071))	$6,335,412
Interest	7
Total investment income	6,335,419

Expenses:
Management fees	1,670,210
Transfer agent/maintenance fees	25,228
Fund accounting/administration fees	244,104
Custodian fees	34,892
Trustees’ fees*	30,998
Line of credit fees	19,908
Tax expense	122
Miscellaneous	120,553
Total expenses	2,146,015
Net investment income	4,189,404

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,222,606
Net realized gain	14,222,606
Net change in unrealized appreciation (depreciation) on:
Investments	(31,474,677)
Net change in unrealized appreciation (depreciation)	(31,474,677)
Net realized and unrealized loss	(17,252,071)
Net decrease in net assets resulting from operations	$(13,062,667)

*	Relates to Trustees not deemed “interested personsT” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES B (LARGE CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,189,404	$2,923,527
Net realized gain on investments	14,222,606	49,560,301
Net change in unrealized appreciation (depreciation) on investments	(31,474,677)	(27,214,240)
Net increase (decrease) in net assets resulting from operations	(13,062,667)	25,269,588

Distributions to shareholders from:
Net investment income	(2,928,952)	—
Net realized gains	(37,933,710)	—
Total distributions to shareholders	(40,862,662)	—

Capital share transactions:
Proceeds from sale of shares	7,860,711	11,339,234
Distributions reinvested	40,862,662	—
Cost of shares redeemed	(36,900,523)	(44,935,737)
Net increase (decrease) from capital share transactions	11,822,850	(33,596,503)
Net decrease in net assets	(42,102,479)	(8,326,915)

Net assets:
Beginning of year	275,200,096	283,527,011
End of year	$233,097,617	$275,200,096
Undistributed net investment income at end of year	$4,169,230	$2,928,952

Capital share activity:
Shares sold	208,647	285,616
Shares issued from reinvestment of distributions	1,153,010	—
Shares redeemed	(986,485)	(1,135,601)
Net increase (decrease) in shares	375,172	(849,985)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SERIES B (LARGE CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$41.40	$37.82	$28.66	$24.79	$25.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.61	.41	.35	.35	.26
Net gain (loss) on investments (realized and unrealized)	(2.29)	3.17	8.81	3.52	(1.26)
Total from investment operations	(1.68)	3.58	9.16	3.87	(1.00)
Less distributions from:
Net investment income	(.47)	—	—	—	—
Net realized gains	(6.05)	—	—	—	—
Total distributions	(6.52)	—	—	—	—
Net asset value, end of period	$33.20	$41.40	$37.82	$28.66	$24.79

Total Return[b]	(5.08%)	9.47%	31.96%	15.61%	(3.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$233,098	$275,200	$283,527	$246,107	$249,451
Ratios to average net assets:
Net investment income (loss)	1.63%	1.04%	1.05%	1.28%	1.00%
Total expenses	0.84%	0.83%	0.83%	0.83%	0.80%
Portfolio turnover rate	38%	47%	26%	17%	19%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series C (Money Market Series) is managed by a team of seasoned professionals at Guggenheim Investments. In the following paragraphs, the team discusses performance of the Series C for the fiscal year ended December 31, 2015.

For the fiscal year ended December 31, 2015, the Series C (Money Market Series) returned -0.38%.

Interest rates remained low throughout the year, constraining performance of the government-issued or guaranteed money market instruments held by the Fund. The U.S. Federal Reserve (the “Fed”) hiked its Federal Funds target rate by 25 basis points at its December meeting, its first hike in the post-financial crisis era.

The Fed expects four rate hikes in 2016, based on committee members’ December “dot plot.” However, the market is only pricing in one to two rates hikes for 2016.

The Series primarily holds commercial paper, which provides higher yields (10 to 15 basis points) above comparable Treasury bills and Agency discount notes.

A government money market fund, subject to stricter money market regulations, presents lower yields, yet may afford greater safety and liquidity.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES C (MONEY MARKET SERIES)

OBJECTIVE: Seeks as high a level of current income as is consistent with preservation of capital by investing in money market securities with varying maturities.

Holdings Diversification (Market Exposure as % of Net Assets)

FADN — Federal Agency Discount Note

Inception Date: May 1, 1979

The Fund invests principally in money market instruments such as commercial paper.

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series C (Money Market Series)	-0.38%	-0.46%	0.79%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES C (MONEY MARKET SERIES)

	Shares	Value

SHORT TERM INVESTMENTS† - 1.3%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[3]	868,934	$868,934
Total Short Term Investments
(Cost $868,934)		868,934

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 32.2%
Federal Home Loan Bank[1]
0.03% due 01/04/16	$7,000,000	6,999,983
0.31% due 02/29/16	3,000,000	2,998,832
0.14% due 01/11/16	1,800,000	1,799,948
Total Federal Home Loan Bank		11,798,763
Farmer Mac[1]
0.04% due 01/04/16	10,000,000	9,999,967
Total Federal Agency Discount Notes
(Cost $21,798,380)		21,798,730

ASSET-BACKED SECURITIES†† - 0.1%
Mortgage Securities - 0.1%
Small Business Administration Pools
#503295, 0.75% due 04/25/21[2]	32,435	32,375
#503303, 0.75% due 04/25/21[2]	11,325	11,305
#502353, 1.00% due 09/25/18[2]	9,970	9,965
Total Mortgage Securities		53,645

Total Asset-Backed Securities
(Cost $53,735)		53,645

COMMERCIAL PAPER†† - 66.5%
Banco Santander Chile S.A.
0.22% due 01/04/16	3,000,000	2,999,945
Air Products & Chemicals, Inc.
0.25% due 01/05/16	3,000,000	2,999,917
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.38% due 01/04/16	3,000,000	2,999,905
Koch Resources LLC
0.33% due 01/06/16	3,000,000	2,999,863
Exxon Mobil Corp.
0.38% due 01/13/16	3,000,000	2,999,620
AllianceBernstein Holding, LP
0.45% due 01/19/16	3,000,000	2,999,325
Coca-Cola Co.
0.35% due 01/26/16	3,000,000	2,999,271
Total Capital Canada Ltd.
0.45% due 01/21/16	3,000,000	2,999,250
Toyota Motor Credit Corp.
0.26% due 02/17/16	3,000,000	2,998,368
Skandinaviska Enskilda Banken AB
0.43% due 03/10/16	3,000,000	2,997,650
Siemens Capital Co. LLC
0.52% due 03/29/16	3,000,000	2,996,892
CPPIB Capital Inc.
0.63% due 04/01/16	2,000,000	1,997,833
0.55% due 04/01/16	1,000,000	998,916
Total CPPIB Capital Inc.		2,996,749
ABN Amro Funding USA LLC
0.46% due 04/18/16	3,000,000	2,995,567
BASF SE
0.41% due 01/07/16	2,000,000	1,999,883
Standard Chartered Bank
0.40% due 01/07/16	2,000,000	1,999,872
Rabobank Nederland NV NY
0.43% due 04/01/16	2,000,000	1,997,204
Total Commercial Paper
(Cost $44,978,631)		44,979,281

Total Investments - 100.1%
(Cost $67,699,680)		$67,700,590
Other Assets & Liabilities, net - (0.1)%		(97,376)
Total Net Assets - 100.0%		$67,603,214

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	Variable rate security. Rate indicated is rate effective at December 31, 2015 and date shown is the final maturity date.
[3]	Rate indicated is the 7 day yield as of December 31, 2015.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES C (MONEY MARKET SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$53,645	$—	$53,645
Commercial Paper	—	44,979,281	—	44,979,281
Federal Agency Discount Notes	—	21,798,730	—	21,798,730
Short Term Investments	868,934	—	—	868,934
Total	$868,934	$66,831,656	$—	$67,700,590

For the year ended December 31, 2015, there were no transfers between levels.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES C (MONEY MARKET SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (cost $67,699,680)	$67,700,590
Prepaid expenses	234
Receivables:
Securities sold	988
Fund shares sold	117
Interest	73
Total assets	67,702,002

Liabilities:
Overdraft due to custodian bank	505
Payable for:
Fund shares redeemed	29,998
Printing fees	17,700
Management fees	14,769
Professional fees	12,198
Trustees’ fees*	7,893
Fund accounting/administration fees	5,440
Transfer agent/maintenance fees	2,693
Miscellaneous	7,592
Total liabilities	98,788
Commitments and contingent liabilities (Note 16)	—
Net assets	$67,603,214

Net assets consist of:
Paid in capital	$67,602,379
Accumulated net investment loss	—
Accumulated net realized loss on investments	(75)
Net unrealized appreciation on investments	910
Net assets	$67,603,214
Capital shares outstanding	5,124,287
Net asset value per share	$13.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Interest	$110,217
Total investment income	110,217

Expenses:
Management fees	329,109
Transfer agent/maintenance fees	25,000
Fund accounting/administration fees	62,530
Trustees’ fees*	9,913
Custodian fees	1,880
Tax expense	3
Miscellaneous	52,115
Total expenses	480,550
Less:
Expenses waived by Adviser	(151,437)
Net expenses	329,113
Net investment loss	(218,896)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	81
Net realized gain	81
Net change in unrealized appreciation (depreciation) on:
Investments	(275)
Net change in unrealized appreciation (depreciation)	(275)
Net realized and unrealized loss	(194)
Net decrease in net assets resulting from operations	$(219,090)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SERIES C (MONEY MARKET SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(218,896)	$(298,070)
Net realized gain (loss) on investments	81	(14)
Net change in unrealized appreciation (depreciation) on investments	(275)	(486)
Net decrease in net assets resulting from operations	(219,090)	(298,570)

Capital share transactions:
Proceeds from sale of shares	78,385,948	86,068,579
Cost of shares redeemed	(80,985,107)	(91,652,757)
Net decrease from capital share transactions	(2,599,159)	(5,584,178)
Net decrease in net assets	(2,818,249)	(5,882,748)

Net assets:
Beginning of year	70,421,463	76,304,211
End of year	$67,603,214	$70,421,463
Accumulated net investment loss at end of year	$—	$—

Capital share activity:
Shares sold	5,933,005	6,490,360
Shares redeemed	(6,128,799)	(6,911,723)
Net decrease in shares	(195,794)	(421,363)

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES C (MONEY MARKET SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$13.24	$13.29	$13.36	$13.43	$13.50
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.05)	(.07)	(.07)	(.08)
Net gain (loss) on investments (realized and unrealized)	(.01)	(—)[d]	(—)[d]	(—)[d]	.01
Total from investment operations	(.05)	(.05)	(.07)	(.07)	(.07)
Net asset value, end of period	$13.19	$13.24	$13.29	$13.36	$13.43

Total Return[b]	(0.38%)	(0.38%)	(0.52%)	(0.52%)	(0.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,603	$70,421	$76,304	$73,371	$108,617
Ratios to average net assets:
Net investment income (loss)	(0.33%)	(0.40%)	(0.50%)	(0.53%)	(0.57%)
Total expenses	0.73%	0.75%	0.71%	0.71%	0.70%
Net expenses[c,e]	0.50%	0.51%	0.64%	0.71%	0.70%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Less than $0.01 per share.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the period would be:

12/31/15	12/31/14	12/31/13
0.50%	0.50%	0.63%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series D (World Equity Income Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Ole Jakob Wold, Managing Director and Portfolio Manager; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2015.

For the one year period ended December 31, 2015, the Series D (World Equity Income Series) returned -0.67%, compared with the -0.88% return of its benchmark, the MSCI World Index.

The Fund seeks to deliver superior risk-adjusted returns by taking advantage of market inefficiencies that, at times, misprice stable companies. To identify the degree to which the market could potentially reward stability and other factors, the Fund’s investment team distills the global equity market down to 60 discrete fundamental stock characteristics which it uses to rank stocks it considers for the portfolio.

The Fund seeks to invest sensibly in a world with a rising number of risks; its focus on stable companies (those with factor characteristics like strong balance sheets, attractive earnings, healthy margins and lower market volatility) is designed to offer protection when the market sells off, but presents a challenge when companies lacking in these characteristics outperform.

Performance Review

For the period, the outperformance of the U.S. market (as represented by the S&P 500 Index, which returned 1.38% for the fiscal year) versus global markets (as represented by the MSCI World Index) was a headwind.

The Fund navigated the directionless 2015 with the bulk of its outperformance being derived from a year-long underweight position to the Energy sector. With no bottom in sight for crude oil prices, portfolio holdings have been limited to natural gas pipeline companies, and large integrated oil names, whose balance sheets should help them better weather the difficult environment for energy. In addition to being more defensive, many of these names remain attractive on a valuation basis, as they have gained less during the six-year bull market than their higher-growth brethren.

Plummeting oil should not have been a surprise, given the significant amount of supply that has been met with only lackluster demand. Supply will continue to be a problem going forward for several reasons, including higher production in the U.S. despite a fall in rig count and difficulty in finding storage capacity. Also, in early 2016, Iranian crude oil will begin to hit the global market thanks to a lift of international sanctions. It is very likely oil prices will continue to struggle in 2016.

The Fund is also underweight the Materials sector, which has other businesses exposed to the volatile commodities market. This stance was beneficial to Fund performance, as commodities continued to slide. Glencore, for example, a large commodities trading firm in the benchmark, was not held in the Fund. The company has a heavy debt load amid increasing borrowing rates, and a declining revenue stream. Some bounces in commodities and related equities are certainly possible, but risks appear to be considerable in this sector.

The leading detractor from performance for the period was stock selection in Telecommunications Services, followed by an overweight to the Utilities sector. The Fund traditionally has a large overweight to the Utilities sector, given its characteristics of low volatility and higher yields relative to the broad market. The overweight worked against the Fund at times, when the sector could not keep up with the strong performance of the broad market.

The Fund has also long had an overweight in the Telecom sector, given attractive equity yields for select names and a global consolidation trend that has been supportive of price. Even though the Telecom allocation was a benefit to performance, the holdings in the sector detracted from return for the year as a whole.

Slicing the portfolio by equity yield explains a significant amount of the portfolio’s underperforming positions. Specifically, the highest-yielding names in the portfolio experienced the largest price declines. We believe this is consistent with a market re-pricing the Fed rate increase.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2015

We seek attractive equity yield, not securities with an extremely high yield that could be cut if the business deteriorates. Similarly, we want to hold less of an asset group that we can reasonably expect to underperform in the face of Fed rate increases. Expecting that the Fed’s move in December would adversely impact ultra-high yielding equities, we reduced exposure to these names in August and September, lessening the potential damage.

Portfolio Positioning

Positioning relative to benchmark sectors shows that the cyclically defensive sectors of Utilities and Telecommunications Services were the largest overweights for the period, while Information Technology and Energy were the largest underweights. Of these stances, only the Energy underweight and Telecommunications Services overweight helped performance.

From a geographic perspective, the Fund’s largest overweight is Australia. The Fund has been favoring positions in Australian companies with ties to tangible goods to help hedge against currency debasement occurring in many countries around the world as way to promote growth. The Fund also has a slight overweight to Japan, whose central bank continues to ease, add assets to its balance sheets, and inflate local risk assets, creating a robust Japanese equity market.

The largest underweights include Europe, the U.S., and the UK—all which continue to face economic and monetary challenges. The U.S. has started raising rates, the UK is considering raising rates, and Europe seems cautious about increasing easing, but all are still dealing with a mixture of low or no inflation and lackluster earnings growth. Divergence recently among Japan and the Western economies affirms our long-held belief that the single greatest factor driving equity markets has been central bank stimulus, and as this driver is removed, volatility in equities will likely increase.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES D (WORLD EQUITY INCOME SERIES)

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

At December 31, 2015, the investment diversification of the Fund by country was as follows:

Country	% of Common Stocks	Value
United States	55.5%	$ 86,733,427
Japan	11.6%	18,108,768
Canada	5.8%	9,084,630
Australia	5.0%	7,820,876
United Kingdom	3.9%	6,128,464
Switzerland	3.1%	4,805,578
Sweden	2.8%	4,390,307
Other	12.3%	19,254,608
Total Investments	100.0%	$156,326,658

Inception Date: April 19, 1984

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	1.6%
AT&T, Inc.	1.5%
Wells Fargo & Co.	1.5%
Roche Holding AG	1.4%
Pfizer, Inc.	1.3%
Toyota Motor Corp.	1.3%
Verizon Communications, Inc.	1.3%
Home Depot, Inc.	1.3%
Altria Group, Inc.	1.3%
Apple, Inc.	1.3%
Top Ten Total	13.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series D (World Equity Income Series)	-0.67%	4.07%	2.90%
MSCI World Index	-0.88%	7.59%	4.98%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value

COMMON STOCKS† - 98.3%

Consumer, Non-cyclical - 28.7%
Johnson & Johnson	24,600	$2,526,912
Roche Holding AG	8,000	2,207,513
Pfizer, Inc.	65,400	2,111,112
Altria Group, Inc.	34,700	2,019,887
Merck & Company, Inc.	37,700	1,991,314
Procter & Gamble Co.	25,000	1,985,250
Novartis AG	22,700	1,967,075
UnitedHealth Group, Inc.	14,500	1,705,780
GlaxoSmithKline plc	82,100	1,661,728
Kimberly-Clark Corp.	12,500	1,591,250
Baxter International, Inc.	39,200	1,495,480
Reynolds American, Inc.	32,300	1,490,645
Eli Lilly & Co.	17,600	1,482,976
Dr Pepper Snapple Group, Inc.	15,000	1,398,000
Automatic Data Processing, Inc.	16,500	1,397,880
PepsiCo, Inc.	13,900	1,388,888
Anthem, Inc.	9,600	1,338,624
Cardinal Health, Inc.	14,800	1,321,196
Clorox Co.	10,300	1,306,349
Aetna, Inc.	11,400	1,232,568
Woolworths Ltd.	68,200	1,217,635
Sysco Corp.	27,800	1,139,800
Otsuka Holdings Company Ltd.	31,100	1,116,961
Nissin Foods Holdings Company Ltd.	17,000	909,401
Philip Morris International, Inc.	9,400	826,354
Patterson Companies, Inc.	17,500	791,175
WM Morrison Supermarkets plc	335,900	733,350
Hutchison Port Holdings Trust — Class U	1,173,400	621,902
Transurban Group	75,700	577,576
Asahi Group Holdings Ltd.	18,000	568,902
Wesfarmers Ltd.	18,300	554,901
Quest Diagnostics, Inc.	7,000	497,980
Abbott Laboratories	10,000	449,100
Seven & i Holdings Company Ltd.	8,800	406,323
General Mills, Inc.	7,000	403,620
Henry Schein, Inc.*	2,000	316,380
Colgate-Palmolive Co.	3,300	219,846
Unilever plc	3,900	168,252
Gartner, Inc.*	1,800	163,260
Total Consumer, Non-cyclical		45,303,145

Financial - 24.1%
Wells Fargo & Co.	44,600	2,424,456
U.S. Bancorp	36,200	1,544,654
Swedbank AB — Class A	64,000	1,418,327
Marsh & McLennan Companies, Inc.	24,700	1,369,615
Daito Trust Construction Company Ltd.	11,400	1,328,736
Nordea Bank AB	118,200	1,306,237
CME Group, Inc. — Class A	14,400	1,304,640
HSBC Holdings plc	162,100	1,281,076
Allianz AG	6,900	1,226,292
Hannover Rueck SE	10,500	1,205,460
Everest Re Group Ltd.	6,400	1,171,776
T. Rowe Price Group, Inc.	16,300	1,165,287
Svenska Handelsbanken AB — Class A	82,000	1,096,555
M&T Bank Corp.	9,000	1,090,620
New York Community Bancorp, Inc.	65,300	1,065,696
Vicinity Centres	500,301	1,020,837
Cincinnati Financial Corp.	16,600	982,222
American Capital Agency Corp. REIT	54,600	946,764
People’s United Financial, Inc.	57,300	925,395
Government Properties Trust, Inc.	262,800	915,419
Simon Property Group, Inc.	4,700	913,868
RenaissanceRe Holdings Ltd.	7,900	894,201
Singapore Exchange Ltd.	160,600	872,124
Intact Financial Corp.	12,800	820,108
Tryg A/S	38,400	768,226
H&R Real Estate Investment Trust	50,400	730,097
CapitaLand Mall Trust	522,500	711,190
First Capital Realty, Inc.	53,300	706,641
CI Financial Corp.	29,700	656,619
ACE Ltd.	5,400	630,990
Axis Capital Holdings Ltd.	11,100	624,042
Japan Retail Fund Investment Corp.	300	579,534
ASX Ltd.	16,900	522,918
Bendigo & Adelaide Bank Ltd.	59,900	521,629
Hang Seng Bank Ltd.	26,900	511,963
Admiral Group plc	20,600	503,498
Suncorp Group Ltd.	56,700	501,613
Bank of Montreal	7,000	394,888
WR Berkley Corp.	7,000	383,250
PNC Financial Services Group, Inc.	4,000	381,240
JPMorgan Chase & Co.	5,700	376,371
Insurance Australia Group Ltd.	75,851	307,329
Total Financial		38,102,403

Consumer, Cyclical - 11.6%
Toyota Motor Corp.	33,200	2,068,233
Home Depot, Inc.	15,400	2,036,650
McDonald’s Corp.	14,600	1,724,844
Wal-Mart Stores, Inc.	25,100	1,538,630
Costco Wholesale Corp.	9,000	1,453,500
Mitsui & Company Ltd.	107,700	1,295,179
Sumitomo Corp.	124,500	1,284,877
Marubeni Corp.	243,100	1,264,241
ITOCHU Corp.	103,700	1,244,055
Lawson, Inc.	12,700	1,040,724
Sankyo Company Ltd.	24,200	911,023
Persimmon plc*	29,900	893,452
LVMH Moet Hennessy Louis Vuitton SE	4,600	724,303
FamilyMart Company Ltd.	9,000	422,296
Mitsubishi Corp.	23,600	398,176
Total Consumer, Cyclical		18,300,183

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES D (WORLD EQUITY INCOME SERIES)

	Shares	Value

Communications - 10.7%
AT&T, Inc.	71,000	$2,443,111
Verizon Communications, Inc.	44,600	2,061,412
Comcast Corp. — Class A	27,600	1,557,468
Telstra Corp., Ltd.	307,800	1,258,341
Vivendi S.A.	54,000	1,165,379
Elisa Oyj	28,600	1,081,221
Singapore Telecommunications Ltd.	402,300	1,041,258
Shaw Communications, Inc. — Class B	57,700	992,175
Alphabet, Inc. — Class C*	1,300	986,544
StarHub Ltd.	322,700	842,060
TELUS Corp.	29,200	807,167
BCE, Inc.	20,600	795,668
Singapore Press Holdings Ltd.	251,200	698,004
TeliaSonera AB	113,900	569,188
TDC A/S	63,300	316,962
Rogers Communications, Inc. — Class B	8,800	303,402
Total Communications		16,919,360

Technology - 9.7%
Apple, Inc.	19,100	2,010,466
International Business Machines Corp.	13,300	1,830,345
Accenture plc — Class A	14,200	1,483,900
Canon, Inc.	48,400	1,479,784
Paychex, Inc.	27,600	1,459,764
CA, Inc.	42,800	1,222,368
Fidelity National Information Services, Inc.	18,700	1,133,220
Thomson Reuters Corp.	29,900	1,132,194
Microsoft Corp.	18,800	1,043,024
SAP AG	10,900	869,158
Oracle Corporation Japan	18,100	850,790
Fiserv, Inc.*	7,000	640,220
Intuit, Inc.	2,600	250,900
Total Technology		15,406,133

Utilities - 7.3%
PPL Corp.	43,700	1,491,481
Southern Co.	31,000	1,450,490
CLP Holdings Ltd.	162,338	1,379,337
Duke Energy Corp.	17,300	1,235,047
Dominion Resources, Inc.	17,500	1,183,700
CenterPoint Energy, Inc.	59,400	1,090,584
Osaka Gas Company Ltd.	257,600	939,533
AGL Energy Ltd.	61,200	806,337
DTE Energy Co.	8,300	665,577
SCANA Corp.	8,500	514,165
Sempra Energy	4,000	376,040
Fortis, Inc.	9,100	245,960
Consolidated Edison, Inc.	1,500	96,405
Talen Energy Corp.*	1	6
Total Utilities		11,474,662

Energy - 2.5%
TransCanada Corp.	37,000	1,208,036
Exxon Mobil Corp.	14,700	1,145,865
Royal Dutch Shell plc — Class B	39,000	887,108
Eni SpA	49,000	734,800
Total Energy		3,975,809

Industrial - 2.4%
Lockheed Martin Corp.	6,900	1,498,336
Waste Management, Inc.	21,000	1,120,770
Aurizon Holdings Ltd.	166,600	531,760
Amphenol Corp. — Class A	5,900	308,157
CAE, Inc.	26,300	291,675
TNT Express N.V.	89	753
Total Industrial		3,751,451

CONSUMER, CYCLICAL - 0.7%
MTR Corporation Ltd.	203,500	1,008,301

Basic Materials - 0.6%
Airgas, Inc.	3,700	511,784
Sherwin-Williams Co.	1,800	467,280
Total Basic Materials		979,064

Total Common Stocks
(Cost $156,846,781)		155,220,511

EXCHANGE-TRADED FUNDS† - 0.7%
NYSE Arca Tech 100 ETF	10,300	1,106,147
Total Exchange-Traded Funds
(Cost $1,181,849)		1,106,147

SHORT TERM INVESTMENTS† - 0.7%
Goldman Sachs Financial Square Treasury Instruments Fund 0.00%[1]	1,183,566	1,183,566
Total Short Term Investments
(Cost $1,183,566)		1,183,566

Total Investments - 99.7%
(Cost $159,212,196)		$157,510,224
Other Assets & Liabilities, net - 0.3%		553,130
Total Net Assets - 100.0%		$158,063,354

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of December 31, 2015.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES D (WORLD EQUITY INCOME SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$155,220,511	$—	$—	$155,220,511
Exchange-Traded Funds	1,106,147	—	—	1,106,147
Short Term Investments	1,183,566	—	—	1,183,566
Total	$157,510,224	$—	$—	$157,510,224

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Fund recognizes transfers between the levels as of the beginning of the period. As of December 31, 2015, Series D (World Equity Income Series) had transfers between Level 2 and Level 1 due to utilizing international fair value pricing during the period. There were no other securities that transferred between levels.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (cost $159,212,196)	$157,510,224
Foreign currency, at value (cost $16,002)	16,004
Prepaid expenses	7,932
Receivables:
Foreign taxes reclaim	429,736
Dividends	401,891
Fund shares sold	1,763
Total assets	158,367,550

Liabilities:
Overdraft due to custodian bank	3,497
Payable for:
Fund shares redeemed	118,872
Management fees	94,194
Fund accounting/administration fees	20,184
Trustees’ fees*	8,672
Transfer agent/maintenance fees	3,855
Miscellaneous	54,922
Total liabilities	304,196
Commitments and contingent liabilities (Note 16)	—
Net assets	$158,063,354

Net assets consist of:
Paid in capital	$210,051,807
Undistributed net investment income	4,898,476
Accumulated net realized loss on investments	(55,145,153)
Net unrealized depreciation on investments	(1,741,776)
Net assets	$158,063,354
Capital shares outstanding	13,037,771
Net asset value per share	$12.12

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $417,081)	$6,550,982
Interest	7
Total investment income	6,550,989

Expenses:
Management fees	1,193,303
Transfer agent/maintenance fees	25,229
Fund accounting/administration fees	255,708
Trustees’ fees*	19,081
Line of credit fees	13,383
Custodian fees	9,277
Tax expense	2,855
Miscellaneous	114,459
Total expenses	1,633,295
Net investment income	4,917,694

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,009,685)
Foreign currency	(37,493)
Net realized loss	(2,047,178)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,715,384)
Foreign currency	(13,748)
Net change in unrealized appreciation (depreciation)	(3,729,132)
Net realized and unrealized loss	(5,776,310)
Net decrease in net assets resulting from operations	$(858,616)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SERIES D (WORLD EQUITY INCOME SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,917,694	$5,626,869
Net realized gain (loss) on investments and foreign currency	(2,047,178)	9,844,269
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(3,729,132)	(5,873,733)
Net increase (decrease) in net assets resulting from operations	(858,616)	9,597,405

Distributions to shareholders from:
Net investment income	(5,474,029)	(7,072)
Total distributions to shareholders	(5,474,029)	(7,072)

Capital share transactions:
Proceeds from sale of shares	5,158,083	6,713,201
Distributions reinvested	5,474,029	7,072
Cost of shares redeemed	(24,784,500)	(31,356,416)
Net decrease from capital share transactions	(14,152,388)	(24,636,143)
Net decrease in net assets	(20,485,033)	(15,045,810)

Net assets:
Beginning of year	178,548,387	193,594,197
End of year	$158,063,354	$178,548,387
Undistributed net investment income at end of year	$4,898,476	$5,477,207

Capital share activity:
Shares sold	409,045	524,779
Shares issued from reinvestment of distributions	437,922	561
Shares redeemed	(1,982,543)	(2,489,949)
Net decrease in shares	(1,135,576)	(1,964,609)

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES D (WORLD EQUITY INCOME SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$12.60	$12.00	$10.06	$8.63	$10.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.37	.28	.19	.12
Net gain (loss) on investments (realized and unrealized)	(.43)	.23	1.66	1.24	(1.74)
Total from investment operations	(.07)	.60	1.94	1.43	(1.62)
Less distributions from:
Net investment income	(.41)	(—)[b]	—	—	—
Total distributions	(.41)	(—)[b]	—	—	—
Net asset value, end of period	$12.12	$12.60	$12.00	$10.06	$8.63

Total Return[c]	(0.67%)	5.00%	19.28%	16.57%	(15.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$158,063	$178,548	$193,594	$185,233	$185,747
Ratios to average net assets:
Net investment income (loss)	2.88%	2.95%	2.50%	2.03%	1.23%
Total expenses[d]	0.96%	1.01%	1.14%	1.17%	1.21%
Portfolio turnover rate	110%	132%	150%	36%	171%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series E (Total Return Bond Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and Series performance for the fiscal year ended December 31, 2015.

For the one-year period ended December 31, 2015, the Series E (Total Return Bond Series) returned 1.15%, compared with the 0.55% return of its benchmark, the Barclays U.S. Aggregate Bond Index.

In 2015, risk assets posted their worst annual performance since the 2008 financial crisis, as market participants’ expectations for the start of rate hikes collided with concerns about plunging commodity prices, and slowing economic growth in China and other emerging-market economies. While the direct impact of a 25-basis-point increase in the Federal Funds target rate in December was fairly insignificant, the decision to commence the “normalization” of interest rates after seven years of unprecedented liquidity provision was not. High-yield bonds and bank loans posted their first annual loss since 2009, and spreads went to their widest levels since Standard & Poor’s downgraded the United States’ credit rating in 2011. The S&P 500 experienced its first 10 percent correction in four years and saw the weakest annual total return performance (+1.4 percent) since 2008.

Carry helped offset negative returns attributable to widening of credit spreads for the period. Spreads widened over the year particularly in the second half of the year. For the year, net positive returns were largely attributable to carry from asset-backed securities (“ABS,” including collateralized loan obligations, and aircraft securitizations), mortgage-backed securities (including commercial mortgage-backed securities and non-agency residential mortgage-backed securities), bank loans and preferred securities. The Fund continues to maintain less interest rate duration than the benchmark, particularly at the front end of the yield curve, and thus has mitigated losses due to rising rates over the year versus the benchmark.

Derivatives, which consisted of listed options used to hedge duration, detracted slightly from performance for the year.

A majority of the Fund’s structured credit holdings feature floating rates, yields higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. The Fund believes that commercial ABS and CLOs offer some downside protection, and amortizing structures to keep credit exposure lower over time. The majority of NA-RMBS securities were purchased at discounts and also typically have floating coupons that help keep duration short. Floating rate instruments accounted for about half the portfolio at the end of the period.

The Fund continued to be anchored by high-quality ABS that have passed our rigorous credit analysis. The Fund also continued to find attractive relative value by tactically rotating among sectors, with a focus on securities that are overlooked by the broader market participants.

While the macroeconomic backdrop is still supportive for credit markets, the risk of contagion from distressed sectors, such as energy, warrants close monitoring. However, a genuine turning point in credit will not be reached until a U.S. recession looms and underlying corporate fundamentals no longer support a low default environment—neither of which is true heading into 2016. Convictions are often tested in such turbulent markets, but these are also times when we must remember that we are long-term investors, not traders.

As high-yield bonds and leveraged-loans experience spread widening, the Fund continues to use periods of weakness to add to attractive assets. We will continue to steer the Fund away from the weakest structures, issuers, and industries that may be most exposed to a downturn in economic fundamentals and increases in global volatility.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES E (TOTAL RETURN BOND SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 26, 1985

Ten Largest Holdings (% of Total Net Assets)
Total Return Bond Fund - Institutional Class	8.9%
U.S. Treasury Notes	4.9%
Limited Duration Fund - Institutional Class	4.5%
Floating Rate Strategies Fund - Institutional Class	2.9%
GCAT LLC	1.8%
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	1.7%
LSTAR Securities Investment Trust 2014-1	1.6%
Willis Engine Securitization Trust II	1.5%
County of Miami-Dade Florida Revenue Bonds	1.3%
ALM VII R-2 Ltd.	1.1%
Top Ten Total	30.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series E (Total Return Bond Series)	1.15%	4.37%	3.34%
Barclays U.S. Aggregate Bond Index	0.55%	3.25%	4.51%

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AAA	9.1%
AA	10.0%
A	18.8%
BBB	13.5%
BB	5.5%
B	5.4%
CCC	2.9%
CC	0.3%
A+	0.3%
NR1	14.3%
Other Instruments	19.9%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]	NR securities do not necessarily indicate low credit quality.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES E (TOTAL RETURN BOND SERIES)

	Shares	Value

PREFERRED STOCKS†† - 1.3%

Financial - 0.9%
Aspen Insurance Holdings Ltd. 5.95%[1,2,9]	7,199	$185,662
Woodbourne Capital Trust IV 0.03%*,†††,1,2,10	300,000	160,821
Woodbourne Capital Trust III 0.03%*,†††,1,2,10	300,000	160,821
Woodbourne Capital Trust I 0.03%*,†††,1,2,10	300,000	160,821
Woodbourne Capital Trust II 0.03%*,†††,1,2,10	300,000	160,821
AgriBank FCB 6.88%[1,2]	1,500	158,578
Total Financial		987,524

Industrial - 0.4%
Seaspan Corp. 6.38% due 04/30/19[9,11]	18,000	437,400
Total Preferred Stocks
(Cost $1,985,771)		1,424,924

EXCHANGE-TRADED FUNDS†,4 - 1.7%
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	84,603	1,923,026
Total Exchange-Traded Funds
(Cost $2,000,836)		1,923,026

UNIT INVESTMENT TRUSTS† - 0.1%
Rescap Liquidating Trust*	9,655	79,171
Total Unit Investment Trusts
(Cost $487,486)		79,171

MUTUAL FUNDS†,4 - 16.2%
Total Return Bond Fund - Institutional Class	382,426	9,977,489
Limited Duration Fund - Institutional Class	204,404	4,993,596
Floating Rate Strategies Fund - Institutional Class	127,128	3,209,978
Total Mutual Funds
(Cost $18,466,088)		18,181,063

	Face Amount

ASSET-BACKED SECURITIES†† - 35.3%
Collateralized Loan Obligations - 21.6%
KKR Financial CLO Ltd.
2007-1A, 2.61% due 05/15/21[1,3]	$1,000,000	987,106
2012-1A, 3.81% due 12/15/24[1,3]	500,000	493,393
Great Lakes CLO Ltd.
2012-1A, 4.42% due 01/15/23[1,3]	1,000,000	999,917
2014-1A, 4.02% due 04/15/25[1,3]	250,000	248,218
ALM VII R-2 Ltd.
2013-7R2A, 2.91% due 04/24/24[1,3]	1,250,000	1,234,141
Grayson CLO Ltd.
2006-1A, 0.74% due 11/01/21[1,3]	1,250,000	1,124,652
Acis CLO Ltd.
2013-2A, 3.53% due 10/14/22[1,3]	750,000	737,382
2013-1A, 3.27% due 04/18/24[1,3]	400,000	372,656
Oaktree EIF II Series A1 Ltd.
2016-A1, 3.25% due 10/18/27[1,3]	1,000,000	992,980
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 2.97% due 10/15/26[1,3]	1,000,000	981,450
Northwoods Capital XIV Ltd.
2014-14A, 2.82% due 11/12/25[1,3]	1,000,000	978,643
Atrium XI
2014-11A, 3.52% due 10/23/25[1,3]	1,000,000	978,212
Telos CLO Ltd.
2013-3A, 3.32% due 01/17/24[1,3]	1,000,000	948,104
Dryden 37 Senior Loan Fund
2015-37A, due 04/15/27[3,5]	1,000,000	935,897
Rockwall CDO Ltd.
2007-1A, 0.88% due 08/01/24[1,3]	900,000	828,371
ARES XII CLO Ltd.
2007-12A, 3.64% due 11/25/20[1,3]	750,000	749,762
MCF CLO I LLC
2013-1A, 3.87% due 04/20/23[1,3]	750,000	739,215
Babson CLO Ltd.
2012-2A, due 05/15/23[3,5]	750,000	414,798
2014-IA, due 07/20/25[3,5]	550,000	261,782
Ivy Hill Middle Market Credit Fund VII Ltd.
2013-7A, 3.77% due 10/20/25[1,3]	600,000	584,961
Black Diamond CLO Ltd.
2013-1A, 3.58% due 02/01/23[1,3]	550,000	540,056
Newstar Trust
2012-2A, 3.56% due 01/20/23[1,3]	500,000	499,938
Cent CLO
2014-16A, 2.58% due 08/01/24[1,3]	500,000	496,686
Dryden XXIII Senior Loan Fund
2014-23A, 3.27% due 07/17/23[1,3]	500,000	496,380
Oxford Finance Funding Trust
2014-1A, 3.48% due 12/15/22[3]	500,000	495,100
Fortress Credit Opportunities III CLO, LP
2014-3A, 3.12% due 04/28/26[1,3]	300,000	294,173
2014-3A, 3.87% due 04/28/26[1,3]	200,000	193,893
MCF CLO III LLC
2014-3A, 3.21% due 01/20/24[1,3]	500,000	480,008
Treman Park CLO Ltd.
2015-1A, due 04/20/27[3,5]	500,000	454,450
Eastland CLO Ltd.
2007-1A, 0.73% due 05/01/22[1,3]	400,000	378,787
KVK CLO Ltd.
2013-1A, due 04/14/25[3,5]	900,000	376,229
ICE EM CLO
2007-1A, 1.12% due 08/15/22[1,3]	365,776	360,691
Halcyon Loan Advisors Funding Ltd.
2012-2A, 5.07% due 12/20/24[1,3]	350,000	349,604

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value

Newstar Commercial Loan Funding LLC
2013-1A, 5.12% due 09/20/23[1,3]	$350,000	$329,627
Westwood CDO I Ltd.
2007-1A, 1.27% due 03/25/21[1,3]	300,000	281,937
CIFC Funding Ltd.
2014-3X, due 07/22/26[5]	500,000	277,179
TICC CLO LLC
2012-1A, 5.14% due 08/25/23[1,3]	250,000	249,956
Garrison Funding Ltd.
2013-2A, 3.77% due 09/25/23[1,3]	250,000	248,842
Golub Capital Partners CLO Ltd.
2013-17A, 4.15% due 10/25/25[1,3]	250,000	248,112
Gallatin CLO VII Ltd.
2014-1A, 3.22% due 07/15/23[1,3]	250,000	245,777
ALM XIV Ltd.
2014-14A, 3.27% due 07/28/26[1,3]	250,000	244,431
NewStar Arlington Senior Loan Program LLC
2014-1A, 3.62% due 07/25/25[1,3]	250,000	241,651
Venture CLO Ltd.
2013-14A, 3.16% due 08/28/25[1,3]	250,000	237,667
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 10/04/24[3,5]	250,000	161,100
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[3,5]	250,000	142,876
Neuberger Berman CLO Ltd.
2012-12A, due 07/25/23[3,5]	300,000	125,836
Copper River CLO Ltd.
2007-1A, due 01/20/21[1,3,5]	600,000	100,334
Total Collateralized Loan Obligations		24,142,960

Transport-Aircraft - 8.9%
AASET
2014-1, 5.12% due 12/15/29[1]	1,153,846	1,114,154
2014-1, 7.38% due 12/15/29[1]	692,308	684,554
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[3]	1,733,461	1,694,632
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[3]	1,080,729	1,087,822
2013-1, 6.35% due 10/15/38[3]	216,146	219,878
Castlelake Aircraft Securitization Trust
2014-1, 5.25% due 02/15/29[3]	710,382	693,333
2014-1, 7.50% due 02/15/29[3]	355,191	348,975
Rise Ltd.
2014-1, 4.74% due 02/12/39	1,018,229	1,017,007
Castle Aircraft SecuritizationTrust
2015-1A, 4.70% due 12/15/40[3]	1,000,000	995,500
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[3]	940,476	917,303
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[3]	823,926	804,316
AABS Ltd.
2013-1, 4.87% due 01/15/38	410,327	405,198
Total Transport-Aircraft		9,982,672

Collateralized Debt Obligations - 3.7%
Triaxx Prime CDO Ltd.
2006-2A, 0.69% due 10/02/39[1,3]	946,444	896,426
Gramercy Real Estate CDO Ltd.
2007-1A, 0.64% due 08/15/56[1,3]	891,190	835,934
RAIT CRE CDO I Ltd.
2006-1X, 0.53% due 11/20/46	779,897	736,984
SRERS Funding Ltd.
2011-RS, 0.54% due 05/09/46[1,3]	641,631	625,426
N-Star Real Estate CDO IX Ltd.
2006-8A, 0.56% due 02/01/41[9]	603,306	583,728
N-Star REL CDO VIII Ltd.
2006-8A, 0.79% due 02/01/41[1,3]	500,000	467,746
Total Collateralized Debt Obligations		4,146,244

Insurance - 0.6%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[3]	705,750	704,480

Financial - 0.5%
Garanti Diversified Payment Rights Finance Co.
2007-A, 0.81% due 07/09/17[1]	560,000	548,408
Total Asset-Backed Securities
(Cost $40,954,161)		39,524,764

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 16.9%
Residential Mortgage Backed Securities - 13.8%
LSTAR Securities Investment Trust
2014-1, 3.53% due 09/01/21[1,3]	1,783,264	1,773,099
2015-4, 2.24% due 04/01/20[1,3]	1,097,748	1,081,968
2015-1, 2.43% due 01/01/20[1,3]	920,354	899,001
2015-2, 2.24% due 01/01/20[1,3]	684,512	673,833
GCAT LLC
2014-2, 3.72% due 10/25/19[3]	2,061,819	2,044,900
CIT Mortgage Loan Trust
2007-1, 1.87% due 10/25/37[1,3]	1,192,055	1,110,336
VOLT XL LLC
2015-NP14, 4.38% due 11/27/45[3]	1,000,000	998,809
GSAA Trust
2005-10, 1.07% due 06/25/35[1]	1,050,000	959,102
Banc of America Funding Ltd.
2013-R1, 0.41% due 11/03/41[1,3]	1,010,707	939,048
American Home Mortgage Investment Trust
2006-1, 0.82% due 03/25/46[1]	1,089,582	882,419
Luminent Mortgage Trust
2006-2, 0.62% due 02/25/46[1]	1,239,620	847,099
NRPL Trust
2015-1A, 3.88% due 11/01/54[3]	667,155	663,596
HarborView Mortgage Loan Trust
2006-14, 0.55% due 01/25/47[1]	877,117	659,307
Nationstar HECM Loan Trust
2014-1A, 4.50% due 11/25/17[3]	654,408	659,270

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value

Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.10% due 11/25/46[1]	$555,337	$380,855
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	253,764	269,531
Nomura Resecuritization Trust
2012-1R, 0.86% due 08/27/47[1,3]	189,789	179,142
GSAA Home Equity Trust
2007-7, 0.69% due 07/25/37[1]	165,396	142,753
Morgan Stanley Re-REMIC Trust
2010-R5, 0.58% due 06/26/36[1,3]	169,154	122,310
American Home Mortgage Assets Trust
2007-1, 0.96% due 02/25/47[1]	203,706	121,372
JP Morgan Mortgage Trust
2006-A3, 2.66% due 04/25/36[1]	57,198	48,179
First Franklin Mortgage Loan Trust
2006-FF1, 0.76% due 01/25/36[1]	50,000	44,527
Fannie Mae
1990-68, 6.95% due 07/25/20[8,9]	513	543
1990-103, 7.50% due 09/25/20[8,9]	175	189
Freddie Mac
1990-188, 7.00% due 09/15/21[8,9]	296	318
Total Residential Mortgage Backed Securities		15,501,506

Commercial Mortgage Backed Securities - 2.9%
Hilton USA Trust
2013-HLT, 4.41% due 11/05/30[3]	950,000	950,703
2013-HLT, 4.45% due 11/05/30[1,3]	300,000	299,882
Boca Hotel Portfolio Trust
2013-BOCA, 3.38% due 08/15/26[1,3]	1,000,000	998,245
Motel 6 Trust
2015-MTL6, 4.53% due 02/05/30[3]	1,000,000	981,884
Total Commercial Mortgage Backed Securities		3,230,714

Military Housing - 0.2%
GMAC Commercial Mortgage Asset Corp.
2003-PRES, 6.24% due 10/10/41†††,3	237,590	237,977

Government Agency - 0.0%
Ginnie Mae
#518436, 7.25% due 09/15/29[9]	8,801	9,252
Total Collateralized Mortgage Obligations
(Cost $18,511,889)		18,979,449

CORPORATE BONDS†† - 16.0%
Financial - 8.9%
Citigroup, Inc.
5.95%[1,2]	870,000	850,094
5.80%[1,2]	430,000	426,345
Fifth Third Bancorp
5.10%[1,2]	709,000	633,669
4.90%[1,2]	500,000	452,125
JPMorgan Chase & Co.
5.00%[1,2]	1,100,000	1,045,000
AmTrust Financial Services, Inc.
6.12% due 08/15/23[9,11]	960,000	1,001,994
SunTrust Banks, Inc.
5.63%[1,2]	850,000	855,312
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
5.88% due 02/01/22	600,000	586,500
Teachers Insurance & Annuity Association of America
4.90% due 09/15/44[3]	500,000	505,043
Morgan Stanley
5.55%[1,2]	500,000	500,000
GMH Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††	485,000	497,295
Corporation Financiera de Desarrollo S.A.
5.25% due 07/15/29[1,3,11]	450,000	442,125
Pacific Northwest Communities LLC
5.91% due 06/15/50[3,11]	400,000	422,244
Customers Bank
6.12% due 06/26/29[1,10,11]	400,000	405,000
Wilton Re Finance LLC
5.87% due 03/30/33[1,3,11]	375,000	393,446
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50[3]	336,161	331,280
ACC Group Housing LLC
6.35% due 07/15/54†††,3	250,000	257,388
CIC Receivables Master Trust
4.89% due 10/07/21†††,9,11	200,000	198,482
Cadence Bank North America
6.25% due 06/28/29[1,10]	150,000	150,375
Total Financial		9,953,717

Industrial - 1.5%
Molex Electronic Technologies LLC
3.90% due 04/15/25[3,6]	900,000	842,151
Ball Corp.
4.38% due 12/15/20	500,000	507,813
SBM Baleia Azul
5.50% due 09/15/27†††,9	256,710	185,868
Prosight Global Inc.
7.50% due 11/26/20†††,9	100,000	103,154
Total Industrial		1,638,986

Basic Materials - 1.1%
Yamana Gold, Inc.
4.95% due 07/15/24	865,000	733,505
Newcrest Finance Pty Ltd.
4.20% due 10/01/22[3]	560,000	469,275
Total Basic Materials		1,202,780

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value

Communications - 1.0%
Neptune Finco Corp.
6.63% due 10/15/25[3]	$500,000	$520,000
Avaya, Inc.
7.00% due 04/01/19[3,6]	537,000	397,380
Sprint Communications, Inc.
9.00% due 11/15/18[3]	200,000	210,500
Total Communications		1,127,880

Consumer, Non-cyclical - 0.9%
Zoetis, Inc.
4.50% due 11/13/25	550,000	557,399
HCA, Inc.
5.88% due 02/15/26	250,000	250,938
Vector Group Ltd.
7.75% due 02/15/21	200,000	211,000
Total Consumer, Non-cyclical		1,019,337

Energy - 0.8%
Sunoco Logistics Partners Operations, LP
5.95% due 12/01/25	750,000	714,500
4.25% due 04/01/24	150,000	129,732
Total Energy		844,232

Technology - 0.7%
First Data Corp.
5.00% due 01/15/24[3]	500,000	497,500
CDK Global, Inc.
4.50% due 10/15/24	305,000	303,493
Total Technology		800,993

Consumer, Cyclical - 0.6%
Northern Group Housing LLC
6.80% due 08/15/53†††,3	600,000	727,056

Diversified - 0.5%
HRG Group, Inc.
7.88% due 07/15/19	550,000	574,750
Total Corporate Bonds
(Cost $18,383,662)		17,889,731

U.S. GOVERNMENT SECURITIES†† - 6.8%
U.S. Treasury Notes
2.25% due 11/15/25[6]	5,448,000	5,435,867
Tennessee Valley Authority
5.38% due 04/01/56	750,000	893,687
Freddie Mac Strips
0.00% due 03/15/31[7,8]	800,000	469,432
0.00% due 07/15/32[7,8]	500,000	277,378
Total Freddie Mac Strips		746,810
U.S. Treasury Bonds
0.00% due 11/15/44[7]	1,216,000	489,656
0.00% due 05/15/44[7]	145,000	59,698
Total U.S. Treasury Bonds		549,354
Total U.S. Government Securities
(Cost $7,677,078)		7,625,718

MUNICIPAL BONDS†† - 5.7%
Florida - 1.7%
County of Miami-Dade Florida Revenue Bonds
0.00% due 10/01/45[7]	5,600,000	1,501,975
0.00% due 10/01/42[7]	1,500,000	462,585
Total Florida		1,964,560

New Jersey - 1.1%
New Jersey Transportation Trust Fund Authority Revenue Bonds
0.00% due 12/15/32[7]	2,650,000	1,191,572

Illinois - 1.0%
State of Illinois General Obligation Unlimited
6.90% due 03/01/35	500,000	532,040
5.65% due 12/01/38	400,000	383,852
City of Chicago Illinois General Obligation Unlimited
5.43% due 01/01/42	300,000	255,723
Total Illinois		1,171,615

Alabama - 0.9%
County of Jefferson Alabama Sewer Revenue Revenue Bonds
0.00% due 10/01/34[7]	775,000	281,217
0.00% due 10/01/36[7]	875,000	276,579
0.00% due 10/01/35[7]	525,000	177,791
0.00% due 10/01/31[7]	275,000	125,307
0.00% due 10/01/32[7]	250,000	105,425
Total Alabama		966,319

Michigan - 0.8%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39[11]	750,000	914,468

California - 0.2%
Inland Valley Development Agency Tax Allocation
5.50% due 03/01/33	170,000	180,957
Total Municipal Bonds
(Cost $6,086,665)		6,389,491

SENIOR FLOATING RATE INTERESTS†† - 3.9%
Communications - 1.2%
Univision Communications, Inc.
4.00% due 03/01/20	997,339	974,191
Asurion Corp.
5.00% due 08/04/22	228,850	208,711
5.00% due 05/24/19	79,694	74,489

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES E (TOTAL RETURN BOND SERIES)

	Face Amount	Value

MergerMarket Ltd.
4.50% due 02/04/21	$98,250	$94,811
Total Communications		1,352,202

Technology - 1.0%
Avago Technologies Ltd.
4.25% due 11/11/22	850,000	839,911
Greenway Medical Technologies
6.00% due 11/04/20[9]	343,000	320,705
Total Technology		1,160,616

Industrial - 0.7%
Capstone Logistics
5.50% due 10/07/21	712,588	704,571
CareCore National LLC
5.50% due 03/05/21	94,389	81,175
Total Industrial		785,746

Consumer, Cyclical - 0.5%
Neiman Marcus Group, Inc.
4.25% due 10/25/20	343,015	302,711
Ollies Bargain Outlet
4.75% due 09/28/19	286,684	282,622
Total Consumer, Cyclical		585,333

Financial - 0.3%
Magic Newco, LLC
5.00% due 12/12/18	243,710	243,203
American Stock Transfer & Trust
5.75% due 06/26/20	95,406	92,623
Total Financial		335,826

Consumer, Non-cyclical - 0.2%
NES Global Talent
6.50% due 10/03/19	127,347	113,339
Performance Food Group
6.25% due 11/14/19	68,107	67,823
Total Consumer, Non-cyclical		181,162

Total Senior Floating Rate Interests
(Cost $4,526,369)		4,400,885

FOREIGN GOVERNMENT BONDS†† - 1.1%
Kenya Government International Bond
6.87% due 06/24/24[3]	700,000	612,500
Dominican Republic International Bond
6.85% due 01/27/45[3]	600,000	565,500
Total Foreign Government Bonds
(Cost $1,348,445)		1,178,000

Total Investments - 105.0%
(Cost $120,428,450)		$117,596,222
Other Assets & Liabilities, net - (5.0)%		(5,621,830)
Total Net Assets - 100.0%		$111,974,392

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at December 31, 2015.
[2]	Perpetual maturity.
[3]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $55,964,944 (cost $57,789,108), or 50.0% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[4]	Affiliated issuer — See Note 8.
[5]	Residual interest.
[6]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 12.
[7]	Zero coupon rate security.
[8]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[9]	Illiquid security.
[10]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $1,198,659 (cost $1,755,796) or 1.1% of total net assets — See Note 13.

[11]	Security or a portion thereof is held as collateral for line of credit agreement — See Note 10.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES E (TOTAL RETURN BOND SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$39,524,764	$—	$39,524,764
Collateralized Mortgage Obligations	—	18,741,472	237,977	18,979,449
Corporate Bonds	—	15,920,488	1,969,243	17,889,731
Exchange-Traded Funds	1,923,026	—	—	1,923,026
Foreign Government Bonds	—	1,178,000	—	1,178,000
Municipal Bonds	—	6,389,491	—	6,389,491
Mutual Funds	18,181,063	—	—	18,181,063
Preferred Stocks	—	781,640	643,284	1,424,924
Senior Floating Rate Interests	—	4,400,885	—	4,400,885
U.S. Government Securities	—	7,625,718	—	7,625,718
Unit Investment Trusts	79,171	—	—	79,171
Total	$20,183,260	$94,562,458	$2,850,504	$117,596,222

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Fund recognizes transfers between the levels as of the beginning of the period. As of December 31, 2015, Series E (Total Return Bond Series) had securities with a total value of $978,900 transfer out of Level 3 into Level 2 and a total value of $711,882 transfer into Level 3 from Level 2 due to changes in the securities valuation method. There were no other securities that transferred between levels.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $99,961,526)	$97,492,133
Investments in affiliated issuers, at value (cost $20,466,924)	20,104,089
Total investments (cost $120,428,450)	117,596,222
Cash	1,080,879
Prepaid expenses	5,136
Receivables:
Securities sold	1,030,760
Fund shares sold	528,371
Interest	497,977
Dividends	73,179
Total assets	120,812,524

Liabilities:
Reverse Repurchase Agreements	5,921,955
Payable for:
Securities purchased	2,680,382
Fund shares redeemed	130,463
Distribution and service fees	23,666
Fund accounting/administration fees	8,993
Trustees’ fees*	5,735
Management fees	5,646
Transfer agent/maintenance fees	4,008
Miscellaneous	57,284
Total liabilities	8,838,132
Commitments and contingent liabilities (Note 16)	—
Net assets	$111,974,392

Net assets consist of:
Paid in capital	$117,871,604
Undistributed net investment income	4,527,625
Accumulated net realized loss on investments	(7,592,609)
Net unrealized depreciation on investments	(2,832,228)
Net assets	$111,974,392
Capital shares outstanding	7,138,956
Net asset value per share	$15.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Interest	$5,234,139
Dividends from securities of affiliated issuers	297,462
Dividends from securities of unaffiliated issuers	144,892
Total investment income	5,676,493

Expenses:
Management fees	566,167
Transfer agent/maintenance fees	25,188
Distribution and service fees	283,084
Fund accounting/administration fees	107,570
Interest expense	36,055
Custodian fees	25,516
Line of credit fees	14,753
Trustees’ fees*	9,066
Tax expense	6
Miscellaneous	120,969
Total expenses	1,188,374
Less:
Expenses waived by Adviser	(253,423)
Net expenses	934,951
Net investment income	4,741,542

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	284,517
Investments in affiliated issuers	(2,284)
Foreign currency	2
Options purchased	(457,050)
Options written	196,572
Net realized gain	21,757
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,065,052)
Investments in affiliated issuers	(308,679)
Net change in unrealized appreciation (depreciation)	(3,373,731)
Net realized and unrealized loss	(3,351,974)
Net increase in net assets resulting from operations	$1,389,568

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SERIES E (TOTAL RETURN BOND SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$4,741,542	$3,841,389
Net realized gain on investments	21,757	1,411,925
Net change in unrealized appreciation (depreciation) on investments	(3,373,731)	2,319,377
Net increase in net assets resulting from operations	1,389,568	7,572,691

Distributions to shareholders from:
Net investment income	(2,550,797)	—
Total distributions to shareholders	(2,550,797)	—

Capital share transactions:
Proceeds from sale of shares	45,993,430	66,326,336
Distributions reinvested	2,550,797	—
Cost of shares redeemed	(63,058,796)	(40,371,887)
Net increase (decrease) from capital share transactions	(14,514,569)	25,954,449
Net increase (decrease) in net assets	(15,675,798)	33,527,140

Net assets:
Beginning of year	127,650,190	94,123,050
End of year	$111,974,392	$127,650,190
Undistributed net investment income at end of year	$4,527,625	$2,294,184

Capital share activity:
Shares sold	2,901,918	4,264,463
Shares issued from reinvestment of distributions	162,782	—
Shares redeemed	(3,957,752)	(2,634,663)
Net increase (decrease) in shares	(893,052)	1,629,800

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES E (TOTAL RETURN BOND SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$15.89	$14.70	$14.45	$13.65	$12.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.67	.58	.54	.38	.34
Net gain (loss) on investments (realized and unrealized)	(.50)	.61	(.29)	.42	.33
Total from investment operations	.17	1.19	.25	.80	.67
Less distributions from:
Net investment income	(.38)	—	—	—	—
Total distributions	(.38)	—	—	—	—
Net asset value, end of period	$15.68	$15.89	$14.70	$14.45	$13.65

Total Return[b]	1.15%	8.10%	1.73%	5.86%	5.16%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$111,974	$127,650	$94,123	$112,791	$123,575
Ratios to average net assets:
Net investment income (loss)	4.19%	3.72%	3.69%	2.75%	2.57%
Total expenses[c]	1.05%	1.05%	1.07%	0.94%	0.92%
Net expenses[d,e]	0.83%	0.85%	0.87%	0.81%	0.81%
Portfolio turnover rate	85%	62%	109%	79%	49%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating ratios for the periods would be:

12/31/15	12/31/14	12/31/13
0.78%	0.79%	0.81%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series F (Floating Rate Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Kevin H. Gundersen CFA, Senior Managing Director and Portfolio Manager; James W. Michal, Managing Director and Portfolio Manager; and Thomas J. Hauser, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and Series performance for the fiscal year ended December 31, 2015.

For the one-year period ended December 31, 2015, the Series F (Floating Rate Series) returned 0.73%, compared with -0.38% for its benchmark, the Credit Suisse Leveraged Loan Index.

In 2015, risk assets posted their worst annual performance since the 2008 financial crisis, as market participants’ expectations for the start of rate hikes collided with concerns about plunging commodity prices, and slowing economic growth in China and other emerging-market economies. While the direct impact of a 25-basis-point increase in the Federal Funds target rate in December was fairly insignificant, the decision to commence the “normalization” of interest rates after seven years of unprecedented liquidity provision was not. High-yield bonds posted their first annual loss since 2009, and spreads went to their widest levels since Standard & Poor’s downgraded the United States’ credit rating in 2011. The S&P 500 experienced its first 10 percent correction in four years and saw the weakest annual total return performance (+1.4 percent) since 2008.

The relative stability of the bank-loan market stood out against the volatility of the high-yield bond market earlier in the year, but loans eventually joined high-yield bonds in posting their first annual loss since 2008. In reviewing the loan market’s 2015 performance, it is difficult to attribute market weakness to a single cause. In June, a weak global environment combined with the Fed’s decision to postpone raising interest rates weighed on the loan market as uncertainty grew over the timing of the first rate hike and future path for short-term rates. Loans rebounded in July, but heightened volatility across all risk assets in August led to the second negative monthly return for loans in 2015, which continued through the end of the year. Loans recorded five consecutive months of negative returns between August and December 2015, the first such string since 2008.

Fund performance for the period was primarily a result of credit selection, as Guggenheim’s bottom-up, fundamental approach results in the construction of portfolios that have the potential to provide downside protection and outperform when the broader market underperforms. The Fund’s underweight exposure to the energy and utility sectors relative to the broader market contributed to outperformance relative to the benchmark.

Predictably, the energy and the metals industries were the worst-performing industries in both the high yield and bank loan markets in 2015. Food/drug, food/tobacco, and housing delivered positive returns for the year, and were more closely tied to the consumer.

In both high-yield bond and bank loan markets, higher quality outperformed lower quality in 2015. BB-rated loans managed to deliver a positive 2.6% return in 2015, versus losses of 0.2% and 6.1% for B-rated loans and CCC-rated loans, respectively. The relative outperformance of loans is consistent with our view that higher-quality high-yield offers better relative value as the market matures.

The theme of staying up in quality was also prevalent in the new issue market. In the loan market, CCC-rated volume fell to only 3% of total primary market activity in 2015, down from 7% in 2014, while the share of BB-rated volume rose significantly to 39% in 2015, up from 27% in 2014.

New issue volumes in the loan market in 2015 were 31% lower than 2014 volume as investors grew wary of risk. In addition to lower issuance of deals rated CCC or lower compared to the prior year, only 19% of loans were originated with greater than 6x leverage—well below the 27% share of such deals in 2014. This trend reversal suggests that recent regulatory efforts to curb highly levered transactions have been successful.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2015

While the macroeconomic backdrop is still supportive for credit markets, the risk of contagion from distressed sectors, such as energy, bears watching. However, a genuine turning point in credit will not be reached until a U.S. recession looms and underlying corporate fundamentals no longer support a low default environment—neither of which was true at the end of 2015.

The general trends that affected the leveraged credit markets in 2015—namely poor liquidity conditions and an aversion to the lowest quality credits—may continue to sporadically impact market performance through the Fed tightening cycle. Against a weakening technical backdrop, we’ve been managing liquidity carefully but continue to see opportunities based on the underlying fundamentals.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES F (FLOATING RATE STRATEGIES SERIES)

OBJECTIVE: Seeks to provide a high level of income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: April 24, 2013

Ten Largest Holdings (% of Total Net Assets)
HUB International Ltd.	1.8%
Cengage Learning Acquisitions, Inc.	1.7%
National Financial Partners Corp.	1.5%
The Active Network, Inc.	1.4%
Gates Global, Inc.	1.3%
Pharmaceutical Product Development	1.2%
Univar, Inc.	1.2%
Numericable US LLC	1.2%
Phillips-Medsize Corp.	1.2%
Acosta, Inc.	1.2%
Top Ten Total	13.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	Since Inception (04/24/13)
Series F (Floating Rate Strategies Series)	0.73%	2.08%
Credit Suisse Leveraged Loan Index	-0.38%	1.77%

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AA	1.0%
A	2.1%
BBB	4.3%
BB	23.9%
B	55.7%
CCC	3.1%
NR1	1.1%
Other Instruments	8.8%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Shares	Value

SHORT TERM INVESTMENTS† - 8.8%
Federated U.S. Treasury Cash Reserve Fund 0.00%[5]	4,283,249	$4,283,249
Total Short Term Investments
(Cost $4,283,249)		4,283,249

	Face Amount[3]

SENIOR FLOATING RATE INTERESTS††,1 - 81.3%
Industrial - 18.5%
Gates Global, Inc.
4.25% due 07/03/21	$668,668	625,679
Pregis Holding I Corp.
4.50% due 05/20/21	496,654	486,721
Berry Plastics Corp.
4.00% due 10/01/22	486,845	481,977
Transdigm, Inc.
3.50% due 05/14/22	496,430	479,765
Brickman Group Holdings, Inc.
4.00% due 12/18/20	490,511	474,069
GYP Holdings III Corp.
4.75% due 04/01/21	492,500	468,697
Landmark Aviation (US)
4.75% due 10/25/19	457,319	454,556
Power Borrower, LLC
4.25% due 05/06/20	425,951	413,526
Exopack Holdings SA
4.50% due 05/08/19	421,772	408,592
USIC Holding, Inc.
4.00% due 07/10/20	419,771	391,436
Amber Bidco Ltd.
4.32% due 06/30/21†††,4	350,000	344,464
Thermasys Corp.
5.25% due 05/03/19	375,000	325,313
Nord Anglia Education Finance LLC
5.00% due 03/31/21	312,831	304,619
Pro Mach Group, Inc.
4.75% due 10/22/21	298,243	294,017
Mitchell International, Inc.
8.50% due 10/11/21	300,000	285,501
CareCore National LLC
5.50% due 03/05/21	312,524	268,771
Beacon Roofing Supply, Inc.
4.00% due 10/03/22	250,000	247,813
Quanex Building Products Corp.
6.25% due 11/02/22	250,000	247,500
Learning Care Group (US), Inc.
5.00% due 05/05/21	246,994	244,833
Travelport Holdings LLC
5.75% due 09/02/21	199,496	194,820
Vat Holding AG
4.25% due 02/11/21	195,031	190,643
SI Organization
5.75% due 11/22/19	175,569	174,526
Bioplan USA, Inc.
5.75% due 09/23/21	198,500	170,214
Mast Global
7.75% due 09/12/19†††,4	135,000	134,159
8.75% due 09/12/19†††,4	29,921	29,735
Doncasters Group Ltd.
9.50% due 10/09/20	135,172	128,414
CEVA Logistics US Holdings
6.50% due 03/19/21	144,758	118,702
syncreon
5.25% due 10/28/20	136,000	109,650
NANA Development Corp.
8.00% due 03/15/18[4]	112,500	106,875
SRS Distribution, Inc.
5.25% due 08/25/22	100,000	98,906
CEVA Logistics Holdings BV (Dutch)
6.50% due 03/19/21	105,218	86,279
CEVA Group Plc (United Kingdom)
6.50% due 03/19/21	101,812	83,486
Crosby Worldwide
4.00% due 11/23/20	96,834	75,530
Landmark Aviation (CAD)
4.75% due 10/25/19	16,979	16,877
CEVA Logistics Canada, ULC
6.50% due 03/19/21	18,141	14,876
Total Industrial		8,981,541

Consumer, Cyclical - 15.7%
Acosta, Inc.
4.25% due 09/26/21	596,005	565,566
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19	591,464	565,338
Life Time Fitness
4.25% due 06/10/22	572,873	557,480
Fitness International LLC
5.50% due 07/01/20	591,000	543,720
Warner Music Group
3.75% due 07/01/20	545,188	514,974
Ipreo Holdings
4.00% due 08/06/21	496,250	475,408
Sears Holdings Corp.
5.50% due 06/30/18	496,203	463,949
National Vision, Inc.
4.00% due 03/12/21	445,466	427,091
Ceridian Corp.
4.50% due 09/15/20	488,329	413,249
Smart & Final Stores LLC
4.00% due 11/15/19	414,105	407,893
Navistar, Inc.
6.50% due 08/07/20	450,000	394,502
Compucom Systems, Inc.
4.25% due 05/11/20	589,321	369,309

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount[3]		Value

Party City Holdings, Inc.
4.25% due 08/19/22		$349,125	$338,435
Advantage Sales & Marketing, Inc.
4.25% due 07/23/21		349,116	335,054
Belk, Inc.
5.75% due 12/12/22		350,000	307,563
Talbots, Inc.
5.50% due 03/19/20		248,106	233,220
Mattress Firm
5.00% due 10/20/21		224,417	221,892
Sterling Intermidiate Corp.
4.50% due 06/20/22		174,125	172,210
Ollies Bargain Outlet
4.75% due 09/28/19		121,847	120,120
Equinox Fitness
5.00% due 01/31/20		99,495	98,293
NPC International, Inc.
4.75% due 12/28/18		99,485	98,075
Total Consumer, Cyclical			7,623,341

Financial - 11.8%
HUB International Ltd.
4.00% due 10/02/20		935,385	880,430
National Financial Partners Corp.
4.50% due 07/01/20		743,232	712,261
Assured Partners, Inc.
5.75% due 10/21/22		500,000	495,835
York Risk Services
4.75% due 10/01/21		494,987	466,526
Lineage Logistics LLC
4.50% due 04/07/21		491,250	442,125
Hyperion Insurance
5.50% due 04/29/22		447,372	440,662
Acrisure LLC
6.50% due 05/19/22		448,875	429,237
Fly Leasing Ltd.
3.50% due 08/09/19		366,000	361,791
Transunion Holding Co.
3.50% due 04/09/21		350,000	339,353
American Stock Transfer & Trust
5.75% due 06/26/20		286,219	277,870
Cunningham Lindsey U.S., Inc.
5.00% due 12/10/19[4]		381,114	245,818
Corporate Capital Trust
4.00% due 05/20/19		196,500	194,044
Expert Global Solutions
8.50% due 04/03/18		161,981	161,037
Harbourvest
3.25% due 02/04/21		158,614	156,234
LPL Financial Holdings, Inc.
4.75% due 11/21/22		125,000	124,688
Total Financial			5,727,911

Consumer, Non-cyclical - 10.6%
Pharmaceutical Product Development
4.25% due 08/18/22		597,000	579,089
Phillips-Medsize Corp.
4.75% due 06/16/21		591,000	574,009
Hearthside Foods
4.50% due 06/02/21		496,864	486,097
DJO Finance LLC
4.25% due 06/07/20		498,750	483,942
Valeant Pharmaceuticals International, Inc.
4.00% due 04/01/22		496,250	476,276
Authentic Brands
5.50% due 05/27/21		474,181	465,489
9.50% due 05/27/21		19,242	18,981
NES Global Talent
6.50% due 10/03/19		426,125	379,251
Dole Food Company, Inc.
4.50% due 11/01/18		344,119	341,253
American Tire Distributors, Inc.
5.25% due 09/01/21		345,265	338,936
Reddy Ice Holdings, Inc.
6.75% due 05/01/19[4]		389,975	318,317
Endo Luxembourg Finance Co.
3.75% due 09/25/22		300,000	295,626
Pinnacle Foods Corp.
3.00% due 04/29/20		200,000	196,472
Physio-Control International, Inc.
5.50% due 06/06/22		110,000	107,800
CTI Foods Holding Co. LLC
8.25% due 06/28/21		80,000	72,000
Total Consumer, Non-cyclical			5,133,538

Communications - 10.4%
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20		842,989	819,807
Numericable US LLC
4.75% due 02/10/23		600,000	575,358
Neptune Finco Corp.
5.00% due 10/10/22		500,000	498,595
Univision Communications, Inc.
4.00% due 02/28/20		497,366	485,927
Ziggo BV
3.50% due 01/14/22	EUR	315,106	305,609
3.50% due 01/15/22		184,894	179,321
Live Nation Worldwide, Inc.
3.50% due 08/14/20		391,000	389,166
Houghton Mifflin Co.
4.00% due 05/31/21		398,000	381,085
Springer Science + Business Media SA
4.75% due 08/14/20		351,186	335,734
MergerMarket Ltd.
4.50% due 02/04/21		343,875	331,839
Asurion Corp.
5.00% due 08/04/22		189,050	172,414

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount[3]	Value

5.00% due 05/24/19	$66,492	$62,149
Anaren, Inc.
5.50% due 02/18/21	141,841	137,586
9.25% due 08/18/21	100,000	91,250
Virgin Media Bristol LLC
3.50% due 06/30/23	201,996	197,546
Light Tower Fiber LLC
4.00% due 04/13/20	99,490	96,654
Total Communications		5,060,040

Technology - 9.0%
The Active Network, Inc.
5.50% due 11/13/20	721,987	696,119
Avago Technologies Ltd.
4.25% due 11/11/22	500,000	494,065
Informatica Corp.
4.50% due 08/05/22	498,750	478,980
CCC Information Services, Inc.
4.00% due 12/20/19	441,573	432,742
EIG Investors Corp.
5.00% due 11/09/19[4]	389,040	378,342
Greenway Medical Technologies
6.00% due 11/04/20[4]	392,000	366,520
Aspect Software, Inc.
3.75% due 05/09/16	365,342	334,898
Avaya, Inc.
6.25% due 05/29/20	197,056	136,187
6.50% due 03/30/18	161,443	121,127
Advanced Computer Software
6.50% due 03/18/22	248,125	241,922
IMS Health
3.50% due 03/17/21	248,106	241,903
Sparta Holding Corp.
6.50% due 07/28/20†††	197,500	195,994
Flexera Software LLC
8.00% due 04/02/21	100,000	93,750
Infor, Inc.
3.75% due 06/03/20	96,219	90,205
CPI Acquisition, Inc.
5.50% due 08/17/22	71,839	70,897
Total Technology		4,373,651

Basic Materials - 3.8%
Univar, Inc.
4.25% due 07/01/22	598,500	578,133
Ennis-Flint
4.25% due 03/31/21[4]	294,750	284,926
7.75% due 09/30/21[4]	100,000	92,000
Royal Adhesives And Sealants
4.50% due 06/19/22	348,250	341,504
INEOS US Finance LLC
4.25% due 03/31/22	198,499	191,056
Atkore International, Inc.
7.75% due 10/08/21[4]	200,000	174,000
Noranda Aluminum Acquisition Corp.
5.75% due 02/28/19	178,608	90,644
WR Grace & Co.
2.75% due 02/03/21	77,431	76,479
Total Basic Materials		1,828,742

Energy - 0.9%
Cactus Wellhead
7.00% due 07/31/20	544,500	386,595
Floatel International Ltd.
6.00% due 06/26/20	117,258	51,359
Total Energy		437,954

Utilities - 0.6%
Stonewall (Green Energy)
6.50% due 11/12/21	300,000	276,000
Total Senior Floating Rate Interests
(Cost $41,746,946)		39,442,718

ASSET-BACKED SECURITIES†† - 6.5%
Collateralized Loan Obligations - 3.9%
Garrison Funding Ltd.
2013-2A, 5.02% due 09/25/23[1,2]	250,000	249,098
ACIS CLO Ltd.
2013-2A, 4.17% due 10/14/22[1,2]	250,000	243,818
NewStar Arlington Senior Loan Program LLC
2014-1A, 3.62% due 07/25/25[1,2]	250,000	241,651
Kingsland III Ltd.
2006-3A, 1.98% due 08/24/21[1,2]	250,000	240,507
Cerberus Onshore II CLO LLC
2014-1A, 4.32% due 10/15/23[1,2]	250,000	240,450
Newstar Commercial Loan Funding LLC
2013-1A, 5.12% due 09/20/23[1,2]	250,000	235,448
ALM XIV Ltd.
2014-14A, 3.77% due 07/28/26[1,2]	250,000	229,573
Kingsland IV Ltd.
2007-4A, 1.77% due 04/16/21[1,2]	250,000	226,653
Total Collateralized Loan Obligations		1,907,198

Collateralized Debt Obligations - 1.9%
Gramercy Real Estate CDO Ltd.
2007-1A, 0.64% due 08/15/56[1,2]	455,076	426,860
N-Star Real Estate CDO IX Ltd.
2006-8A, 0.56% due 02/01/41[4]	274,230	265,331
RAIT CRE CDO I Ltd.
2006-1X, 0.53% due 11/20/46	239,968	226,764
Total Collateralized Debt Obligations		918,955

Transport-Aircraft - 0.7%
Castlelake Aircraft Securitization Trust
2014-1, 5.25% due 02/15/29[2]	355,191	346,666
Total Asset-Backed Securities
(Cost $3,114,231)		3,172,819

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES F (FLOATING RATE STRATEGIES SERIES)

	Face Amount[3]	Value

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 1.0%
Residential Mortgage Backed Securities - 1.0%
GreenPoint Mortgage Funding Trust
2006-AR1, 0.71% due 02/25/36[1]	$217,572	$170,248
Bear Stearns Mortgage Funding Trust
2007-AR5, 0.59% due 06/25/47[1]	140,493	108,197
Nomura Resecuritization Trust
2012-1R, 0.86% due 08/27/47[1,2]	105,439	99,523
Morgan Stanley Re-REMIC Trust
2010-R5, 0.58% due 06/26/36[1,2]	112,769	81,540
New Century Home Equity Loan Trust
2004-4, 1.22% due 02/25/35[1]	28,397	22,914
Total Residential Mortgage Backed Securities		482,422

Total Collateralized Mortgage Obligations
(Cost $512,671)		482,422

CORPORATE BONDS†† - 0.7%
Consumer, Non-cyclical - 0.6%
Tenet Healthcare Corp.
4.01% due 06/15/20[1]	300,000	292,500

Energy - 0.1%
FTS International, Inc.
8.01% due 06/15/20[1,2]	100,000	68,024
Total Corporate Bonds
(Cost $398,934)		360,524

SENIOR FIXED RATE INTERESTS†† - 0.5%
Financial - 0.5%
Magic Newco, LLC
12.00% due 06/12/19	250,000	266,563
Total Senior Fixed Rate Interests
(Cost $272,007)		266,563

Total Investments - 98.8%
(Cost $50,328,038)		$48,008,295
Other Assets & Liabilities, net - 1.2%		589,381
Total Net Assets - 100.0%		$48,597,676

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at December 31, 2015.
[2]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $3,222,312 (cost $3,243,395), or 6.6% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[3]	The face amount is denominated in U.S. Dollars unless otherwise indicated.
[4]	Illiquid security.
[5]	Rate indicated is the 7 day yield as of December 31, 2015.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$3,172,819	$—	$3,172,819
Collateralized Mortgage Obligations	—	482,422	—	482,422
Corporate Bonds	—	360,524	—	360,524
Senior Fixed Rate Interests	—	266,563	—	266,563
Senior Floating Rate Interests	—	38,738,366	704,352	39,442,718
Short Term Investments	4,283,249	—	—	4,283,249
Total	$4,283,249	$43,020,694	$704,352	$48,008,295

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (cost $50,328,038)	$48,008,295
Cash	557,196
Prepaid expenses	2,228
Receivables:
Securities sold	1,056,607
Interest	171,387
Fund shares sold	61,711
Total assets	49,857,424

Liabilities:
Payable for:
Securities purchased	1,187,125
Distribution and service fees	10,423
Management fees	5,767
Fund shares redeemed	4,304
Fund accounting/administration fees	3,960
Trustees’ fees*	2,437
Transfer agent/maintenance fees	2,194
Miscellaneous	43,538
Total liabilities	1,259,748
Commitments and contingent liabilities (Note 16)	—
Net assets	$48,597,676

Net assets consist of:
Paid in capital	$48,645,133
Undistributed net investment income	2,172,408
Accumulated net realized gain on investments	99,878
Net unrealized depreciation on investments	(2,319,743)
Net assets	$48,597,676
Capital shares outstanding	1,889,519
Net asset value per share	$25.72

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Interest (net of foreign withholding tax of $58)	$2,591,816
Total investment income	2,591,816

Expenses:
Management fees	348,742
Transfer agent/maintenance fees	25,157
Distribution and service fees	134,131
Fund accounting/administration fees	50,969
Professional fees	61,973
Custodian fees	11,081
Line of credit fees	6,735
Trustees’ fees*	5,565
Interest expense	1,646
Tax expense	3
Miscellaneous	33,441
Total expenses	679,443
Less:
Expenses waived by Adviser	(52,144)
Net expenses	627,299
Net investment income	1,964,517

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	121,044
Net realized gain	121,044
Net change in unrealized appreciation (depreciation) on:
Investments	(1,711,367)
Net change in unrealized appreciation (depreciation)	(1,711,367)
Net realized and unrealized loss	(1,590,323)
Net increase in net assets resulting from operations	$374,194

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES F (FLOATING RATE STRATEGIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,964,517	$1,853,389
Net realized gain on investments	121,044	145,895
Net change in unrealized appreciation (depreciation) on investments	(1,711,367)	(826,040)
Net increase in net assets resulting from operations	374,194	1,173,244

Distributions to shareholders from:
Net investment income	(1,565,356)	—
Net realized gains	(102,831)	—
Total distributions to shareholders	(1,668,187)	—

Capital share transactions:
Proceeds from sale of shares	63,234,862	50,117,000
Distributions reinvested	1,668,187	—
Cost of shares redeemed	(60,848,174)	(51,795,965)
Net increase (decrease) from capital share transactions	4,054,875	(1,678,965)
Net increase (decrease) in net assets	2,760,882	(505,721)

Net assets:
Beginning of year	45,836,794	46,342,515
End of year	$48,597,676	$45,836,794
Undistributed net investment income at end of year	$2,172,408	$1,752,081

Capital share activity:
Shares sold	2,378,527	1,921,033
Shares issued from reinvestment of distributions	63,381	—
Shares redeemed	(2,299,441)	(1,983,273)
Net increase (decrease) in shares	142,467	(62,240)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

SERIES F (FLOATING RATE STRATEGIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Period Ended December 31, 2013[a]
Per Share Data
Net asset value, beginning of period	$26.24	$25.61	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.97	.95	.49
Net gain (loss) on investments (realized and unrealized)	(.77)	(.32)	.12
Total from investment operations	.20	.63	.61
Less distributions from:
Net investment income	(.67)	—	—
Net realized gains	(.05)	—	—
Total distributions	(.72)	—	—
Net asset value, end of period	$25.72	$26.24	$25.61

Total Return[c]	0.73%	2.38%	2.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,598	$45,837	$46,343
Ratios to average net assets:
Net investment income (loss)	3.66%	3.65%	2.81%
Total expenses	1.27%	1.24%	1.35%[d]
Net expenses[e]	1.17%	1.16%	1.17%
Portfolio turnover rate	73%	90%	53%

[a]	Since commencement of operations: April 24, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Due to limited length of Fund operations, ratios for this period may not be indicative of future performance.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods would be:

12/31/15	12/31/14	12/31/13
1.15%	1.15%	1.15%

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series J (StylePlusTM—Mid Growth Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chairman of Investments and Chief Investment Officer; Farhan Sharaff , Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2015.

For the year ended December 31, 2015, the Series J (StylePlus—Mid Growth Series) returned -0.08%, compared with the -0.20% return of its benchmark, the Russell Midcap® Growth Index.

Through a combination of an allocation to actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The allocation to actively managed individual equity via stocks, and passive equity via derivatives such as swap agreements, is designed to provide exposure to midcap growth equity.

Remaining Fund assets are invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments. The Guggenheim Strategy Funds invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital.

The actively managed equity and fixed-income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection. The fixed-income component invests in a variety of credit sectors, including asset-backed securities (ABS), mortgage-backed securities (MBS), high yield corporate bonds, and bank loans.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

The Fund outperformed the benchmark for the period. The fixed-income sleeve, represented by investment in the Guggenheim Strategy Funds, was the largest positive contributor to performance. Uncorrelated with the Fund’s active equity component, the Guggenheim Strategy Funds were invested in short duration asset-backed securities (ABS), collateralized mortgage obligations, corporate bonds, and cash equivalents. Positive returns were driven largely by carry in asset-backed securities, mortgage-backed securities, and corporate bonds.

The actively managed equity sleeve contributed slightly to performance. The passive equity position, maintained through swap agreements, was a detractor from performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Financials and Consumer Discretionary sectors.

For the Fund’s total equity position over the period, 15-20% was allocated to actively managed equity and 80-85% to passive equity. The actively managed equity sleeve decreased toward 15% over the period as the outlook for active stock selection grew less favorable, with a corresponding higher allocation of 85% to the passive equity position.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES J (STYLEPLUS—MID GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 1992

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	26.0%
Guggenheim Strategy Fund II	23.7%
Guggenheim Strategy Fund I	18.7%
Guggenheim Strategy Fund III	12.8%
Kellogg Co.	0.3%
Southwest Airlines Co.	0.3%
BioMarin Pharmaceutical, Inc.	0.3%
AmerisourceBergen Corp. — Class A	0.3%
United Continental Holdings, Inc.	0.2%
Sysco Corp.	0.2%
Top Ten Total	82.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series J (StylePlus—Mid Growth Series)	-0.08%	10.31%	5.12%
Russell Midcap Growth Index	-0.20%	11.54%	8.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 16.4%

Consumer, Non-cyclical - 6.9%
Kellogg Co.	5,600	$404,712
BioMarin Pharmaceutical, Inc.*	3,630	380,278
AmerisourceBergen Corp. — Class A	3,638	377,297
Sysco Corp.	7,845	321,645
Incyte Corp.*	2,825	306,371
CR Bard, Inc.	1,612	305,377
Spectrum Brands Holdings, Inc.	2,920	297,256
Laboratory Corporation of America Holdings*	2,390	295,500
Avis Budget Group, Inc.*	8,041	291,808
Constellation Brands, Inc. — Class A	2,013	286,732
Monster Beverage Corp.*	1,882	280,343
Tyson Foods, Inc. — Class A	5,074	270,596
Cardinal Health, Inc.	2,953	263,614
Hologic, Inc.*	6,777	262,202
Becton Dickinson and Co.	1,700	261,953
General Mills, Inc.	4,450	256,587
HCA Holdings, Inc.*	3,783	255,845
Hormel Foods Corp.	3,121	246,809
Molina Healthcare, Inc.*	3,942	237,033
ConAgra Foods, Inc.	5,591	235,717
Estee Lauder Companies, Inc. — Class A	2,671	235,208
St. Jude Medical, Inc.	3,406	210,389
Baxter International, Inc.	5,512	210,283
Quintiles Transnational Holdings, Inc.*	2,997	205,774
Whole Foods Market, Inc.	6,028	201,938
MEDNAX, Inc.*	2,767	198,283
Dr Pepper Snapple Group, Inc.	2,068	192,738
WhiteWave Foods Co. — Class A*	4,911	191,087
Ingredion, Inc.	1,910	183,054
Campbell Soup Co.	3,405	178,933
Hershey Co.	1,953	174,344
Boston Scientific Corp.*	8,526	157,219
KAR Auction Services, Inc.	4,185	154,971
Cal-Maine Foods, Inc.	3,198	148,195
Western Union Co.	8,192	146,719
HealthSouth Corp.	4,028	140,215
RR Donnelley & Sons Co.	8,655	127,402
Tenet Healthcare Corp.*	4,088	123,866
Universal Health Services, Inc. — Class B	1,005	120,087
DexCom, Inc.*	1,461	119,656
Flowers Foods, Inc.	5,403	116,110
Coca-Cola Enterprises, Inc.	2,202	108,426
Hertz Global Holdings, Inc.*	6,857	97,575
LifePoint Health, Inc.*	1,303	95,640
Jarden Corp.*	1,654	94,476
Alnylam Pharmaceuticals, Inc.*	935	88,021
Centene Corp.*	1,251	82,328
Hain Celestial Group, Inc.*	1,932	78,033
Jazz Pharmaceuticals plc*	555	78,011
Pilgrim’s Pride Corp.	3,459	76,409
Mead Johnson Nutrition Co. — Class A	964	76,108
Amsurg Corp. — Class A*	967	73,492
Total Consumer, Non-cyclical		10,322,665

Consumer, Cyclical - 2.8%
Southwest Airlines Co.	9,151	394,043
United Continental Holdings, Inc.*	6,389	366,090
PACCAR, Inc.	6,778	321,277
WW Grainger, Inc.	1,431	289,907
Whirlpool Corp.	1,668	244,979
Macy’s, Inc.	5,843	204,388
Dollar General Corp.	2,791	200,589
Lear Corp.	1,598	196,282
JetBlue Airways Corp.*	7,199	163,057
Dollar Tree, Inc.*	2,076	160,309
American Airlines Group, Inc.	3,487	147,674
Lions Gate Entertainment Corp.	4,474	144,913
Coach, Inc.	4,300	140,739
Ingram Micro, Inc. — Class A	4,311	130,968
Harley-Davidson, Inc.	2,829	128,408
Chipotle Mexican Grill, Inc. — Class A*	258	123,801
AutoZone, Inc.*	161	119,448
Mohawk Industries, Inc.*	603	114,202
Polaris Industries, Inc.	1,188	102,109
Liberty Interactive Corporation QVC Group — Class A*	3,722	101,685
Norwegian Cruise Line Holdings Ltd.*	1,582	92,705
Dick’s Sporting Goods, Inc.	2,523	89,188
Spirit Airlines, Inc.*	2,223	88,587
Nordstrom, Inc.	1,556	77,504
Marriott International, Inc. — Class A	1,111	74,482
Hilton Worldwide Holdings, Inc.	2,716	58,122
Total Consumer, Cyclical		4,275,456

Industrial - 2.7%
Spirit AeroSystems Holdings, Inc. — Class A*	5,698	285,298
AECOM*	8,237	247,357
TransDigm Group, Inc.*	1,030	235,304
Rockwell Automation, Inc.	2,229	228,718
Textron, Inc.	5,240	220,132
Flowserve Corp.	5,210	219,237
Stericycle, Inc.*	1,696	204,537
Jabil Circuit, Inc.	8,777	204,416
Cummins, Inc.	2,246	197,670
CH Robinson Worldwide, Inc.	3,103	192,448
Huntington Ingalls Industries, Inc.	1,510	191,544
Regal Beloit Corp.	3,216	188,200
Carlisle Companies, Inc.	2,095	185,806
Roper Technologies, Inc.	756	143,481
Ingersoll-Rand plc	2,561	141,598
CSX Corp.	5,362	139,144
Tyco International plc	4,184	133,428
Clean Harbors, Inc.*	2,924	121,785
Zebra Technologies Corp. — Class A*	1,675	116,664
Harris Corp.	1,112	96,633

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Shares	Value

Moog, Inc. — Class A*	1,358	$82,295
Ball Corp.	1,100	80,003
Parker-Hannifin Corp.	754	73,123
Total Industrial		3,928,821

Technology - 1.6%
Cerner Corp.*	3,170	190,739
Microchip Technology, Inc.	3,979	185,183
ServiceNow, Inc.*	2,092	181,085
IHS, Inc. — Class A*	1,459	172,790
Take-Two Interactive Software, Inc.*	4,916	171,273
Teradata Corp.*	5,655	149,405
Red Hat, Inc.*	1,608	133,158
VMware, Inc. — Class A*	2,043	115,573
NetApp, Inc.	4,312	114,397
Fortinet, Inc.*	3,433	107,007
Tableau Software, Inc. — Class A*	1,129	106,374
Verint Systems, Inc.*	2,575	104,442
NetSuite, Inc.*	1,229	103,998
Autodesk, Inc.*	1,693	103,154
Lam Research Corp.	1,134	90,062
IMS Health Holdings, Inc.*	3,064	78,040
Fidelity National Information Services, Inc.	1,193	72,296
Analog Devices, Inc.	1,294	71,584
SS&C Technologies Holdings, Inc.	798	54,479
Total Technology		2,305,039

Communications - 1.5%
LinkedIn Corp. — Class A*	1,381	310,835
Omnicom Group, Inc.	3,783	286,222
Palo Alto Networks, Inc.*	1,210	213,129
Scripps Networks Interactive, Inc. — Class A	3,857	212,946
Splunk, Inc.*	2,758	162,198
Discovery Communications, Inc. — Class A*	5,559	148,314
CDW Corp.	3,429	144,155
Expedia, Inc.	1,137	141,329
Twitter, Inc.*	5,801	134,235
Charter Communications, Inc. — Class A*	714	130,733
AMC Networks, Inc. — Class A*	1,602	119,637
CommScope Holding Company, Inc.*	4,175	108,091
Zayo Group Holdings, Inc.*	3,152	83,812
Nielsen Holdings plc	1,741	81,131
Total Communications		2,276,767

Financial - 0.6%
Alliance Data Systems Corp.*	1,120	309,758
Ameriprise Financial, Inc.	2,909	309,576
CoreLogic, Inc.*	2,986	101,106
Interactive Brokers Group, Inc. — Class A	2,138	93,217
Equinix, Inc.	261	78,926
Total Financial		892,583

Basic Materials - 0.2%
International Paper Co.	3,688	139,038
Huntsman Corp.	7,693	87,469
Total Basic Materials		226,507

Energy - 0.1%
FMC Technologies, Inc.*	2,688	77,979

Total Common Stocks
(Cost $24,951,883)		24,305,817

MUTUAL FUNDS†,1 - 81.1%
Guggenheim Variable Insurance Strategy Fund III	1,548,388	38,430,993
Guggenheim Strategy Fund II	1,411,758	35,011,598
Guggenheim Strategy Fund I	1,112,316	27,663,301
Guggenheim Strategy Fund III	765,523	18,984,975
Total Mutual Funds
(Cost $120,547,306)		120,090,867

SHORT TERM INVESTMENTS† - 3.2%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[3]	4,668,639	4,668,639
Total Short Term Investments
(Cost $4,668,639)		4,668,639

Total Investments - 100.7%
(Cost $150,167,828)		$149,065,323
Other Assets & Liabilities, net - (0.7)%		(1,056,364)
Total Net Assets - 100.0%		$148,008,959

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES J (STYLEPLUS—MID GROWTH SERIES)

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS PURCHASED†
March 2016 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $1,253,070)	9	$(874)
March 2016 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $508,625)	5	(2,581)
March 2016 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $458,625)	5	(4,891)
(Total Aggregate Value of Contracts $2,220,320)		$(8,346)

Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America Merrill Lynch February 2016 Russell MidCap Growth Index Swap, Terminating 02/05/16[2] (Notional Value $121,329,129)	164,314	$(2,767,326)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Total Return based on Russell MidCap Growth Index +/- financing at a variable rate.
[3]	Rate indicated is the 7 day yield as of December 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$24,305,817	$—	$—	$—	$—	$24,305,817
Mutual Funds	120,090,867	—	—	—	—	120,090,867
Short Term Investments	4,668,639	—	—	—	—	4,668,639
Total	$149,065,323	$—	$—	$—	$—	$149,065,323

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$2,767,326	$—	$2,767,326
Futures Contracts	—	8,346	—	—	—	8,346
Total	$—	$8,346	$—	$2,767,326	$—	$2,775,672

*	Other financial instruments include futures contracts or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $29,620,522)	$28,974,456
Investments in affiliated issuers, at value (cost $120,547,306)	120,090,867
Total investments (cost $150,167,828)	149,065,323
Segregated cash with broker	1,080,300
Cash	860,003
Prepaid expenses	7,599
Receivables:
Dividends	211,236
Fund shares sold	6,613
Total assets	151,231,074

Liabilities:
Unrealized depreciation on swap agreements	2,767,326
Payable for:
Securities purchased	202,301
Management fees	95,103
Fund shares redeemed	55,039
Variation margin	23,780
Fund accounting/administration fees	12,046
Trustees’ fees*	5,779
Transfer agent/maintenance fees	3,234
Miscellaneous	57,507
Total liabilities	3,222,115
Commitments and contingent liabilities (Note 16)	—
Net assets	$148,008,959

Net assets consist of:
Paid in capital	$164,328,590
Undistributed net investment income	1,027,576
Accumulated net realized loss on investments	(13,469,030)
Net unrealized depreciation on investments	(3,878,177)
Net assets	$148,008,959
Capital shares outstanding	3,278,184
Net asset value per share	$45.15

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$1,861,837
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $190)	289,657
Interest	419,219
Total investment income	2,570,713

Expenses:
Management fees	1,204,483
Transfer agent/maintenance fees	25,222
Fund accounting/administration fees	152,566
Line of credit fees	23,665
Custodian fees	17,868
Trustees’ fees*	15,194
Tax expense	8
Miscellaneous	116,884
Total expenses	1,555,890
Net investment income	1,014,823

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,951,701
Investments in affiliated issuers	(30,406)
Swap agreements	3,605,296
Futures contracts	151,954
Net realized gain	6,678,545
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(3,159,776)
Investments in affiliated issuers	(100,791)
Swap agreements	(4,074,805)
Futures contracts	(8,346)
Net change in unrealized appreciation (depreciation)	(7,343,718)
Net realized and unrealized loss	(665,173)
Net increase in net assets resulting from operations	$349,650

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SERIES J (STYLEPLUS—MID GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,014,823	$1,674,857
Net realized gain on investments	6,678,545	17,280,657
Net change in unrealized appreciation (depreciation) on investments	(7,343,718)	398,025
Net increase in net assets resulting from operations	349,650	19,353,539

Distributions to shareholders from:
Net investment income	(1,760,565)	—
Net realized gains	(11,372,419)	—
Total distributions to shareholders	(13,132,984)	—

Capital share transactions:
Proceeds from sale of shares	18,548,423	8,383,416
Distributions reinvested	13,132,984	—
Cost of shares redeemed	(33,955,541)	(21,801,449)
Net decrease from capital share transactions	(2,274,134)	(13,418,033)
Net increase (decrease) in net assets	(15,057,468)	5,935,506

Net assets:
Beginning of year	163,066,427	157,130,921
End of year	$148,008,959	$163,066,427
Undistributed net investment income at end of year	$1,027,576	$1,766,590

Capital share activity:
Shares sold	368,685	180,942
Shares issued from reinvestment of distributions	273,490	—
Shares redeemed	(683,884)	(477,751)
Net decrease in shares	(41,709)	(296,809)

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES J (STYLEPLUS—MID GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$49.12	$43.45	$33.29	$28.75	$30.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.49	.06	.05	(.03)
Net gain (loss) on investments (realized and unrealized)	(.10)	5.18	10.10	4.49	(1.27)
Total from investment operations	.21	5.67	10.16	4.54	(1.30)
Less distributions from:
Net investment income	(.56)	—	—	—	—
Net realized gains	(3.62)	—	—	—	—
Total distributions	(4.18)	—	—	—	—
Net asset value, end of period	$45.15	$49.12	$43.45	$33.29	$28.75

Total Return[b]	(0.08%)	13.05%	30.52%	15.79%	(4.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$148,009	$163,066	$157,131	$138,255	$136,469
Ratios to average net assets:
Net investment income (loss)	0.63%	1.06%	0.17%	0.14%	(0.10%)
Total expenses[c]	0.97%	0.98%	0.98%	0.95%	0.91%
Net expenses [c]	0.97%	0.96%[d]	0.98%[d]	0.95%[d]	0.91%[d]
Portfolio turnover rate	70%	100%	245%	150%	155%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series M (Macro Opportunities Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Assistant Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and James W. Michal, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended December 31, 2015.

For the one-year period ended December 31, 2015, the Series M (Macro Opportunities Series) returned -0.30%, compared with the 0.05% return of its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

In 2015, risk assets posted their worst annual performance since the 2008 financial crisis, as market participants’ expectations for the start of rate hikes collided with concerns about plunging commodity prices, and slowing economic growth in China and other emerging-market economies. While the direct impact of a 25-basis-point increase in the Federal Funds target rate in December was fairly insignificant, the decision to commence the “normalization” of interest rates after seven years of unprecedented liquidity provision was not. High-yield bonds and bank loans posted their first annual loss since 2009, and spreads went to their widest levels since Standard & Poor’s downgraded the United States’ credit rating in 2011. The S&P 500 experienced its first 10 percent correction in four years and saw the weakest annual total return performance (+1.4 percent) since 2008.

Carry helped offset negative returns attributable to widening of credit spreads for the period. Spreads widened over the year particularly in the second half of the year. For the year, net positive fixed income returns were largely attributable to carry from asset-backed securities (“ABS,” including collateralized loan obligations, and aircraft securitizations), mortgage-backed securities (including commercial mortgage-backed securities and non-agency residential mortgage-backed securities), bank loans and preferred securities. High yield corporate bonds were the largest detractors as a sector. The Fund continues to maintain little interest rate duration, particularly at the front end of the yield curve, and thus has mitigated losses due to rising rates over the year.

The Fund makes macro-themed investments to take positions based on its views on certain segments of the financial markets, or to hedge against changes in interest rates, currency or equity prices, or improve diversification. Many of these positions are made with derivatives, such as a hedge on the U.S. market, or interest rate swaps to shorten duration. As a whole, the derivatives detracted from return for the period.

A majority of the Fund’s structured credit holdings feature floating rates, yields higher than traditional securitized assets like auto or credit-card receivables, and, often, investment-grade ratings. The Fund believes that commercial ABS and CLOs offer some downside protection, and amortizing structures to keep credit exposure lower over time. The majority of NA-RMBS securities were purchased at discounts and also typically have floating coupons that help keep duration short. Floating rate instruments accounted for about half the portfolio at the end of the period.

The Fund continued to be anchored by high-quality ABS that have passed our rigorous credit analysis. The Fund also continued to find attractive relative value by tactically rotating among sectors, with a focus on securities that are overlooked by the broader market participants.

While the macroeconomic backdrop is still supportive for credit markets, the risk of contagion from distressed sectors, such as energy, warrants close monitoring. However, a genuine turning point in credit will not be reached until a U.S. recession looms and underlying corporate fundamentals no longer support a low default environment—neither of which is true heading into 2016. Convictions are often tested in such turbulent markets, but these are also times when we must remember that we are long-term investors, not traders.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2015

As high-yield bonds and leveraged-loans experience spread widening, the Fund continues to use periods of weakness to add to attractive assets. We will continue to steer the Fund away from the weakest structures, issuers, and industries that may be most exposed to a downturn in economic fundamentals and increases in global volatility.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES M (MACRO OPPORTUNITIES SERIES)

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: April 24, 2013

Ten Largest Holdings (% of Total Net Assets)
Limited Duration Fund - Institutional Class	23.1%
Macro Opportunities Fund - Institutional Class	5.0%
Floating Rate Strategies Fund - Institutional Class	4.3%
Guggenheim Strategy Fund I	2.9%
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	2.8%
Banc of America Funding Ltd. 2013-R1	2.7%
Gramercy Real Estate CDO Ltd. 2007-1A	1.6%
LCM X, LP 2014-10A	1.4%
Motel 6 Trust 2015-MTL6	1.4%
SunTrust Banks, Inc.	1.3%
Top Ten Total	46.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	Since Inception (04/24/13)
Series M (Macro Opportunities Series)	-0.30%	2.21%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.05%	0.05%

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AA	1.9%
A	4.1%
BBB	13.7%
BB	11.2%
B	11.0%
CCC	3.7%
CC	0.6%
A+	1.2%
NR1	9.9%
Other Instruments	42.7%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

**

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[1]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

CONSOLIDATED SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES M (MACRO OPPORTUNITIES SERIES)

	Shares	Value

PREFERRED STOCKS†† - 0.9%

Industrial - 0.8%
Seaspan Corp. 6.38% due 04/30/19[11]	11,250	$273,375

Financial - 0.1%
Aspen Insurance Holdings Ltd. 5.95%[1,2,11]	1,638	42,244
Total Preferred Stocks
(Cost $322,200)		315,619

EXCHANGE-TRADED FUNDS†,3 - 2.8%
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	42,301	961,502
Total Exchange-Traded Funds
(Cost $1,000,406)		961,502

MUTUAL FUNDS†,3 - 35.2%
Limited Duration Fund - Institutional Class	328,469	8,024,510
Macro Opportunities Fund - Institutional Class	68,913	1,735,917
Floating Rate Strategies Fund - Institutional Class	58,498	1,477,079
Guggenheim Strategy Fund I	40,448	1,005,937
Total Mutual Funds
(Cost $12,530,524)		12,243,443

SHORT TERM INVESTMENTS† - 3.2%
Federated U.S. Treasury Cash Reserve Fund 0.00%[13]	1,099,267	1,099,267
Total Short Term Investments
(Cost $1,099,267)		1,099,267

	Face Amount

ASSET-BACKED SECURITIES†† - 20.3%
Collateralized Loan Obligations - 12.1%
LCM X, LP
2014-10A, 4.07% due 04/15/22[1,4]	$500,000	490,702
Newstar Commercial Loan Funding LLC
2013-1A, 5.87% due 09/20/23[1,4]	250,000	242,683
2014-1A, 5.06% due 04/20/25[1,4]	250,000	235,577
Great Lakes CLO Ltd.
2014-1A, 4.52% due 04/15/25[1,4]	350,000	323,668
CIFC Funding Ltd.
2014-3X, due 07/22/26[5]	500,000	277,179
Garrison Funding Ltd.
2013-2A, 5.02% due 09/25/23[1,4]	250,000	249,099
COA Summit CLO Ltd.
2014-1A, 4.17% due 04/20/23[1,4]	250,000	246,955
Black Diamond CLO Delaware Corp.
2005-2A, 2.42% due 01/07/18[1,4]	250,000	245,993
ACIS CLO Ltd.
2013-2A, 4.17% due 10/14/22[1,4]	250,000	243,818
Kingsland III Ltd.
2006-3A, 1.98% due 08/24/21[1,4]	250,000	240,507
Cerberus Onshore II CLO LLC
2014-1A, 4.32% due 10/15/23[1,4]	250,000	240,450
Telos CLO Ltd.
2013-3A, 4.57% due 01/17/24[1,4]	250,000	235,120
ALM XIV Ltd.
2014-14A, 3.77% due 07/28/26[1,4]	250,000	229,573
KVK CLO Ltd.
2014-1A, 3.26% due 05/15/26[1,4]	250,000	227,598
Kingsland IV Ltd.
2007-4A, 1.77% due 04/16/21[1,4]	250,000	226,653
Fortress Credit Opportunities III CLO, LP
2014-3A, 3.87% due 04/28/26[1,4]	150,000	145,420
AMMC CLO XI Ltd.
2012-11A, due 10/30/23[4,5]	250,000	107,304
Total Collateralized Loan Obligations		4,208,299

Transport-Aircraft - 4.7%
Rise Ltd.
2014-1, 4.74% due 02/12/39	442,708	442,177
AABS Ltd.
2013-1, 4.87% due 01/15/38	410,327	405,198
Castlelake Aircraft Securitization Trust
2014-1, 5.25% due 02/15/29[4]	355,191	346,666
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[4]	216,146	219,878
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[11,12]	219,194	215,511
Total Transport-Aircraft		1,629,430

Collateralized Debt Obligations - 3.5%
Gramercy Real Estate CDO Ltd.
2007-1A, 0.64% due 08/15/56[1,4]	606,768	569,146
N-Star Real Estate CDO IX Ltd.
2006-8A, 0.56% due 02/01/41[11]	274,230	265,331
RAIT CRE CDO I Ltd.
2006-1X, 0.53% due 11/20/46	209,972	198,419
SRERS Funding Ltd.
2011-RS, 0.54% due 05/09/46[1,4]	178,231	173,729
Total Collateralized Debt Obligations		1,206,625

Total Asset-Backed Securities
(Cost $7,108,026)		7,044,354

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 15.2%
Residential Mortgage Backed Securities - 13.5%
LSTAR Securities Investment Trust
2014-1, 3.53% due 09/01/21[1,4]	445,816	443,275
2015-6, 2.24% due 05/01/20[1,4]	451,011	443,119
2015-3, 2.43% due 03/01/20[1,4]	231,733	225,778

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES M (MACRO OPPORTUNITIES SERIES)

	Face Amount	Value

Banc of America Funding Ltd.
2013-R1, 0.41% due 11/03/41[1,4]	$1,010,707	$939,047
Nationstar HECM Loan Trust
2015-1A, 3.84% due 05/25/18[4]	402,769	401,641
GreenPoint Mortgage Funding Trust
2005-HE4, 0.89% due 07/25/30[1]	179,176	173,365
2006-AR1, 0.71% due 02/25/36[1]	217,572	170,248
CIT Mortgage Loan Trust
2007-1, 1.87% due 10/25/37[1,4]	298,014	277,584
Nomura Resecuritization Trust
2012-1R, 0.86% due 08/27/47[1,4]	253,053	238,856
First Franklin Mortgage Loan Trust
2006-FF1, 0.76% due 01/25/36[1]	250,000	222,636
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 1.10% due 11/25/46[1]	309,643	212,355
IndyMac INDX Mortgage Loan Trust
2006-AR4, 0.63% due 05/25/46[1]	240,770	197,242
Lehman XS Trust Series
2006-16N, 0.61% due 11/25/46[1]	244,518	191,408
American Home Mortgage Assets Trust
2006-4, 0.61% due 10/25/46[1]	270,068	171,991
Bear Stearns Mortgage Funding Trust
2007-AR5, 0.59% due 06/25/47[1]	210,739	162,296
GSAA Home Equity Trust
2007-7, 0.69% due 07/25/37[1]	137,830	118,961
Morgan Stanley Re-REMIC Trust
2010-R5, 0.58% due 06/26/36[1,4]	112,769	81,540
New Century Home Equity Loan Trust
2004-4, 1.22% due 02/25/35[1]	28,397	22,914
Total Residential Mortgage Backed Securities		4,694,256

Commercial Mortgage Backed Securities - 1.7%
Motel 6 Trust
2015-MTL6, 5.27% due 02/05/30[4]	500,000	482,546
Hilton USA Trust
2013-HLT, 4.45% due 11/05/30[1,4]	100,000	99,961
Total Commercial Mortgage Backed Securities		582,507

Total Collateralized Mortgage Obligations
(Cost $5,376,175)		5,276,763

CORPORATE BONDS†† - 11.6%
Financial - 6.7%
SunTrust Banks, Inc.
5.63%[1,2]	450,000	452,813
Citigroup, Inc.
5.95%[1,2]	192,000	187,963
5.80%[1,2]	108,000	107,082
5.95%[1,2]	100,000	97,850
Bank of America Corp.
5.12%[1,2]	350,000	333,374
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
5.88% due 02/01/22[6]	200,000	195,500
JPMorgan Chase & Co.
5.00%[1,2]	200,000	190,000
Fifth Third Bancorp
5.10% due 06/30/23[1,2]	204,000	182,325
Customers Bank
6.12% due 06/26/29[1,11,12]	150,000	151,875
Morgan Stanley
5.55%[1,2]	150,000	150,000
Prosight Global Inc.
7.50% due 11/26/20†††,11	100,000	103,154
CIC Receivables Master Trust
4.89% due 10/07/21†††,11	100,000	99,241
Jefferies LoanCore LLC / JLC Finance Corp.
6.87% due 06/01/20[4]	100,000	95,000
Total Financial		2,346,177

Consumer, Cyclical - 1.7%
Seminole Hard Rock Entertainment Inc. / Seminole Hard Rock International LLC
5.88% due 05/15/21[4]	250,000	249,375
Aramark Services, Inc.
5.13% due 01/15/24	200,000	203,750
Petco Animal Supplies, Inc.
9.25% due 12/01/18[4]	125,000	128,281
Total Consumer, Cyclical		581,406

Consumer, Non-cyclical - 1.6%
Vector Group Ltd.
7.75% due 02/15/21[6]	300,000	316,500
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[4]	100,000	101,750
HCA, Inc.
5.88% due 02/15/26	100,000	100,375
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[4]	50,000	44,750
Total Consumer, Non-cyclical		563,375

Diversified - 0.6%
HRG Group, Inc.
7.88% due 07/15/19[6]	193,000	201,685

Communications - 0.4%
MDC Partners, Inc.
6.75% due 04/01/20[4]	140,000	144,200

Basic Materials - 0.3%
TPC Group, Inc.
8.75% due 12/15/20[4]	173,000	112,450

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES M (MACRO OPPORTUNITIES SERIES)

	Face Amount	Value

Energy - 0.3%
CONSOL Energy, Inc.
8.00% due 04/01/23	$100,000	$66,500
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
9.25% due 08/15/21[11]	100,000	20,500
Total Energy		87,000

Total Corporate Bonds
(Cost $4,279,716)		4,036,293

SENIOR FLOATING RATE INTERESTS†† - 10.0%
Technology - 3.0%
EIG Investors Corp.
5.00% due 11/09/19[11]	243,150	236,464
Deltek, Inc.
5.00% due 06/25/22	213,613	210,943
Avaya, Inc.
6.50% due 03/30/18	161,443	121,127
6.25% due 05/29/20	97,951	67,695
Wall Street Systems
4.50% due 04/30/21	163,043	160,089
The Active Network, Inc.
5.50% due 11/13/20	116,667	112,487
Greenway Medical Technologies
6.00% due 11/04/20[11]	98,000	91,630
Aspect Software, Inc.
3.75% due 05/09/16	91,335	83,724
Total Technology		1,084,159

Industrial - 2.5%
Power Borrower, LLC
4.25% due 05/06/20	153,984	149,492
8.25% due 11/06/20	125,000	118,438
USIC Holding, Inc.
4.00% due 07/10/20	217,817	203,114
Thermasys Corp.
5.25% due 05/03/19	117,188	101,660
Mitchell International, Inc.
8.50% due 10/11/21	100,000	95,167
Nord Anglia Education Finance LLC
5.00% due 03/31/21	89,523	87,173
syncreon
5.25% due 10/28/20	68,000	54,825
NANA Development Corp.
8.00% due 03/15/18[11]	45,000	42,750
Total Industrial		852,619

Consumer, Cyclical - 1.7%
Ollies Bargain Outlet
4.75% due 09/28/19	289,097	285,000
Men’s Wearhouse
4.50% due 06/18/21	125,318	109,967
Advantage Sales & Marketing, Inc.
4.25% due 07/23/21	108,675	104,297
Sears Holdings Corp.
5.50% due 06/30/18	98,000	91,630
Total Consumer, Cyclical		590,894

Consumer, Non-cyclical - 1.3%
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21	200,000	198,077
Performance Food Group
6.25% due 11/14/19	84,708	84,355
Reddy Ice Holdings, Inc.
6.75% due 05/01/19[11]	97,494	79,579
NES Global Talent
6.50% due 10/03/19	85,225	75,850
Total Consumer, Non-cyclical		437,861

Financial - 1.2%
National Financial Partners Corp.
4.50% due 07/01/20	197,010	188,800
American Stock Transfer & Trust
5.75% due 06/26/20	190,813	185,247
Expert Global Solutions
8.50% due 04/03/18	34,656	34,454
Total Financial		408,501

Communications - 0.3%
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20	99,000	96,278
Total Senior Floating Rate Interests
(Cost $3,694,208)		3,470,312

FOREIGN GOVERNMENT BONDS†† - 1.4%
Dominican Republic International Bond
6.85% due 01/27/45[4]	300,000	282,750
Kenya Government International Bond
6.87% due 06/24/24[4]	250,000	218,750
Total Foreign Government Bonds
(Cost $562,384)		501,500

SENIOR FIXED RATE INTERESTS†† - 0.4%
Financial - 0.4%
Magic Newco, LLC
12.00% due 06/12/19	125,000	133,281
Total Senior Fixed Rate Interests
(Cost $136,004)		133,281

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES M (MACRO OPPORTUNITIES SERIES)

	Notional	Value

OPTIONS PURCHASED† - 0.3%
Call options on:
JPMorgan August 2016 USD / CNH Expiring with strike price of $6.66†††	$800,000	$22,060

	Contracts

Bank of America Merrill Lynch September 2016 SPDR Gold Shares Expiring with strike price of $116.00	93	12,927

	Notional

Bank of America Merrill Lynch September 2016 USD / TWD Expiring with strike price of $32.48†††	$350,000	10,551
Bank of America Merrill Lynch August 2016 USD / SAR Expiring with strike price of $3.78†††	800,000	8,881
Bank of America Merrill Lynch February 2016 U.S. Dollar/U.A.E. Dirham Expiring with strike price of $3.68†††	2,475,000	906
Bank of America Merrill Lynch February 2016 U.S. Dollar/U.A.E. Dirham Expiring with strike price of $3.68†††	825,000	282
Total Call options		55,607

	Contracts

Put options on:
BNP June 2016 S&P 500 Index Expiring with strike price of $1,925.00	5	30,550

	Notional

Bank of America Merrill Lynch September 2016 EUR / DKK Expiring with strike price of $7.45†††	$1,100,000	4,931
Total Put options		35,481
Total Options Purchased
(Cost $160,465)		91,088

Total Investments - 101.3%
(Cost $36,269,375)		$35,173,422

	Contracts

OPTIONS WRITTEN† - 0.0%
Call options on:
Bank of America Merrill Lynch SPDR Gold Shares Expiring September 2016 with strike price of $132.00	93	$(3,999)
Total Options Written
(Premiums received $21,297)		(3,999)

Other Assets & Liabilities, net - (1.3)%		(462,373)
Total Net Assets - 100.0%		$34,707,050

	Units	Unrealized Gain (Loss)

OTC CURRENCY SWAP AGREEMENT††
Bank of America March 2016 U.S. Dollar Index Future Swap, Terminating 03/11/16[7] (Notional Value $789,720)	8	$10,243

OTC INTEREST RATE TOTAL RETURN SWAP AGREEMENT SOLD SHORT††
Bank of America March 2016 Japan Government 10 Year Bond Future Swap, Terminating 03/10/16[8] (Notional Value $3,719,800)	3	$(11,359)

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America January 2016 S&P 500 Home Building Index Swap, Terminating 01/13/16[10] (Notional Value $917,119)	1,314	$(508)
Bank of America January 2016 IShares MSCI Italy Capped ETF Swap, Terminating 01/22/16 (Notional Value $315,951) [14]	22,995	(33,881)
Bank of America January 2016 S&P 1500 Education Services Sub-Industry Index Swap, Terminating 01/13/16[9] (Notional Value $755,943)	20,272	(236,330)
(Total Notional Value $1,989,013)		$(270,719)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES M (MACRO OPPORTUNITIES SERIES)

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††
Counterparty	Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Unrealized Appreciation/(Depreciation)
Merrill Lynch	Pay	3-Month USD-LIBOR	2.24%	01/15/26	$2,840,000	$3,238
Merrill Lynch	Receive	3-Month USD-LIBOR	2.70%	07/05/23	(50,000)	(2,415)
Merrill Lynch	Receive	3-Month USD-LIBOR	1.56%	07/05/18	(850,000)	(5,593)
Merrill Lynch	Receive	6-Month EUR-EURIBOR	1.03%	01/15/26	(2,380,000)	(5,897)
						$(10,667)

OTC FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at December 31, 2015	Net Unrealized Appreciation
Bank of America	313,265	EUR	01/26/16	$350,000	$340,723	$9,277
						$9,277

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Variable rate security. Rate indicated is rate effective at December 31, 2015.
[2]	Perpetual maturity.
[3]	Affiliated issuer — See Note 8.
[4]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $10,521,443 (cost $10,810,001), or 30.3% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[5]	Residual interest.
[6]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 12.
[7]	Total return based on U.S. Dollar Index +/- financing at a variable rate.
[8]	Total return based on Japan Government Bond 10 Year Future +/- financing at a variable rate.
[9]	Total return based on S&P 1500 Education Services Sub-Industry Index +/- financing at a variable rate.
[10]	Total return based on S&P 500 Home Building Index +/- financing at a variable rate.
[11]	Illiquid security.
[12]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $367,386 (cost $365,258) or 1.1% of total net assets — See Note 13.

[13]	Rate indicated is the 7 day yield as of December 31, 2015.
[14]	Total return based on IShares MSCI Italy Capped ETF Index +/- financing at a variable rate.

See Sector Classification in Other Information section.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES M (MACRO OPPORTUNITIES SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Asset-Backed Securities	$—	$—	$7,044,354	$—	$—	$7,044,354
Collateralized Mortgage Obligations	—	—	5,276,763	—	—	5,276,763
Corporate Bonds	—	—	3,833,898	—	202,395	4,036,293
Forward Foreign Currency Exchange Contracts	—	—	—	9,277	—	9,277
Currency Swap Agreements	—	—	—	10,243	—	10,243
Exchange-Traded Funds	961,502	—	—	—	—	961,502
Foreign Government Bonds	—	—	501,500	—	—	501,500
Interest Rate Swap Agreements	—	—	—	3,238	—	3,238
Mutual Funds	12,243,443	—	—	—	—	12,243,443
Options Purchased	43,477	—	—	—	47,611	91,088
Preferred Stocks	—	—	315,619	—	—	315,619
Senior Fixed Rate Interests	—	—	133,281	—	—	133,281
Senior Floating Rate Interests	—	—	3,470,312	—	—	3,470,312
Short Term Investments	1,099,267	—	—	—	—	1,099,267
Total	$14,347,689	$—	$20,575,727	$22,758	$250,006	$35,196,180

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$270,719	$—	$270,719
Interest Rate Swap Agreements	—	—	—	25,264	—	25,264
Options Written	3,999	—	—	—	—	3,999
Total	$3,999	$—	$—	$295,983	$—	$299,982

*	Other financial instruments include foreign currency contracts or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

SERIES M (MACRO OPPORTUNITIES SERIES)

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $22,738,445)	$21,968,477
Investments in affiliated issuers, at value (cost $13,530,930)	13,204,945
Total investments (cost $36,269,375)	35,173,422
Segregated cash with broker	352,901
Cash	184,991
Unrealized appreciation on swap agreements	13,481
Unrealized appreciation on forward foreign currency exchange contracts	9,277
Prepaid expenses	1,434
Receivables:
Interest	125,251
Dividends	36,747
Securities sold	24,700
Investment adviser	13,947
Total assets	35,936,151

Liabilities:
Reverse Repurchase Agreements	615,711
Unrealized depreciation on swap agreements	295,983
Options written, at value (premiums received $21,297)	3,999
Payable for:
Securities purchased	232,846
Fund shares redeemed	8,078
Distribution and service fees	7,401
Swap settlement	6,424
Fund accounting/administration fees	2,812
Transfer agent/maintenance fees	2,165
Trustees’ fees*	882
Miscellaneous	52,800
Total liabilities	1,229,101
Commitments and contingent liabilities (Note 16)	—
Net assets	$34,707,050

Net assets consist of:
Paid in capital	$34,731,396
Undistributed net investment income	1,422,306
Accumulated net realized loss on investments	(94,665)
Net unrealized depreciation on investments	(1,351,987)
Net assets	$34,707,050
Capital shares outstanding	1,346,631
Net asset value per share	$25.77

CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Interest	$1,248,747
Dividends from securities of affiliated issuers	360,903
Dividends from securities of unaffiliated issuers	54,873
Total investment income	1,664,523

Expenses:
Management fees	320,488
Transfer agent/maintenance fees	25,156
Distribution and service fees	89,859
Fund accounting/administration fees	34,146
Professional fees	66,181
Custodian fees	10,332
Line of credit fees	4,797
Interest expense	4,166
Trustees’ fees*	2,235
Tax expense	2
Miscellaneous	33,471
Total expenses	590,833
Less:
Expenses waived by Adviser	(109,946)
Net expenses	480,887
Net investment income	1,183,636

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(34,079)
Investments in affiliated issuers	(26,074)
Swap agreements	182,518
Foreign currency	(3,749)
Forward currency exchange contracts	212,440
Options purchased	(235,380)
Options written	81,774
Net realized gain	177,450
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(528,799)
Investments in affiliated issuers	(300,175)
Swap agreements	(500,848)
Options purchased	(69,377)
Options written	17,298
Foreign currency	(214)
Forward foreign currency exchange contracts	(140,638)
Net change in unrealized appreciation (depreciation)	(1,522,753)
Net realized and unrealized loss	(1,345,303)
Net decrease in net assets resulting from operations	$(161,667)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES M (MACRO OPPORTUNITIES SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015*	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,183,636	$1,057,333
Net realized gain on investments and foreign currency	177,450	222,058
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,522,753)	213,637
Net increase (decrease) in net assets resulting from operations	(161,667)	1,493,028

Distributions to shareholders from:
Net investment income	(991,394)	—
Net realized gains	(82,948)	—
Total distributions to shareholders	(1,074,342)	—

Capital share transactions:
Proceeds from sale of shares	9,437,534	14,655,534
Distributions reinvested	1,074,342	—
Cost of shares redeemed	(7,823,583)	(9,143,386)
Net increase from capital share transactions	2,688,293	5,512,148
Net increase in net assets	1,452,284	7,005,176

Net assets:
Beginning of year	33,254,766	26,249,590
End of year	$34,707,050	$33,254,766
Undistributed net investment income at end of year	$1,422,306	$954,559

Capital share activity:
Shares sold	350,995	562,557
Shares issued from reinvestment of distributions	40,664	—
Shares redeemed	(295,251)	(352,240)
Net increase in shares	96,408	210,317

*	Consolidated.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

SERIES M (MACRO OPPORTUNITIES SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015[g]	Year Ended December 31, 2014	Period Ended December 31, 2013[a]
Per Share Data
Net asset value, beginning of period	$26.60	$25.24	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.89	.94	.42
Net gain (loss) on investments (realized and unrealized)	(.97)	.42	(.18)
Total from investment operations	(.08)	1.36	.24
Less distributions from:
Net investment income	(.69)	—	—
Net realized gains	(.06)	—	—
Total distributions	(.75)	—	—
Net asset value, end of period	$25.77	$26.60	$25.24

Total Return[c]	(0.30%)	5.35%	0.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,707	$33,255	$26,250
Ratios to average net assets:
Net investment income (loss)	3.29%	3.59%	2.48%
Total expenses[d]	1.64%	1.67%	1.80%[e]
Net expenses[f]	1.34%	1.48%	1.49%
Portfolio turnover rate	52%	68%	49%

[a]	Since commencement of operations: April 24, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Due to limited length of Fund operations, ratios for this period may not be indicative of future performance.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the periods would be:

12/31/15	12/31/14	12/31/13
1.31%	1.42%	1.44%

[g]	Consolidated.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series N (Managed Asset Allocation Series) is managed by a team of seasoned professionals, including Michael P. Byrum, CFA, Portfolio Manager; Ryan Harder, CFA, Portfolio Manager; and Matthew Wu, Ph.D., CFA, Portfolio Manager. In the following paragraphs, the team discusses performance of the Series for the fiscal year ended December 31, 2015.

For the fiscal year ended December 31, 2015, the Series N (Managed Asset Allocation Series) returned 0.11%, underperforming its weighted benchmark that is 60% S&P 500® Index and 40% Barclays U.S. Aggregate Bond Index, which returned 1.28%. The S&P 500 Index returned 1.38% over the year and the Barclays U.S. Aggregate Bond Index returned 0.55%.

The investment objective of the Fund is to seek to provide growth of capital and, secondarily, preservation of capital. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of futures contracts and exchange-traded funds (ETFs) and other pooled investment vehicles that track major equity indexes and fixed income indexes (underlying funds) to obtain exposure to equity, fixed income, and money market assets. The precise allocation to equity and fixed income assets will depend on the outlook of Guggenheim Investments for each asset class. The Fund may obtain exposure to these asset classes through investments in the underlying funds, which may track indices such as the S&P 500 Index and Barclays U.S. Aggregate Bond Index, or through investments in futures contracts and other derivatives.

Under normal market conditions, the Fund’s investments are expected to achieve a moderate allocation of equity, fixed income and money market assets in approximately the following amounts: (1) 60% of total assets in equity securities from all capitalizations and both U.S. companies and non-U.S. companies; and (2) 40% of total assets in fixed income securities, which may include short and long-term corporate and government bonds and which may be of any quality, rated or unrated. However, the Investment Manager intends to utilize dynamic asset allocation techniques that will allow rapid shifts between asset classes to attempt to exploit current market trends, and the Fund may invest fully in any asset class at any time. Moreover, the Investment Manager may change the Fund’s asset class allocation, the underlying funds or weightings without shareholder notice. The Fund’s investments will, under normal market conditions, be rebalanced monthly toward the moderate allocation discussed above.

Market Review

Higher volatility was a key feature of financial markets in 2015. Divergence in monetary policy between the U.S. Federal Reserve and its two major counterparts, the European Central Bank and the Bank of Japan, left equity and bond markets struggling to find direction for much of the year, as market participants increasingly questioned the effectiveness of central bank policies around the globe. Commodities markets, particularly the oil market, continued sliding. China surprised everybody by weakening its currency in August, adding more nervousness to markets concerned about a strong U.S. dollar and the potential in the U.S. for its first rate hike in many years. The Fed did raise its target Federal Funds rate by 25 basis points in December.

In this risk-aversion environment, bonds continued to perform well. U.S. equity continued to outperform its international counterparts, and large-cap led small-cap stocks within U.S. equity.

Our dynamically managed tactical strategies enhanced return. Unfortunately, the gains from the models were not enough to cover the expenses. As the result, the portfolio trailed its composite benchmark for the year.

In the period, the best-performing holdings were 10-year U.S. Treasury futures, and S&P 500 Index futures and ETFs. S&P 400 Index futures and Russell 2000 Index futures detracted from return.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES N (MANAGED ASSET ALLOCATION SERIES)

OBJECTIVE: Seeks to provide growth of capital and, secondarily, preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	23.2%
SPDR S&P 500 ETF Trust	16.7%
Vanguard S&P 500 ETF	16.1%
iShares Core U.S. Aggregate Bond ETF	15.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	7.7%
iShares Core S&P Mid-Capital ETF	5.5%
iShares MSCI EAFE ETF	4.3%
Guggenheim Strategy Fund III	3.2%
Guggenheim Strategy Fund II	3.1%
Guggenheim Strategy Fund I	2.7%
Top Ten Total	98.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series N (Managed Asset Allocation Series)	0.11%	6.85%	5.29%
Blended Index**	1.28%	8.95%	6.48%
S&P 500 Index	1.38%	12.57%	7.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Barclays U.S. Aggregate Bond Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	The Blended Index is 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index.
†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Shares	Value

EXCHANGE-TRADED FUNDS† - 66.1%
SPDR S&P 500 ETF Trust	43,046	$8,776,649
Vanguard S&P 500 ETF	45,439	8,493,912
iShares Core U.S. Aggregate Bond ETF	77,556	8,376,824
iShares iBoxx $ Investment Grade Corporate Bond ETF	35,381	4,033,788
iShares Core S&P Mid-Capital ETF	20,956	2,920,847
iShares MSCI EAFE ETF	38,211	2,244,896
iShares Core S&P 500 ETF	2	410
Total Exchange-Traded Funds
(Cost $28,559,607)		34,847,326

MUTUAL FUNDS† - 32.2%
Guggenheim Variable Insurance Strategy Fund III[1]	492,483	12,223,431
Guggenheim Strategy Fund III[1]	66,376	1,646,124
Guggenheim Strategy Fund II1	66,176	1,641,155
Guggenheim Strategy Fund I1	57,260	1,424,053
Total Mutual Funds
(Cost $17,037,430)		16,934,763

SHORT TERM INVESTMENTS† - 0.7%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[2]	345,074	345,074
Total Short Term Investments
(Cost $345,074)		345,074

Total Investments - 99.0%
(Cost $45,942,111)		$52,127,163
Other Assets & Liabilities, net - 1.0%		501,393
Total Net Assets - 100.0%		$52,628,556

Contracts	Unrealized Gain (Loss)
INTEREST RATE FUTURES CONTRACTS PURCHASED†
March 2016 U.S. Treasury 2 Year Note Futures Contracts (Aggregate Value of Contracts $4,128,046)	19	$(5,686)
March 2016 U.S. Treasury 10 Year Note Futures Contracts (Aggregate Value of Contracts $7,805,220)	62	(26,515)
(Total Aggregate Value of Contracts $11,933,266)		$(32,201)
CURRENCY FUTURES CONTRACTS PURCHASED†
March 2016 British Pound Futures Contracts (Aggregate Value of Contracts $276,413)	3	(4,770)
March 2016 Canadian Dollar Futures Contracts (Aggregate Value of Contracts $289,080)	4	(5,250)
(Total Aggregate Value of Contracts $565,493)		$(10,020)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2016 SPI 200 Index Futures Contracts†† (Aggregate Value of Contracts $288,359)	3	$15,912
March 2016 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $2,034,500)	20	1,812
March 2016 MSCI EAFE Index Mini Futures Contracts (Aggregate Value of Contracts $6,028,610)	71	245
March 2016 Dow Jones Industrial Average Index Mini Futures Contracts (Aggregate Value of Contracts $86,650)	1	(228)
January 2016 CAC 40 10 Euro Index Futures Contracts†† (Aggregate Value of Contracts $50,183)	1	(1,025)
March 2016 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $417,690)	3	(1,594)
March 2016 Nikkei 225 (CME) Index Futures Contracts (Aggregate Value of Contracts $93,875)	1	(3,363)
January 2016 Hang Seng Index Futures Contracts†† (Aggregate Value of Contracts $282,280)	2	(3,659)
March 2016 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $1,807,520)	16	(9,248)
(Total Aggregate Value of Contracts $11,089,667)		$(1,148)

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES N (MANAGED ASSET ALLOCATION SERIES)

	Contracts	Unrealized Gain (Loss)

CURRENCY FUTURES CONTRACTS SOLD SHORT†
March 2016 Euro FX Futures Contracts (Aggregate Value of Contracts $272,125)	2	$733
March 2016 Australian Dollar Futures Contracts (Aggregate Value of Contracts $290,440)	4	(3,710)
(Total Aggregate Value of Contracts $562,565)		$(2,977)
EQUITY FUTURES CONTRACTS SOLD SHORT
March 2016 DAX Index Futures Contracts†† (Aggregate Value of Contracts $287,818)	1	$(1,126)
March 2016 S&P/TSX 60 IX Index Futures Contracts†† (Aggregate Value of Contracts $110,022)	1	(1,853)
March 2016 FTSE 100 Index Futures Contracts†† (Aggregate Value of Contracts $181,777)	2	(3,924)
(Total Aggregate Value of Contracts $579,617)		$(6,903)

†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Rate indicated is the 7 day yield as of December 31, 2015.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Exchange-Traded Funds	$34,847,326	$—	$—	$—	$—	$34,847,326
Futures Contracts	—	2,790	—	15,912	—	18,702
Mutual Funds	16,934,763	—	—	—	—	16,934,763
Short Term Investments	345,074	—	—	—	—	345,074
Total	$52,127,163	$2,790	$—	$15,912	$—	$52,145,865

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Futures Contracts	$—	$60,364	$—	$11,587	$—	$71,951

*	Other financial instruments include futures contracts which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $28,904,681)	$35,192,400
Investments in affiliated issuers, at value (cost $17,037,430)	16,934,763
Total investments (cost $45,942,111)	52,127,163
Foreign currency, at value (cost $7,606)	7,629
Segregated cash with broker	648,843
Prepaid expenses	2,184
Receivables:
Dividends	82,396
Foreign taxes reclaim	2,970
Fund shares sold	499
Total assets	52,871,684

Liabilities:
Overdraft due to custodian bank	7,689
Payable for:
Variation margin	104,915
Securities purchased	31,930
Management fees	29,381
Fund shares redeemed	21,135
Fund accounting/administration fees	6,780
Trustees’ fees*	4,939
Transfer agent/maintenance fees	2,349
Miscellaneous	34,010
Total liabilities	243,128
Commitments and contingent liabilities (Note 16)	—
Net assets	$52,628,556

Net assets consist of:
Paid in capital	$44,802,001
Undistributed net investment income	633,385
Accumulated net realized gain on investments	1,061,894
Net unrealized appreciation on investments	6,131,276
Net assets	$52,628,556
Capital shares outstanding	1,918,503
Net asset value per share	$27.43

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $315)	$838,412
Dividends from securities of affiliated issuers	319,058
Total investment income	1,157,470

Expenses:
Management fees	360,428
Transfer agent/maintenance fees	25,037
Fund accounting/administration fees	83,176
Professional fees	33,993
Trustees’ fees*	6,175
Line of credit fees	4,202
Custodian fees	348
Tax expense	3
Miscellaneous	9,403
Total expenses	522,765
Net investment income	634,705

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	953,029
Investments in affiliated issuers	(7,439)
Futures contracts	284,111
Foreign currency	(1,320)
Net realized gain	1,228,381
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,589,385)
Investments in affiliated issuers	(4,460)
Futures contracts	(134,165)
Foreign currency	(213)
Net change in unrealized appreciation (depreciation)	(1,728,223)
Net realized and unrealized loss	(499,842)
Net increase in net assets resulting from operations	$134,863

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$634,705	$528,239
Net realized gain on investments	1,228,381	2,042,040
Net change in unrealized appreciation (depreciation) on investments	(1,728,223)	1,370,015
Net increase in net assets resulting from operations	134,863	3,940,294

Distributions to shareholders from:
Net investment income	(538,173)	—
Total distributions to shareholders	(538,173)	—

Capital share transactions:
Proceeds from sale of shares	4,288,604	6,103,222
Distributions reinvested	538,173	—
Cost of shares redeemed	(12,113,611)	(15,099,648)
Net decrease from capital share transactions	(7,286,834)	(8,996,426)
Net decrease in net assets	(7,690,144)	(5,056,132)

Net assets:
Beginning of year	60,318,700	65,374,832
End of year	$52,628,556	$60,318,700
Undistributed net investment income at end of year	$633,385	$223,425

Capital share activity:
Shares sold	154,613	224,121
Shares issued from reinvestment of distributions	18,997	—
Shares redeemed	(434,736)	(565,958)
Net decrease in shares	(261,126)	(341,837)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

SERIES N (MANAGED ASSET ALLOCATION SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$27.67	$25.93	$22.68	$20.02	$19.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.23	.08	.15	.28
Net gain (loss) on investments (realized and unrealized)	(.28)	1.51	3.17	2.51	(.15)
Total from investment operations	.04	1.74	3.25	2.66	.13
Less distributions from:
Net investment income	(.28)	—	—	—	—
Total distributions	(.28)	—	—	—	—
Net asset value, end of period	$27.43	$27.67	$25.93	$22.68	$20.02

Total Return[b]	0.11%	6.71%	14.33%	13.29%	0.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,629	$60,319	$65,375	$62,181	$63,775
Ratios to average net assets:
Net investment income (loss)	1.14%	0.87%	0.32%	0.71%	1.40%
Total expenses[c]	0.94%	0.93%	1.07%	1.31%	1.56%
Portfolio turnover rate	3%	14%	3%	162%	44%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series O (All Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. The former Co-Portfolio Manager, Mark Mitchell, CFA, left the firm during the period, and the following individuals were added as Portfolio Managers to the Fund: Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities; and Gregg Strohkorb, CFA. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2015.

For the fiscal year ended December 31, 2015, the Series O (All Cap Value Series) returned -4.70%, compared with the Russell 3000® Value Index, which returned -4.13%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industry in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

An underweight to Energy and stock selection in the Financials and the Consumer Staples sectors were the leading contributors to performance. Commodity-oriented companies, especially Energy, were weak over the period. The lack of holdings in refining or other sub-industries most impacted by crude’s weakness helped performance. Companies that are essentially 100% dependent on crude pricing—as they operate in the Bakken, where all production is crude oil—were some of the worst-performance stocks for the year. For example, Fund holding Whiting Petroleum was among the leading individual detractors for the year.

The Financials allocation grew over the period as a result of a larger allocation to REITs (real estate investment trusts), and at the end of the period was equal weight with the index. American International Group was one of the Fund’s leading individual contributors for the year. The stock rose after activist investor Carl Icahn took a stake in the company and then advocated for its breakup.

Staples holding Kraft Heinz was one of the Fund’s leading individual contributors for the year. The Fund has an overweight to Consumer Staples, driven by our bottom-up fundamental research having identified companies with favorable risk-return profiles.

The leading detractors from return at the sector level were stock selection in Industrials and Consumer Discretionary. The Industrials sector had one of the Fund’s top individual contributors, Republic Services, Inc., and one of the top individual detractors, DigitalGlobe. Republic, a non-hazardous solid waste collector and disposal company, had good growth over 2015. DigitalGlobe late in the period issued a restrained growth outlook as commercial adoption of the company’s satellite imaging products was proving to be below expectations. The portfolio’s Industrials holdings include a number of companies that have an engineering and construction orientation, or are tied into fairly large, visible infrastructure projects. The market has favored businesses that experience an immediate pick-up in business as the economy improves, rather than companies reliant on long project rollouts.

Discretionary holding DeVry Education was another leading detractor from return. Following a strong year in 2014 for many education stocks, the combination of mixed earnings, soft enrollment trends, and disappointing guidance have called into question the stabilization that these companies had been experiencing. These positions have been reduced in the portfolio, but their strong cash flow and niche opportunities suggest a favorable risk profile going forward.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Energy and an overweight in Consumer Staples. Both these two stances contributed to performance for the year.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2015

Portfolio and Market Outlook

Investors grew increasingly concerned about the impact that plunging commodity prices on the domestic economy. Energy did provide the economy a disproportionate amount of growth over the last several years. Additionally, the troubles overseas have created a stronger dollar, and the prospect of additional interest rate hikes from a less accommodative Fed add to the uncertainty of the outlook. While this strategy is very balanced relative to the benchmark, it does possess defensive characteristics such as its overweight in Consumer Staples.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES O (ALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 1, 1995

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	3.3%
Citigroup, Inc.	2.7%
Republic Services, Inc. — Class A	2.6%
American International Group, Inc.	2.2%
Wells Fargo & Co.	2.1%
Cisco Systems, Inc.	2.0%
Chevron Corp.	1.9%
Mondelez International, Inc. — Class A	1.8%
Johnson & Johnson	1.8%
IXYS Corp.	1.6%
Top Ten Total	22.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series O (All Cap Value Series)	-4.70%	8.58%	5.82%
Russell 3000 Value Index	-4.13%	10.98%	6.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 97.5%

Financial - 27.2%
JPMorgan Chase & Co.	59,300	$3,915,579
Citigroup, Inc.	61,700	3,192,975
American International Group, Inc.	42,202	2,615,257
Wells Fargo & Co.	46,013	2,501,267
Allstate Corp.	20,950	1,300,786
MasterCard, Inc. — Class A	11,100	1,080,696
Alleghany Corp.*	2,080	994,095
Assured Guaranty Ltd.	36,540	965,752
BB&T Corp.	24,850	939,579
FirstMerit Corp.	44,387	827,818
Hanover Insurance Group, Inc.	10,166	826,902
Bank of America Corp.	48,810	821,472
PNC Financial Services Group, Inc.	7,890	751,996
Legg Mason, Inc.	17,600	690,448
CubeSmart	21,660	663,229
BioMed Realty Trust, Inc.	27,880	660,478
Zions Bancorporation	22,180	605,514
Endurance Specialty Holdings Ltd.	9,330	597,027
Camden Property Trust	7,700	591,052
Synchrony Financial*	19,128	581,682
Charles Schwab Corp.	16,720	550,590
Popular, Inc.	19,230	544,978
Sun Communities, Inc.	7,930	543,443
Apartment Investment & Management Co. — Class A	13,120	525,194
Equity Residential	6,370	519,728
Wintrust Financial Corp.	10,710	519,649
Simon Property Group, Inc.	2,530	491,933
E*TRADE Financial Corp.*	15,900	471,276
Fulton Financial Corp.	32,670	425,037
Corrections Corporation of America	15,530	411,390
Trustmark Corp.	17,760	409,190
Jones Lang LaSalle, Inc.	2,480	396,453
Parkway Properties, Inc.	23,132	361,553
Alexandria Real Estate Equities, Inc.	3,770	340,657
Prosperity Bancshares, Inc.	6,280	300,561
Reinsurance Group of America, Inc. — Class A	2,275	194,626
UDR, Inc.	3,610	135,628
Umpqua Holdings Corp.	6,720	106,848
Lexington Realty Trust	12,570	100,560
Kearny Financial Corp.	6,672	84,534
Total Financial		32,557,432

Consumer, Non-cyclical - 20.9%
Mondelez International, Inc. — Class A	49,060	2,199,850
Johnson & Johnson	20,740	2,130,414
MEDNAX, Inc.*	24,900	1,784,334
Bunge Ltd.	25,850	1,765,038
UnitedHealth Group, Inc.	13,980	1,644,607
Philip Morris International, Inc.	16,600	1,459,306
Sanderson Farms, Inc.	17,910	1,388,383
Hershey Co.	14,460	1,290,844
Pfizer, Inc.	39,750	1,283,130
Quest Diagnostics, Inc.	18,020	1,281,943
Kraft Heinz Co.	17,500	1,273,300
Medtronic plc	12,720	978,422
Campbell Soup Co.	16,940	890,197
Zimmer Biomet Holdings, Inc.	8,320	853,548
HCA Holdings, Inc.*	9,480	641,132
Henry Schein, Inc.*	3,050	482,480
Emergent BioSolutions, Inc.*	10,730	429,307
ICF International, Inc.*	10,850	385,826
Navigant Consulting, Inc.*	23,890	383,673
Express Scripts Holding Co.*	4,330	378,485
Premier, Inc. — Class A*	9,350	329,775
HealthSouth Corp.	8,880	309,113
Darling Ingredients, Inc.*	25,680	270,154
Patterson Companies, Inc.	4,620	208,870
Kindred Healthcare, Inc.	17,345	206,579
Brookdale Senior Living, Inc. — Class A*	8,220	151,741
Ingredion, Inc.	1,550	148,552
Universal Corp.	2,560	143,565
Globus Medical, Inc. — Class A*	4,750	132,145
Surgical Care Affiliates, Inc.*	3,164	125,959
Everi Holdings, Inc.*	15,530	68,177
Total Consumer, Non-cyclical		25,018,849

Industrial - 10.2%
Republic Services, Inc. — Class A	69,780	3,069,622
Huntington Ingalls Industries, Inc.	10,737	1,361,988
General Electric Co.	39,991	1,245,720
FLIR Systems, Inc.	44,270	1,242,659
Sonoco Products Co.	20,260	828,027
CH Robinson Worldwide, Inc.	11,710	726,254
TE Connectivity Ltd.	10,262	663,027
WestRock Co.	11,936	544,520
Gentex Corp.	30,467	487,777
Oshkosh Corp.	10,327	403,166
Knight Transportation, Inc.	15,970	386,953
Owens Corning	8,080	380,002
Ryder System, Inc.	5,960	338,707
Werner Enterprises, Inc.	11,820	276,470
Harris Corp.	2,700	234,630
Kirby Corp.*	1,580	83,140
Total Industrial		12,272,662

Technology - 9.1%
IXYS Corp.	154,085	1,946,094
Microsoft Corp.	29,840	1,655,523
CSRA, Inc.	49,510	1,485,301
Intel Corp.	42,340	1,458,613
QUALCOMM, Inc.	19,990	999,200
Lam Research Corp.	11,260	894,269
Computer Sciences Corp.	20,290	663,077
Diebold, Inc.	20,450	615,340

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES O (ALL CAP VALUE SERIES)

	Shares	Value

Maxwell Technologies, Inc.*	67,170	$479,594
Cree, Inc.*	10,930	291,503
Super Micro Computer, Inc.*	8,920	218,629
KEYW Holding Corp.*	25,085	151,012
ManTech International Corp. — Class A	4,110	124,286
Total Technology		10,982,441

Utilities - 7.7%
Edison International	29,570	1,750,839
Ameren Corp.	28,700	1,240,700
OGE Energy Corp.	45,730	1,202,242
Public Service Enterprise Group, Inc.	28,040	1,084,868
Pinnacle West Capital Corp.	13,190	850,491
Westar Energy, Inc.	15,440	654,810
Great Plains Energy, Inc.	23,392	638,836
Exelon Corp.	14,670	407,386
Black Hills Corp.	8,511	395,166
Avista Corp.	10,450	369,617
Portland General Electric Co.	10,130	368,428
Duke Energy Corp.	4,420	315,544
Total Utilities		9,278,927

Consumer, Cyclical - 7.2%
CVS Health Corp.	16,820	1,644,491
Lear Corp.	12,290	1,509,581
BorgWarner, Inc.	17,870	772,520
Wal-Mart Stores, Inc.	11,320	693,916
JC Penney Company, Inc.*	102,830	684,848
Visteon Corp.*	5,790	662,955
Caleres, Inc.	13,702	367,488
Essendant, Inc.	11,300	367,363
UniFirst Corp.	3,490	363,658
Target Corp.	4,920	357,241
iRobot Corp.*	9,940	351,876
CalAtlantic Group, Inc.	7,977	302,488
PVH Corp.	4,020	296,073
Ascena Retail Group, Inc.*	16,960	167,056
Sonic Automotive, Inc. — Class A	6,550	149,078
Total Consumer, Cyclical		8,690,632

Energy - 5.8%
Chevron Corp.	25,300	2,275,987
Exxon Mobil Corp.	22,960	1,789,732
Patterson-UTI Energy, Inc.	47,570	717,356
Whiting Petroleum Corp.*	58,110	548,558
Rowan Companies plc — Class A	31,340	531,213
Hess Corp.	7,080	343,238
Marathon Oil Corp.	25,450	320,416
Oasis Petroleum, Inc.*	33,680	248,222
Superior Energy Services, Inc.	16,940	228,182
Total Energy		7,002,904

Communications - 5.2%
Cisco Systems, Inc.	89,330	2,425,755
AT&T, Inc.	41,170	1,416,660
DigitalGlobe, Inc.*	63,157	989,039
Scripps Networks Interactive, Inc. — Class A	16,400	905,444
Finisar Corp.*	25,600	372,224
Liquidity Services, Inc.*	19,353	125,795
Total Communications		6,234,917

Basic Materials - 4.2%
Dow Chemical Co.	36,204	1,863,781
Reliance Steel & Aluminum Co.	21,880	1,267,071
Olin Corp.	35,774	617,459
Royal Gold, Inc.	12,414	452,739
Landec Corp.*	24,660	291,728
Axiall Corp.	17,960	276,584
Freeport-McMoRan, Inc.	30,940	209,464
Stillwater Mining Co.*	9,600	82,272
Total Basic Materials		5,061,098

Total Common Stocks
(Cost $106,052,516)		117,099,862

SHORT TERM INVESTMENTS† - 2.6%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[1]	3,119,613	3,119,613
Total Short Term Investments
(Cost $3,119,613)		3,119,613

Total Investments - 100.1%
(Cost $109,172,129)		$120,219,475
Other Assets & Liabilities, net - (0.1)%		(106,636)
Total Net Assets - 100.0%		$120,112,839

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7 day yield as of December 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES O (ALL CAP VALUE SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$117,099,862	$—	$—	$117,099,862
Short Term Investments	3,119,613	—	—	3,119,613
Total	$120,219,475	$—	$—	$120,219,475

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

SERIES O (ALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (cost $109,172,129)	$120,219,475
Prepaid expenses	6,146
Receivables:
Dividends	194,138
Securities sold	16,506
Foreign taxes reclaim	5,200
Fund shares sold	864
Total assets	120,442,329

Liabilities:
Payable for:
Securities purchased	163,657
Management fees	72,155
Fund shares redeemed	31,599
Fund accounting/administration fees	9,792
Trustees’ fees*	7,389
Transfer agent/maintenance fees	4,211
Miscellaneous	40,687
Total liabilities	329,490
Commitments and contingent liabilities (Note 16)	—
Net assets	$120,112,839

Net assets consist of:
Paid in capital	$102,705,791
Undistributed net investment income	1,852,041
Accumulated net realized gain on investments	4,507,661
Net unrealized appreciation on investments	11,047,346
Net assets	$120,112,839
Capital shares outstanding	4,099,119
Net asset value per share	$29.30

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $38)	$3,033,714
Interest	250
Other income	475
Total investment income	3,034,439

Expenses:
Management fees	943,870
Transfer agent/maintenance fees	25,217
Fund accounting/administration fees	128,094
Custodian fees	29,841
Trustees’ fees*	16,060
Line of credit fees	10,400
Miscellaneous	88,324
Total expenses	1,241,806
Less:
Expenses waived by Adviser	(375)
Net expenses	1,241,431
Net investment income	1,793,008

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,219,838
Net realized gain	8,219,838
Net change in unrealized appreciation (depreciation) on:
Investments	(16,228,817)
Net change in unrealized appreciation (depreciation)	(16,228,817)
Net realized and unrealized loss	(8,008,979)
Net decrease in net assets resulting from operations	$(6,215,971)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES O (ALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,793,008	$1,388,161
Net realized gain on investments	8,219,838	23,234,450
Net change in unrealized appreciation (depreciation) on investments	(16,228,817)	(13,299,353)
Net increase (decrease) in net assets resulting from operations	(6,215,971)	11,323,258

Distributions to shareholders from:
Net investment income	(1,281,376)	(1,285)
Net realized gains	(16,826,249)	—
Total distributions to shareholders	(18,107,625)	(1,285)

Capital share transactions:
Proceeds from sale of shares	4,474,326	15,918,519
Distributions reinvested	18,107,625	1,285
Cost of shares redeemed	(25,462,084)	(33,626,804)
Net decrease from capital share transactions	(2,880,133)	(17,707,000)
Net decrease in net assets	(27,203,729)	(6,385,027)

Net assets:
Beginning of year	147,316,568	153,701,595
End of year	$120,112,839	$147,316,568
Undistributed net investment income at end of year	$1,852,041	$1,287,652

Capital share activity:
Shares sold	133,321	466,579
Shares issued from reinvestment of distributions	579,444	36
Shares redeemed	(781,405)	(977,527)
Net decrease in shares	(68,640)	(510,912)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

SERIES O (ALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$35.35	$32.85	$24.66	$21.35	$22.32
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	.31	.24	.21	.15
Net gain (loss) on investments (realized and unrealized)	(1.80)	2.19	7.95	3.10	(1.12)
Total from investment operations	(1.37)	2.50	8.19	3.31	(.97)
Less distributions from:
Net investment income	(.33)	(—)[b]	—	—	—
Net realized gains	(4.35)	—	—	—	—
Total distributions	(4.68)	—	—	—	—
Net asset value, end of period	$29.30	$35.35	$32.85	$24.66	$21.35

Total Return[c]	(4.70%)	7.61%	33.21%	15.50%	(4.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$120,113	$147,317	$153,702	$130,234	$137,794
Ratios to average net assets:
Net investment income (loss)	1.33%	0.92%	0.81%	0.91%	0.69%
Total expenses	0.92%	0.89%	0.90%	0.89%	0.86%
Net expenses[d]	0.92%	0.89%	0.90%	0.89%	0.86%
Portfolio turnover rate	39%	49%	22%	14%	19%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series P (High Yield Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Jeffrey B. Abrams, Senior Managing Director and Portfolio Manager; and Kevin H. Gundersen CFA, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and Series performance for the fiscal year ended December 31, 2015.

For the one-year period ended December 31, 2015, the Series P (High Yield Series) returned -3.95%, compared with -4.47% for its benchmark, the Barclays U.S. Corporate High Yield Index.

In 2015, risk assets posted their worst annual performance since 2008, as market participants’ expectations for the start of rate hikes collided with concerns about plunging commodity prices, and slowing economic growth in China and other emerging-market economies. While the direct impact of a 25basis point (bps) increase in the Federal Funds target rate in December was fairly insignificant, the decision to commence the “normalization” of interest rates after seven years of unprecedented liquidity provision was not. High-yield bonds posted their first annual loss since 2009, and spreads went to their widest levels since Standard & Poor’s downgraded the United States’ credit rating in 2011. The S&P 500 experienced its first 10 percent correction in four years and saw the weakest annual total return performance (+1.4 percent) since 2008.

Many of the challenges seen in 2015 originated in commodity-sensitive sectors. Investors became concerned with steep declines in energy and metals prices, and a weakening global economic outlook, causing volatility to spill over into other sectors. Outside of energy and metals, we continue to believe that many sectors offer attractive valuations, and our analysis indicates that a positive story remains intact for a large number of issuers. Defaults are expected to remain largely contained to commodity-related sectors, despite the market’s dimming outlook for risk assets at period end.

Fund relative outperformance for the period was primarily a result of credit selection, as Guggenheim’s bottom-up, fundamental approach results in the construction of portfolios with strong downside protection that outperforms when the broader market underperforms.

Among contributors to performance during the period were an overweight to the consumer non-cyclical and technology sectors, as well as an underweight to the metals and mining sector.

Exposure to energy credits detracted from performance for the period as oil prices fell 30% and natural gas prices fell by 19% in 2015. The Fund expects further stress in the energy and metals and mining sectors and continues to focus on individual credits that can survive our stress tests.

The Fund’s incremental increase in exposure to BB rated credits since the beginning of the period contributed to performance, as higher-quality high-yield bonds outperformed for most of the period, particularly during the second half of the year. Our research indicates that this particular part of the market performs very well versus other fixed-income areas during Federal Reserve rate tightening. This has been consistently true over the last 20 years.

The Fund remains conservatively positioned in terms of its exposure to interest rates. It maintains exposure to shorter-dated bonds and is overweight floating rate securities (bank loans). The Fund’s allocations to bank loans and investment grade bonds helped to decrease volatility and diversify sources of return.

Given the variation of fundamental metrics within high yield, the Fund currently favors investments in companies with recurring revenue stream and high-quality margins, including technology, consumer retail (which should also benefit from declining gas prices), and healthcare. We focus on strong quality credits and analyze potentially oversold bonds for attractive entry points. Upper middle-market high-yield bonds and bank loans (tranches of $300 to $750 million) remain attractive, as they are often overlooked and underfollowed. Any selloff in risk assets we believe creates opportunities to pick up strong credits at attractive valuations.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2015

While the macroeconomic backdrop is still supportive for credit markets, the risk of contagion from distressed sectors, such as energy, bears watching. However, a genuine turning point in credit will not be reached until a U.S. recession looms and underlying corporate fundamentals no longer support a low default environment—neither of which was true at the end of 2015.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES P (HIGH YIELD SERIES)

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating**
Rating
Fixed Income Instruments
AAA	0.3%
A	0.3%
BBB	5.9%
BB	36.2%
B	35.5%
CCC	16.8%
NR1	2.5%
Other Instruments	2.5%
Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Inception Date: August 5, 1996

Ten Largest Holdings (% of Total Net Assets)
Flakt Woods	2.5%
Vector Group Ltd.	1.9%
GCA Services Group, Inc.	1.8%
MDC Partners, Inc.	1.7%
Epicor Software	1.7%
Checkers Drive-In Restaurants, Inc.	1.7%
ContourGlobal Power Holdings S.A.	1.6%
Elwood Energy LLC	1.6%
First Data Corp.	1.6%
Opal Acquisition, Inc.	1.5%
Top Ten Total	17.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

**

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[1]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series P (High Yield Series)	-3.95%	3.96%	6.76%
Barclays U.S. Corporate High Yield Index	-4.47%	5.04%	6.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES P (HIGH YIELD SERIES)

	Shares	Value

COMMON STOCKS† - 0.1%

Communications - 0.0%
Cengage Learning Acquisitions, Inc.*,††	2,107	$47,760
Aimia, Inc.	5	35
Total Communications		47,795

Energy - 0.1%
Stallion Oilfield Holdings Ltd.*,††	19,265	43,346

Diversified - 0.0%
Leucadia National Corp.	247	4,295

Consumer, Non-cyclical - 0.0%
Crimson Wine Group Ltd.*	24	211
MEDIQ, Inc.*,†††	92	—
Total Consumer, Non-cyclical		211

Basic Materials - 0.0%
Mirabela Nickel Ltd.*,†††,8	1,470,315	107

Consumer, Cyclical - 0.0%
Delta Air Lines, Inc.	1	51
Chorus Aviation, Inc.	3	12
Total Consumer, Cyclical		63

Financial - 0.0%
Adelphia Recovery Trust*,†††	5,270	1

Total Common Stocks
(Cost $1,008,375)		95,818

PREFERRED STOCKS†† - 1.3%
Industrial - 1.3%
Seaspan Corp. 6.38% due 04/30/19[8]	34,000	826,200
U.S. Shipping Corp.*,8	24,529	49,058
Total Industrial		875,258

Total Preferred Stocks
(Cost $1,475,765)		875,258

SHORT TERM INVESTMENTS† - 1.4%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[6]	933,838	933,838
Total Short Term Investments
(Cost $933,838)		933,838

	Face Amount[7]

CORPORATE BONDS†† - 79.5%
Communications - 13.1%
MDC Partners, Inc.
6.75% due 04/01/20[1]	$1,100,000	1,133,000
Sprint Communications, Inc.
9.00% due 11/15/18[1]	500,000	526,250
7.00% due 03/01/20[1]		350,000	350,875
Neptune Finco Corp.
6.63% due 10/15/25[1,2]		750,000	780,000
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
9.75% due 04/01/21		700,000	742,000
T-Mobile USA, Inc.
6.50% due 01/15/26		650,000	656,169
TIBCO Software, Inc.
11.38% due 12/01/21[1,2]		750,000	627,188
CSC Holdings LLC
5.25% due 06/01/24		650,000	570,375
DISH DBS Corp.
5.87% due 11/15/24		400,000	356,000
5.88% due 07/15/22		200,000	186,500
Interoute Finco plc
7.37% due 10/15/20	EUR	450,000	512,469
Numericable-SFR SAS
6.00% due 05/15/22[1]		350,000	339,500
6.25% due 05/15/24[1]		150,000	144,750
Zayo Group LLC / Zayo Capital, Inc.
6.38% due 05/15/25		450,000	418,500
Cogent Communications Group, Inc.
5.38% due 03/01/22[1]		300,000	291,750
UPCB Finance IV Ltd.
5.38% due 01/15/25[1]		300,000	282,750
CenturyLink, Inc.
5.63% due 04/01/25		300,000	253,500
Avaya, Inc.
7.00% due 04/01/19[1]		300,000	222,000
Midcontinent Communications & Midcontinent Finance Corp.
6.88% due 08/15/23[1]		200,000	202,500
Sirius XM Canada Holdings, Inc.
5.63% due 04/23/21[1]	CAD	150,000	106,207
Sprint Corp.
7.63% due 02/15/25		50,000	36,500
Total Communications			8,738,783

Energy - 10.8%
ContourGlobal Power Holdings S.A.
7.13% due 06/01/19[1]		1,150,000	1,092,500
Sabine Pass Liquefaction LLC
6.25% due 03/15/22		550,000	508,750
5.63% due 04/15/23		400,000	351,000
5.63% due 02/01/21		150,000	138,000
CONSOL Energy, Inc.
8.00% due 04/01/23[1]		650,000	432,250
5.88% due 04/15/22		450,000	279,000
Antero Resources Corp.
5.63% due 06/01/23[1]		350,000	273,000
5.13% due 12/01/22		256,000	194,560
5.38% due 11/01/21		100,000	80,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES P (HIGH YIELD SERIES)

	Face Amount[7]		Value

Unit Corp.
6.63% due 05/15/21		$700,000	$503,999
Keane Group Holdings LLC
8.50% due 08/08/19†††,8		633,750	481,650
EP Energy LLC / Everest Acquisition Finance, Inc.
9.38% due 05/01/20		350,000	223,125
6.38% due 06/15/23		350,000	175,000
Ultra Resources, Inc.
4.51% due 10/12/20†††,8		600,000	393,594
Comstock Resources, Inc.
10.00% due 03/15/20[1,2]		750,000	345,000
Atlas Energy Holdings Operating Company LLC / Atlas Resource Finance Corp.
7.75% due 01/15/21[8]		825,000	164,484
9.25% due 08/15/21[8]		775,000	158,875
Gibson Energy, Inc.
6.75% due 07/15/21[1]		289,000	276,718
FTS International, Inc.
8.01% due 06/15/20[1,3]		250,000	170,061
6.25% due 05/01/22		350,000	98,000
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
6.63% due 12/01/21		625,000	131,250
8.00% due 12/01/20		505,000	106,050
SandRidge Energy, Inc.
8.75% due 06/01/20[1]		650,000	197,438
BreitBurn Energy Partners Limited Partnership / BreitBurn Finance Corp.
7.88% due 04/15/22		750,000	135,000
8.62% due 10/15/20		250,000	50,000
TerraForm Power Operating LLC
6.13% due 06/15/25[1]		125,000	100,625
IronGate Energy Services LLC
11.00% due 07/01/18[9]		155,000	85,250
Schahin II Finance Company SPV Ltd.
5.88% due 09/25/22[4,9]		167,600	31,844
Ultra Petroleum Corp.
5.75% due 12/15/18[1]		100,000	24,000
SemGroup, LP
8.75% due 11/15/15†††,4,8		1,700,000	2
Total Energy			7,201,025

Financial - 10.7%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[1]		705,000	625,687
7.50% due 04/15/21[1]		400,000	352,000
Citigroup, Inc.
6.30%[3,5]		650,000	633,750
5.95%[3,5]		150,000	144,375
Kennedy-Wilson, Inc.
5.87% due 04/01/24[2]		770,000	743,050
National Financial Partners Corp.
9.00% due 07/15/21[1]		600,000	549,000
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
5.88% due 02/01/22		550,000	537,625
GEO Group, Inc.
5.88% due 01/15/22		450,000	443,250
Wilton Re Finance LLC
5.87% due 03/30/33[1,3]		400,000	419,676
NewStar Financial, Inc.
7.25% due 05/01/20		400,000	388,000
EPR Properties
5.75% due 08/15/22		300,000	314,959
Majid AL Futtaim Holding
7.12% due 12/31/49		300,000	303,312
Digital Delta Holdings LLC
4.75% due 10/01/25[1]		300,000	302,657
Jefferies LoanCore LLC / JLC Finance Corp.
6.87% due 06/01/20[1]		300,000	285,000
Lock AS
7.00% due 08/15/21	EUR	250,000	283,102
Compass Bank
3.88% due 04/10/25		300,000	274,971
Hospitality Properties Trust
4.50% due 03/15/25		250,000	240,024
Greystar Real Estate Partners LLC
8.25% due 12/01/22[1]		200,000	207,500
Quicken Loans, Inc.
5.75% due 05/01/25[1]		150,000	142,875
Total Financial			7,190,813

Technology - 10.2%
First Data Corp.
5.75% due 01/15/24[1]		1,050,000	1,034,250
7.00% due 12/01/23[1]		150,000	150,000
Epicor Software
9.24% due 06/21/23†††		1,150,000	1,118,117
Open Text Corp.
5.63% due 01/15/23[1]		950,000	940,500
NCR Corp.
6.38% due 12/15/23		550,000	541,750
5.88% due 12/15/21		400,000	394,000
Micron Technology, Inc.
5.25% due 08/01/23[1]		750,000	673,125
Aspect Software, Inc.
10.63% due 05/15/17[8]		675,000	526,500
Audatex North America, Inc.
6.13% due 11/01/23[1]		400,000	402,500
Infor US, Inc.
6.50% due 05/15/22[1]		450,000	380,250
Moto Finance plc
6.37% due 09/01/20	GBP	150,000	227,095
Microsoft Corp.
4.20% due 11/03/35		200,000	204,232

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES P (HIGH YIELD SERIES)

	Face Amount[7]		Value

Applied Materials, Inc.
3.90% due 10/01/25		$200,000	$201,077
Total Technology			6,793,396

Consumer, Cyclical - 10.1%
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/17[1]		1,050,000	1,107,750
WMG Acquisition Corp.
6.75% due 04/15/22[1]		1,150,000	994,750
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 06/15/23[1]		600,000	489,000
6.75% due 01/15/22		300,000	252,750
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[1,2]		800,000	713,000
AmeriGas Finance LLC / AmeriGas Finance Corp.
7.00% due 05/20/22		700,000	677,251
Nathan’s Famous, Inc.
10.00% due 03/15/20[1]		400,000	415,000
VWR Funding, Inc.
4.62% due 04/15/22	EUR	350,000	371,013
NPC International Incorporated / NPC Operating Company A Inc / NPC Operating Co B Inc
10.50% due 01/15/20		350,000	362,250
Wyndham Worldwide Corp.
5.10% due 10/01/25		300,000	303,014
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.50% due 06/01/24		350,000	281,750
Petco Animal Supplies, Inc.
9.25% due 12/01/18[1]		200,000	205,250
Seminole Hard Rock Entertainment Inc. / Seminole Hard Rock International LLC
5.88% due 05/15/21[1,2]		200,000	199,500
Carrols Restaurant Group, Inc.
8.00% due 05/01/22		150,000	158,250
Ferrellgas LP / Ferrellgas Finance Corp.
6.50% due 05/01/21		150,000	127,500
L Brands, Inc.
6.88% due 11/01/35[1]		100,000	102,750
Total Consumer, Cyclical			6,760,778

Consumer, Non-cyclical - 9.8%
Vector Group Ltd.
7.75% due 02/15/21[2]		1,200,000	1,266,000
ADT Corp.
6.25% due 10/15/21[2]		800,000	835,640
3.50% due 07/15/22		115,000	102,925
HCA, Inc.
5.88% due 02/15/26[2]		800,000	803,000
Bumble Bee Holdco SCA
9.62% due 03/15/18[1]		784,000	784,000
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[1]		650,000	581,750
Tenet Healthcare Corp.
4.01% due 06/15/20[1,3]		500,000	487,500
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[1]		450,000	457,875
US Foods, Inc.
8.50% due 06/30/19		350,000	360,500
Bumble Bee Holdings, Inc.
9.00% due 12/15/17[1]		350,000	354,375
Central Garden & Pet Co.
6.13% due 11/15/23		350,000	353,500
Jaguar Holding Company II / Pharmaceutical Product Development LLC
6.38% due 08/01/23[1]		175,000	170,625
Total Consumer, Non-cyclical			6,557,690

Industrial - 5.0%
Novelis, Inc.
8.75% due 12/15/20		600,000	550,500
8.38% due 12/15/17		100,000	97,250
Reynolds Group Issuer Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer
7.13% due 04/15/19		600,000	610,875
BMBG Bond Finance SCA
4.95% due 10/15/20[1,3]	EUR	500,000	546,046
CEVA Group plc
7.00% due 03/01/21[1]		625,000	518,750
StandardAero Aviation Holdings, Inc.
10.00% due 07/15/23[1]		400,000	397,000
LMI Aerospace, Inc.
7.38% due 07/15/19		350,000	346,500
Anixter, Inc.
5.50% due 03/01/23[1]		300,000	301,500
Total Industrial			3,368,421

Utilities - 4.7%
Elwood Energy LLC
8.16% due 07/05/26[2,8]		994,425	1,083,923
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[1]		850,000	841,500
AES Corp.
5.50% due 03/15/24[2]		600,000	535,500
4.88% due 05/15/23		250,000	218,750
Terraform Global Operating LLC
9.75% due 08/15/22[1]		550,000	438,625
Total Utilities			3,118,298

Diversified - 2.7%
Opal Acquisition, Inc.
8.88% due 12/15/21[1,2]		1,250,000	1,037,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES P (HIGH YIELD SERIES)

	Face Amount[7]		Value

HRG Group, Inc.
7.88% due 07/15/19		$748,000	$781,660
Total Diversified			1,819,160

Basic Materials - 2.4%
Eldorado Gold Corp.
6.13% due 12/15/20[1]		665,000	581,875
TPC Group, Inc.
8.75% due 12/15/20[1]		830,000	539,500
Yamana Gold, Inc.
4.95% due 07/15/24		300,000	254,395
Cascades, Inc.
5.75% due 07/15/23[1]		150,000	144,000
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,8,10		372,398	111,719
1.00% due 09/10/44†††,8,10		7,799	—
Total Basic Materials			1,631,489

Total Corporate Bonds
(Cost $62,175,664)			53,179,853

SENIOR FLOATING RATE INTERESTS††,3 - 27.9%
Consumer, Cyclical - 5.9%
GCA Services Group, Inc.
9.25% due 11/02/20		1,200,000	1,172,999
Sky Bet
6.50% due 02/25/22	GBP	600,000	884,358
Mavis Tire
6.25% due 11/02/20†††,8		497,500	490,734
BBB Industries, LLC
4.42% due 11/04/19[8]		525,893	469,670
Belk, Inc.
5.75% due 12/12/22		450,000	395,438
Navistar, Inc.
6.50% due 08/07/20		250,000	219,168
National Vision, Inc.
4.00% due 03/12/21		197,985	189,818
Sears Holdings Corp.
5.50% due 06/30/18		198,481	185,580
Total Consumer, Cyclical			4,007,765

Industrial - 5.8%
Flakt Woods
2.63% due 03/20/17†††,8	EUR	1,566,523	1,681,971
Mitchell International, Inc.
8.50% due 10/11/21		600,000	571,002
SIRVA Worldwide, Inc.
7.50% due 03/27/19[8]		569,476	549,544
Hardware Holdings LLC
6.75% due 03/30/20[8]		346,500	336,105
Mast Global
7.75% due 09/12/19†††,8		270,000	268,318
8.75% due 09/12/19†††,8		59,842	59,470
LSF9 Cypress Holdings LLC
7.25% due 10/09/22		150,000	142,001
CEVA Logistics US Holdings
6.50% due 03/19/21		90,474	74,189
NANA Development Corp.
8.00% due 03/15/18[8]		67,500	64,125
CEVA Logistics Holdings BV (Dutch)
6.50% due 03/19/21		65,761	53,924
CEVA Group Plc (United Kingdom)
6.50% due 03/19/21		63,633	52,179
CEVA Logistics Canada, ULC
6.50% due 03/19/21		11,338	9,297
Total Industrial			3,862,125

Consumer, Non-cyclical - 4.7%
AdvancePierre Foods, Inc.
9.50% due 10/10/17		709,000	693,934
IHC Holding Corp.
7.00% due 04/30/21†††,8		547,250	539,955
NES Global Talent
6.50% due 10/03/19		596,575	530,952
Reddy Ice Holdings, Inc.
10.75% due 10/01/19[8]		530,000	345,825
CTI Foods Holding Co. LLC
8.25% due 06/28/21		300,000	270,000
Americold Realty Operating Partnership, LP
6.50% due 12/01/22		225,000	222,750
American Seafoods
6.00% due 08/19/21[8]		199,500	196,174
Performance Food Group
6.25% due 11/14/19		169,417	168,710
Taxware Holdings
7.50% due 04/01/22†††,8		149,250	147,915
Total Consumer, Non-cyclical			3,116,215

Technology - 4.3%
Greenway Medical Technologies
9.25% due 11/04/21[8]		500,000	477,500
6.00% due 11/04/20[8]		392,000	366,520
Sparta Holding Corp.
6.50% due 07/28/20†††		691,250	685,979
Avago Technologies Ltd.
4.25% due 11/11/22		350,000	345,846
Avaya, Inc.
6.50% due 03/30/18		418,541	314,023
Verisure Cayman 2
5.25% due 10/10/22	EUR	250,000	270,685
Flexera Software LLC
8.00% due 04/02/21		250,000	234,375
Advanced Computer Software
10.50% due 01/31/23		200,000	190,000
Total Technology			2,884,928

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES P (HIGH YIELD SERIES)

	Face Amount[7]		Value

Communications - 3.0%
Cartrawler
4.25% due 04/29/21	EUR	550,000	$597,664
Anaren, Inc.
9.25% due 08/18/21		$500,000	456,250
MergerMarket Ltd.
4.50% due 02/04/21		343,875	331,839
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20		247,500	240,694
T-Mobile US, Inc.
3.50% due 11/09/22		200,000	199,782
Numericable US LLC
4.75% due 02/10/23		200,000	191,786
Total Communications			2,018,015

Financial - 2.6%
Cunningham Lindsey U.S., Inc.
9.25% due 06/10/20[8]		935,455	486,435
York Risk Services
4.75% due 10/01/21		376,190	354,560
Safe-Guard
6.25% due 08/19/21		297,292	294,319
Expert Global Solutions
8.50% due 04/03/18		271,984	270,398
Trademonster
7.25% due 08/29/19†††,8		197,500	196,779
LPL Financial Holdings, Inc.
4.75% due 11/21/22		125,000	124,688
Total Financial			1,727,179

Basic Materials - 0.9%
Atkore International, Inc.
7.75% due 10/08/21[8]		400,000	348,000
Platform Specialty Products
5.50% due 06/07/20		249,375	241,457
Total Basic Materials			589,457

Utilities - 0.6%
Invenergy Thermal Operating I, LLC
6.50% due 10/19/22		400,000	386,000

Energy - 0.1%
FTS International
5.75% due 04/16/21		198,182	54,896
Total Senior Floating Rate Interests
(Cost $20,545,035)			18,646,580

SENIOR FIXED RATE INTERESTS†† - 1.1%
Financial - 1.1%
Magic Newco, LLC
12.00% due 06/12/19		700,000	746,375
Total Senior Fixed Rate Interests
(Cost $758,550)			746,375

ASSET-BACKED SECURITIES†† - 0.4%
Collateralized Debt Obligations - 0.4%
SRERS Funding Ltd.
2011-RS, 0.54% due 05/09/46[1,3]		267,346	260,594
Total Asset-Backed Securities
(Cost $252,684)			260,594

Total Investments - 111.7%
(Cost $87,149,911)			$74,738,316
Other Assets & Liabilities, net - (11.7)%			(7,830,206)
Total Net Assets - 100.0%			$66,908,110

OTC FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Buy (Sell)	Currency	Settlement Date	Settlement Value	Value at December 31, 2015	Net Unrealized Appreciation/(Depreciation)
BNY Mellon	(754,000)	GBP	01/11/16	$1,138,363	$1,111,589	$26,773
BNY Mellon	(149,000)	CAD	01/11/16	111,323	107,670	3,653
BNY Mellon	(4,190,000)	EUR	01/11/16	4,554,048	4,554,865	(817)
BNY Mellon	260,000	EUR	01/11/16	(285,636)	(282,641)	(2,995)
						$26,614

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES P (HIGH YIELD SERIES)

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2) securities is $27,053,397 (cost $30,357,728), or 40.4% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

[2]	Security or a portion thereof is held as collateral for reverse repurchase agreements — See Note 12.
[3]	Variable rate security. Rate indicated is rate effective at December 31, 2015.
[4]	Security is in default of interest and/or principal obligations.
[5]	Perpetual maturity.
[6]	Rate indicated is the 7 day yield as of December 31, 2015.
[7]	The face amount is denominated in U.S. Dollars unless otherwise noted.
[8]	Illiquid security.
[9]

Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $117,094 (cost $256,028), or 0.2% of total net assets — See Note 13.

[10]	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Asset-Backed Securities	$—	$—	$260,594	$—	$—	$260,594
Common Stocks	4,604	—	91,106	—	108	95,818
Corporate Bonds	—	—	51,074,771	—	2,105,082	53,179,853
Forward Foreign Currency Exchange Contracts	—	—	—	30,426	—	30,426
Preferred Stocks	—	—	875,258	—	—	875,258
Senior Fixed Rate Interests	—	—	746,375	—	—	746,375
Senior Floating Rate Interests	—	—	14,575,459	—	4,071,121	18,646,580
Short Term Investments	933,838	—	—	—	—	933,838
Total	$938,442	$—	$67,623,563	$30,426	$6,176,311	$74,768,742

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Forward Foreign Currency Exchange Contracts	$—	$—	$—	$3,812	$—	$3,812

*	Other financial instruments include forward foreign currency exchange contracts, which are reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in the investment’s valuation changes. The Fund recognizes transfers between the levels as of the beginning of the period. As of December 31, 2015, Series P (High Yield Series) had securities with a total value of $338,651 transfer out of Level 3 to Level 2 and a total value of $34,815 transfer from Level 1 to Level 3 due to changes in the securities valuation method. There were no other securities that transferred between levels.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (cost $87,149,911)	$74,738,316
Foreign currency, at value (cost $26,517)	26,461
Cash	107,048
Unrealized appreciation on forward foreign currency exchange contracts	30,426
Prepaid expenses	3,188
Receivables:
Interest	1,131,013
Fund shares sold	7,978
Foreign taxes reclaim	2,287
Total assets	76,046,717

Liabilities:
Reverse Repurchase Agreements	8,121,057
Unfunded loan commitments, at value (Note 9) (commitment fees received $756,225)	556,816
Unrealized depreciation on forward foreign currency exchange contracts	3,812
Payable for:
Securities purchased	346,500
Management fees	24,699
Distribution and service fees	14,719
Fund shares redeemed	11,508
Fund accounting/administration fees	5,593
Trustees’ fees*	3,229
Transfer agent/maintenance fees	3,143
Miscellaneous	47,531
Total liabilities	9,138,607
Commitments and contingent liabilities (Note 16)	—
Net assets	$66,908,110

Net assets consist of:
Paid in capital	$72,793,649
Undistributed net investment income	6,597,990
Accumulated net realized loss on investments	(297,703)
Net unrealized depreciation on investments	(12,185,826)
Net assets	$66,908,110
Capital shares outstanding	2,336,800
Net asset value per share	$28.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Interest (net of foreign withholding tax of $1,344)	$6,367,699
Dividends (net of foreign withholding tax of $1)	212,366
Total investment income	6,580,065

Expenses:
Management fees	503,449
Transfer agent/maintenance fees	25,186
Distribution and service fees	209,770
Fund accounting/administration fees	79,711
Interest expense	49,316
Line of credit fees	17,212
Custodian fees	15,161
Trustees’ fees*	11,621
Tax expense	90
Miscellaneous	85,231
Total expenses	996,747
Less:
Expenses waived by Adviser	(30,918)
Net expenses	965,829
Net investment income	5,614,236

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(330,339)
Foreign currency	(170,623)
Forward currency exchange contracts	845,672
Net realized gain	344,710
Net change in unrealized appreciation (depreciation) on:
Investments	(8,270,822)
Foreign currency	9,152
Forward foreign currency exchange contracts	(108,012)
Net change in unrealized appreciation (depreciation)	(8,369,682)
Net realized and unrealized loss	(8,024,972)
Net decrease in net assets resulting from operations	$(2,410,736)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

SERIES P (HIGH YIELD SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,614,236	$7,334,681
Net realized gain on investments and foreign currency	344,710	2,720,376
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(8,369,682)	(6,017,182)
Net increase (decrease) in net assets resulting from operations	(2,410,736)	4,037,875

Distributions to shareholders from:
Net investment income	(8,057,853)	—
Net realized gains	(1,595,016)	—
Total distributions to shareholders	(9,652,869)	—

Capital share transactions:
Proceeds from sale of shares	55,427,241	55,071,243
Distributions reinvested	9,652,869	—
Cost of shares redeemed	(65,300,291)	(103,900,378)
Net decrease from capital share transactions	(220,181)	(48,829,135)
Net decrease in net assets	(12,283,786)	(44,791,260)

Net assets:
Beginning of year	79,191,896	123,983,156
End of year	$66,908,110	$79,191,896
Undistributed net investment income at end of year	$6,597,990	$8,424,116

Capital share activity:
Shares sold	1,702,233	1,602,820
Shares issued from reinvestment of distributions	311,785	—
Shares redeemed	(2,015,583)	(3,019,750)
Net decrease in shares	(1,565)	(1,416,930)

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES P (HIGH YIELD SERIES)

STATEMENT OF CASH FLOWS

Year Ended December 31, 2015

Cash Flows from Operating Activities:
Net decrease in net assets resulting from operations	$(2,410,736)

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used In Operating and Investing Activities:
Net change in unrealized depreciation on investments	8,270,822
Net change in unrealized depreciation on forward foreign currency exchange contracts	108,012
Net realized loss on investments	330,339
Net accretion of bond discount and amortization of bond premium	(33,585)
Paydowns received on mortgage and asset-backed securities	2,984,783
Purchase of long-term investments	(94,384,114)
Proceeds from sale of long-term investments	94,732,315
Net sales of short-term investments	3,272,991
Increase in other payments	(48,211)
Decrease in securities sold receivable	2,405,566
Decrease in interest receivable	45,292
Decrease in dividends receivable	13,017
Decrease in prepaid expenses	2,785
Decrease in other assets	4,164
Increase in fair value of unfunded loans	158,255
Increase in trustees' fee payable	1,531
Decrease in transfer agent fee payable	(41)
Decrease in administration fee payable	(1,188)
Decrease in distribution fee payable	(3,124)
Decrease in advisory fee payable	(9,279)
Decrease in payable for securities purchased	(1,075,829)
Decrease in accrued expenses and other liabilities	(3,777)
Net Cash Used in Operating and Investing Activities	$14,359,988

Cash Flows From Financing Activities:
Proceeds from sales of shares	55,422,157
Cost of shares redeemed	(65,495,095)
Proceeds from reverse repurchase agreements	84,965,641
Payments made on reverse repurchase agreements	(89,385,446)
Net Cash Used in Financing Activities	(14,492,743)
Net decrease in cash	(132,755)

Cash at Beginning of Year (including foreign and restricted cash)	$266,264
Cash at End of Year (including foreign restricted cash)	$133,509
Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$54,606
Dividend reinvestment	$9,652,869

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

SERIES P (HIGH YIELD SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$33.87	$33.02	$30.75	$26.77	$26.78
Income (loss) from investment operations:
Net investment income (loss)[a]	2.17	2.23	2.20	2.01	2.00
Net gain (loss) on investments (realized and unrealized)	(3.23)	(1.38)	.07	1.97	(2.01)
Total from investment operations	(1.06)	.85	2.27	3.98	(.01)
Less distributions from:
Net investment income	(3.49)	—	—	—	—
Net realized gains	(.69)	—	—	—	—
Total distributions	(4.18)	—	—	—	—
Net asset value, end of period	$28.63	$33.87	$33.02	$30.75	$26.77

Total Return[b]	(3.95%)	2.51%	7.38%	14.87%	(0.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$66,908	$79,192	$123,983	$138,253	$118,156
Ratios to average net assets:
Net investment income (loss)	6.69%	6.50%	6.86%	6.95%	7.34%
Total expenses	1.19%	1.09%	1.07%	0.95%	0.93%
Net expenses[c]	1.15%[d]	1.08%[d]	1.07%	0.95%	0.93%
Portfolio turnover rate	101%	90%	100%	95%	64%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios for the period would be:

12/31/15	12/31/14
1.07%	0.97%

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series Q (Small Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. During the period, the following individuals were added as Portfolio Managers: Scott Hammond, Managing Director; Farhan Sharaff, Assistant Chief Investment Officer, Equities; and Gregg Strohkorb, CFA. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2015.

For the fiscal year ended December 31, 2015, the Series Q (Small Cap Value Series) returned -6.62%, compared with the Russell 2000® Value Index, which returned -7.47%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industry in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

On the positive side, stock selection in the Financials sector, and both an underweight and stock selection in Energy most helped performance. While still being underweight relative to the benchmark, the Financials allocation grew over the period as a result of a larger allocation to REITs (real estate investment trusts). Two of the Fund’s top individual contributors to performance were in the Financials sector: CubeSmart, a self-storage REIT which had solid performance for the year, and property and casualty insurer Hanover Insurance Group, Inc., one of the Fund’s long-time largest holdings. The property and casualty market was favored because of its positive pricing trends.

Commodity-oriented companies, especially Energy, were weak over the period. The lack of holdings in refining or other sub-industries most impacted by crude’s weakness helped performance. What was owned in Energy focused on oil-centric production and service companies, which the Fund believes have manageable leverage and liquidity to weather the storm in commodity prices.

The largest individual contributor for the year was Health Care holding Emergent BioSolutions, which has been posting solid earnings and announced in August that it would spin off its biosciences business.

Detracting most from Fund performance for the period was stock selection and an underweight in Industrials and stock selection in Information Technology. The portfolio’s Industrials holdings include a number of companies that have an engineering and construction orientation, or are tied into fairly large, visible infrastructure projects. The market has favored businesses that experience an immediate pick-up in business as the economy improves, rather than companies reliant on long project rollouts. Industrials holding Digital Globe, one of the Fund’s largest individual detractors from performance for the period, late in the period issued a restrained growth outlook as commercial adoption of the company’s satellite imaging products was proving to be below expectations.

The Information Technology sector had the leading individual detractor from return, Silicon Graphics International Corp. The company had a difficult year, but in the fourth quarter of 2015 made upbeat comments that government spending was about to pick up for supercomputers.

Portfolio Positioning

The largest relative sector exposures at the end of the year were an underweight in Financials and an overweight in Health Care. Of these two stances, the underweight detracted from performance over the year, while the overweight helped performance.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2015

Portfolio and Market Outlook

Investors grew increasingly concerned about the impact that plunging commodity prices on the domestic economy. Energy did provide the economy a disproportionate amount of growth over the last several years. Additionally, the troubles overseas have created a stronger dollar, and the prospect of additional interest rate hikes from a less accommodative Fed add to the uncertainty of the outlook. While this strategy is very balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark, as well as the modest overweight in Health Care.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES Q (SMALL CAP VALUE SERIES)

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Emergent BioSolutions, Inc.	3.3%
CubeSmart	3.1%
Laclede Group, Inc.	2.9%
Berkshire Hills Bancorp, Inc.	2.7%
Diebold, Inc.	2.7%
Apartment Investment & Management Co. — Class A	2.6%
Navigators Group, Inc.	2.4%
FLIR Systems, Inc.	2.1%
Endurance Specialty Holdings Ltd.	2.1%
ABM Industries, Inc.	2.1%
Top Ten Total	26.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series Q (Small Cap Value Series)	-6.62%	7.51%	7.68%
Russell 2000 Value Index	-7.47%	7.67%	5.57%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 99.0%

Financial - 32.2%
CubeSmart	90,686	$2,776,805
Berkshire Hills Bancorp, Inc.	84,460	2,458,631
Apartment Investment & Management Co. — Class A	59,190	2,369,375
Navigators Group, Inc.*	24,860	2,132,740
Endurance Specialty Holdings Ltd.	29,020	1,856,989
Hanover Insurance Group, Inc.	22,319	1,815,427
Sun Communities, Inc.	25,455	1,744,431
Camden Property Trust	21,480	1,648,805
BioMed Realty Trust, Inc.	64,130	1,519,240
Cathay General Bancorp	46,690	1,462,798
Argo Group International Holdings Ltd.	22,090	1,321,866
Wintrust Financial Corp.	25,540	1,239,200
Fulton Financial Corp.	73,670	958,447
Corrections Corporation of America	35,200	932,448
Trustmark Corp.	40,130	924,595
Horace Mann Educators Corp.	27,610	916,100
1st Source Corp.	29,393	907,362
Parkway Properties, Inc.	43,310	676,935
Prosperity Bancshares, Inc.	14,060	672,912
Umpqua Holdings Corp.	14,860	236,274
Lexington Realty Trust	27,470	219,760
Kearny Financial Corp.	14,617	185,197
Total Financial		28,976,337

Consumer, Non-cyclical - 17.2%
Emergent BioSolutions, Inc.*	74,120	2,965,542
ABM Industries, Inc.	64,760	1,843,717
Sanderson Farms, Inc.	19,990	1,549,625
Invacare Corp.	83,700	1,455,543
Navigant Consulting, Inc.*	54,420	873,986
Everi Holdings, Inc.*	184,618	810,473
Surgical Care Affiliates, Inc.*	18,961	754,837
ICU Medical, Inc.*	6,439	726,190
Premier, Inc. — Class A*	19,870	700,815
Darling Ingredients, Inc.*	58,850	619,102
Carriage Services, Inc. — Class A	21,530	518,873
HealthSouth Corp.	14,520	505,441
Patterson Companies, Inc.	10,180	460,238
Kindred Healthcare, Inc.	38,390	457,225
Brookdale Senior Living, Inc. — Class A*	18,500	341,510
Universal Corp.	5,760	323,021
Globus Medical, Inc. — Class A*	10,520	292,666
ICF International, Inc.*	7,408	263,428
Total Consumer, Non-cyclical		15,462,232

Technology - 11.6%
Diebold, Inc.	79,630	2,396,067
Maxwell Technologies, Inc.*	236,983	1,692,059
ManTech International Corp. — Class A	40,380	1,221,092
IXYS Corp.	92,356	1,166,456
Silicon Graphics International Corp.*	191,510	1,129,909
Mercury Systems, Inc.*	43,730	802,883
Cree, Inc.*	25,260	673,684
Brooks Automation, Inc.	56,730	605,876
Super Micro Computer, Inc.*	19,620	480,886
KEYW Holding Corp.*	34,419	207,202
Total Technology		10,376,114

Industrial - 11.1%
FLIR Systems, Inc.	67,930	1,906,795
Rofin-Sinar Technologies, Inc.*	44,930	1,203,225
Marten Transport Ltd.	56,948	1,007,979
Knight Transportation, Inc.	36,580	886,333
Oshkosh Corp.	22,152	864,814
Ryder System, Inc.	13,590	772,320
Celadon Group, Inc.	69,399	686,356
Gentex Corp.	42,659	682,971
Werner Enterprises, Inc.	26,410	617,730
Benchmark Electronics, Inc.*	21,930	453,293
LMI Aerospace, Inc.*	43,370	436,736
Rand Logistics, Inc.*	119,809	191,694
Kirby Corp.*	3,480	183,118
Argan, Inc.	2,914	94,414
Total Industrial		9,987,778

Consumer, Cyclical - 8.5%
International Speedway Corp. — Class A	45,260	1,526,167
Century Communities, Inc.*	51,190	906,574
JC Penney Company, Inc.*	128,320	854,611
Essendant, Inc.	25,240	820,553
iRobot Corp.*	22,440	794,376
CalAtlantic Group, Inc.	17,915	679,337
UniFirst Corp.	6,430	670,006
ScanSource, Inc.*	13,620	438,836
Ascena Retail Group, Inc.*	35,430	348,986
Sonic Automotive, Inc. — Class A	15,180	345,497
Unifi, Inc.*	7,911	222,695
Total Consumer, Cyclical		7,607,638

Utilities - 8.1%
Laclede Group, Inc.	43,740	2,598,593
Avista Corp.	41,370	1,463,257
Portland General Electric Co.	38,360	1,395,153
Black Hills Corp.	29,970	1,391,507
ALLETE, Inc.	9,160	465,603
Total Utilities		7,314,113

Basic Materials - 4.2%
Calgon Carbon Corp.	53,540	923,564
Reliance Steel & Aluminum Co.	11,980	693,762
Landec Corp.*	37,554	444,264
Olin Corp.	24,301	419,435
Royal Gold, Inc.	10,370	378,194
Axiall Corp.	22,860	352,044

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES Q (SMALL CAP VALUE SERIES)

	Shares	Value

Luxfer Holdings plc ADR	35,340	$347,746
Stillwater Mining Co.*	21,550	184,684
Total Basic Materials		3,743,693

Energy - 3.5%
Patterson-UTI Energy, Inc.	62,260	938,881
Superior Energy Services, Inc.	65,430	881,342
Rowan Companies plc — Class A	37,020	627,489
Oasis Petroleum, Inc.*	75,270	554,740
Sanchez Energy Corp.*	28,480	122,749
Total Energy		3,125,201

Communications - 2.6%
DigitalGlobe, Inc.*	75,614	1,184,115
Finisar Corp.*	58,700	853,498
Liquidity Services, Inc.*	42,753	277,895
Total Communications		2,315,508

Total Common Stocks
(Cost $87,492,270)		88,908,614

CONVERTIBLE PREFERRED STOCKS†††- 0.0%
Thermoenergy Corp. due *[1,2]	116,667	170
Total Convertible Preferred Stocks
(Cost $111,410)		170

SHORT TERM INVESTMENTS† - 1.1%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[3]	945,800	945,800
Total Short Term Investments
(Cost $945,800)		945,800

Total Investments - 100.1%
(Cost $88,549,480)		$89,854,584
Other Assets & Liabilities, net - (0.1)%		(97,125)
Total Net Assets - 100.0%		$89,757,459

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[2]	Illiquid security.
[3]	Rate indicated is the 7 day yield as of December 31, 2015.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$88,908,614	$—	$—	$88,908,614
Preferred Stocks	—	—	170	170
Short Term Investments	945,800	—	—	945,800
Total	$89,854,414	$—	$170	$89,854,584

For the year ended December 31, 2015, there were no transfers between levels.

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (cost $88,549,480)	$89,854,584
Prepaid expenses	4,349
Receivables:
Dividends	134,290
Fund shares sold	52,308
Total assets	90,045,531

Liabilities:
Payable for:
Securities purchased	148,356
Management fees	73,614
Fund shares redeemed	8,721
Fund accounting/administration fees	7,361
Trustees’ fees*	4,281
Transfer agent/maintenance fees	4,017
Miscellaneous	41,722
Total liabilities	288,072
Commitments and contingent liabilities (Note 16)	—
Net assets	$89,757,459

Net assets consist of:
Paid in capital	$80,789,083
Undistributed net investment income	206,735
Accumulated net realized gain on investments	7,456,537
Net unrealized appreciation on investments	1,305,104
Net assets	$89,757,459
Capital shares outstanding	2,260,343
Net asset value per share	$39.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $3,552)	$1,481,134
Total investment income	1,481,134

Expenses:
Management fees	967,932
Transfer agent/maintenance fees	25,227
Fund accounting/administration fees	96,792
Custodian fees	11,706
Trustees’ fees*	11,312
Line of credit fees	8,258
Tax expense	5
Miscellaneous	94,424
Total expenses	1,215,656
Net investment income	265,478

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,658,172
Net realized gain	7,658,172
Net change in unrealized appreciation (depreciation) on:
Investments	(14,683,247)
Net change in unrealized appreciation (depreciation)	(14,683,247)
Net realized and unrealized loss	(7,025,075)
Net decrease in net assets resulting from operations	$(6,759,597)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 127

SERIES Q (SMALL CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$265,478	$196,037
Net realized gain on investments	7,658,172	18,930,769
Net change in unrealized appreciation (depreciation) on investments	(14,683,247)	(21,158,482)
Net decrease in net assets resulting from operations	(6,759,597)	(2,031,676)

Distributions to shareholders from:
Net investment income	—	(12,486)
Net realized gains	(18,520,174)	—
Total distributions to shareholders	(18,520,174)	(12,486)

Capital share transactions:
Proceeds from sale of shares	7,140,709	11,066,669
Distributions reinvested	18,520,174	12,486
Cost of shares redeemed	(26,556,736)	(33,044,926)
Net decrease from capital share transactions	(895,853)	(21,965,771)
Net decrease in net assets	(26,175,624)	(24,009,933)

Net assets:
Beginning of year	115,933,083	139,943,016
End of year	$89,757,459	$115,933,083
Undistributed net investment income/Accumulated net investment loss at end of year	$206,735	$(138,581)

Capital share activity:
Shares sold	154,490	213,055
Shares issued from reinvestment of distributions	432,310	241
Shares redeemed	(567,478)	(639,695)
Net increase (decrease) in shares	19,322	(426,399)

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Q (SMALL CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$51.73	$52.46	$38.35	$32.09	$33.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.08	.01	(—)[b]	(.10)
Net gain (loss) on investments (realized and unrealized)	(2.87)	(.80)	14.10	6.26	(1.45)
Total from investment operations	(2.75)	(.72)	14.11	6.26	(1.55)
Less distributions from:
Net investment income	—	(.01)	—	—	—
Net realized gains	(9.27)	—	—	—	—
Total distributions	(9.27)	(.01)	—	—	—
Net asset value, end of period	$39.71	$51.73	$52.46	$38.35	$32.09

Total Return[c]	(6.62%)	(1.38%)	36.79%	19.51%	(4.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$89,757	$115,933	$139,943	$111,402	$107,587
Ratios to average net assets:
Net investment income (loss)	0.26%	0.15%	0.02%	(0.00%)[d]	(0.29%)
Total expenses	1.19%	1.16%	1.16%	1.15%	1.12%
Portfolio turnover rate	57%	50%	30%	44%	51%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income (loss) is less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net Investment income (loss) ratio is less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series V (Mid Cap Value Series) is managed by a team of seasoned professionals led by James Schier, CFA, Portfolio Manager. During the period, the following individuals were added as Portfolio Managers to the Fund: Scott Hammond, Managing Director and Portfolio Manager; Farhan Sharaff, Assistant Chief Investment Officer, Equities; and Gregg Strohkorb, CFA. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended December 31, 2015.

For the fiscal year ended December 31, 2015, the Series V (Mid Cap Value Series) returned -6.79%, compared with the Russell 2500® Value Index, which returned -5.49%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industry in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

An underweight to Energy and stock selection in the Financials sector and the Utilities sector were the leading contributors to performance. Commodity-oriented companies, especially Energy, were weak over the period. The lack of holdings in refining or other sub-industries most impacted by crude’s weakness helped performance. Companies that are essentially 100% dependent on crude pricing—as they operate in the Bakken, where all production is crude oil—were some of the worst-performance stocks for the year. For example, Fund holding Whiting Petroleum was among the leading individual detractors for the year.

While still being underweight relative to the benchmark, the Financials allocation grew over the period as a result of a larger allocation to REITs (real estate investment trusts). The leading individual contributor to performance was Financials holding Hanover Insurance Group, Inc., one of the Fund’s long-time largest holdings. The Fund favored the property and casualty market because of its positive pricing trends. Another large individual contributor was CubeSmart, a self-storage REIT which had solid performance for the year.

The leading detractors from return at the sector level were stock selection in Industrials and Consumer Discretionary. The Industrials sector had one of the Fund’s top individual contributors to performance for the year, Orbital ATK, and one of its top individual detractors, DigitalGlobe. Orbital ATK was formed in early 2015 with the merger of Orbital Sciences Corporation and the defense and aerospace divisions of Alliant Techsystems. DigitalGlobe late in the period issued a restrained growth outlook as commercial adoption of the company’s satellite imaging products was proving to be below expectations. The portfolio’s Industrials holdings include a number of companies that have an engineering and construction orientation, or are tied into fairly large, visible infrastructure projects. The market has favored businesses that experience an immediate pick-up in business as the economy improves, rather than companies reliant on long project rollouts.

Discretionary holding Apollo Education was another leading detractor from return. Following a strong year in 2014 for many education stocks, the combination of mixed earnings, soft enrollment trends, and disappointing guidance have called into question the stabilization that these companies had been experiencing. These positions have been reduced in the portfolio, but their strong cash flow and niche opportunities suggest a favorable risk profile going forward.

Portfolio Positioning

The largest relative sector exposures for the year were an underweight in Financials and an overweight in Health Care. Both these two stances detracted from performance for the year.

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2015

Portfolio and Market Outlook

Investors grew increasingly concerned about the impact that plunging commodity prices on the domestic economy. Energy did provide the economy a disproportionate amount of growth over the last several years. Additionally, the troubles overseas have created a stronger dollar, and the prospect of additional interest rate hikes from a less accommodative Fed add to the uncertainty of the outlook. While this strategy is very balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark, as well as modest overweights in Consumer Staples, Health Care and Utilities.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES V (MID CAP VALUE SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 1997

Ten Largest Holdings (% of Total Net Assets)
Alleghany Corp.	2.4%
Ameren Corp.	2.4%
FLIR Systems, Inc.	2.3%
Pinnacle West Capital Corp.	2.1%
Hanover Insurance Group, Inc.	2.0%
Sonoco Products Co.	1.9%
FirstMerit Corp.	1.9%
Sanderson Farms, Inc.	1.7%
IXYS Corp.	1.7%
CubeSmart	1.7%
Top Ten Total	20.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series V (Mid Cap Value Series)	-6.79%	6.32%	6.77%
Russell 2500 Value Index	-5.49%	9.23%	6.51%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

COMMON STOCKS† - 96.4%

Financial - 29.8%
Alleghany Corp.*	10,340	$4,941,796
Hanover Insurance Group, Inc.	51,537	4,192,020
FirstMerit Corp.	206,789	3,856,614
CubeSmart	112,030	3,430,359
BioMed Realty Trust, Inc.	142,490	3,375,588
Zions Bancorporation	117,930	3,219,489
Camden Property Trust	41,740	3,203,962
Popular, Inc.	106,130	3,007,724
Wintrust Financial Corp.	58,550	2,840,846
Assured Guaranty Ltd.	107,290	2,835,675
Endurance Specialty Holdings Ltd.	43,966	2,813,385
Sun Communities, Inc.	37,800	2,590,434
E*TRADE Financial Corp.*	86,080	2,551,411
Apartment Investment & Management Co. — Class A	59,150	2,367,775
Fulton Financial Corp.	171,010	2,224,840
Trustmark Corp.	96,140	2,215,066
Corrections Corporation of America	80,930	2,143,836
Jones Lang LaSalle, Inc.	11,620	1,857,573
Alexandria Real Estate Equities, Inc.	19,970	1,804,489
Parkway Properties, Inc.	103,916	1,624,207
Prosperity Bancshares, Inc.	31,960	1,529,606
Reinsurance Group of America, Inc. — Class A	11,757	1,005,811
UDR, Inc.	19,060	716,084
Umpqua Holdings Corp.	35,090	557,931
Lexington Realty Trust	65,810	526,480
Kearny Financial Corp.	35,056	444,160
Total Financial		61,877,161

Consumer, Non-cyclical - 15.6%
Sanderson Farms, Inc.	46,710	3,620,959
MEDNAX, Inc.*	43,490	3,116,493
Bunge Ltd.	45,540	3,109,471
Hershey Co.	25,710	2,295,132
Quest Diagnostics, Inc.	31,570	2,245,890
Navigant Consulting, Inc.*	123,837	1,988,821
Emergent BioSolutions, Inc.*	49,371	1,975,334
ICF International, Inc.*	54,561	1,940,189
Surgical Care Affiliates, Inc.*	45,211	1,799,850
HealthSouth Corp.	46,770	1,628,064
Premier, Inc. — Class A*	45,640	1,609,723
Darling Ingredients, Inc.*	138,210	1,453,969
Kindred Healthcare, Inc.	89,599	1,067,124
Patterson Companies, Inc.	23,360	1,056,106
Ingredion, Inc.	8,230	788,763
Brookdale Senior Living, Inc. — Class A*	41,200	760,552
Universal Corp.	13,560	760,445
Globus Medical, Inc. — Class A*	24,940	693,831
Everi Holdings, Inc.*	81,530	357,917
Total Consumer, Non-cyclical		32,268,633

Industrial - 13.2%
FLIR Systems, Inc.	171,230	4,806,426
Sonoco Products Co.	97,880	4,000,356
Gentex Corp.	159,905	2,560,079
Huntington Ingalls Industries, Inc.	18,305	2,321,989
WestRock Co.	47,265	2,156,229
Oshkosh Corp.	53,340	2,082,394
Knight Transportation, Inc.	85,040	2,060,519
Ryder System, Inc.	31,710	1,802,079
Werner Enterprises, Inc.	63,500	1,485,265
Owens-Illinois, Inc.*	82,275	1,433,231
Harris Corp.	14,000	1,216,600
Owens Corning	23,660	1,112,730
Kirby Corp.*	8,370	440,429
Total Industrial		27,478,326

Utilities - 10.8%
Ameren Corp.	113,101	4,889,356
Pinnacle West Capital Corp.	68,390	4,409,787
Westar Energy, Inc.	79,150	3,356,752
Great Plains Energy, Inc.	93,095	2,542,424
Black Hills Corp.	43,981	2,042,038
Avista Corp.	55,740	1,971,524
Portland General Electric Co.	54,120	1,968,344
OGE Energy Corp.	42,540	1,118,377
Total Utilities		22,298,602

Consumer, Cyclical - 9.2%
Visteon Corp.*	28,580	3,272,410
JC Penney Company, Inc.*	292,230	1,946,252
Essendant, Inc.	59,390	1,930,769
iRobot Corp.*	52,370	1,853,898
DR Horton, Inc.	55,090	1,764,533
Caleres, Inc.	62,041	1,663,939
CalAtlantic Group, Inc.	42,066	1,595,143
UniFirst Corp.	14,810	1,543,202
PulteGroup, Inc.	56,800	1,012,176
PVH Corp.	12,890	949,348
Sonic Automotive, Inc. — Class A	35,400	805,704
Ascena Retail Group, Inc.*	81,400	801,790
Total Consumer, Cyclical		19,139,164

Technology - 8.3%
IXYS Corp.	275,093	3,474,425
Diebold, Inc.	112,190	3,375,797
Maxwell Technologies, Inc.*	412,010	2,941,751
CSRA, Inc.	87,030	2,610,900
Cree, Inc.*	56,710	1,512,456
Computer Sciences Corp.	35,600	1,163,408
Super Micro Computer, Inc.*	45,120	1,105,891
ManTech International Corp. — Class A	21,110	638,366
KEYW Holding Corp.*	80,527	484,773
Total Technology		17,307,767

134 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES V (MID CAP VALUE SERIES)

	Shares	Value

Energy - 3.4%
Rowan Companies plc — Class A	88,740	$1,504,143
Whiting Petroleum Corp.*	147,780	1,395,043
Oasis Petroleum, Inc.*	181,940	1,340,898
Patterson-UTI Energy, Inc.	82,430	1,243,044
Superior Energy Services, Inc.	68,062	916,795
Sanchez Energy Corp.*	149,381	643,832
HydroGen Corp.*,†††,1	672,346	1
Total Energy		7,043,756

Communications - 3.3%
DigitalGlobe, Inc.*	177,407	2,778,194
Finisar Corp.*	124,360	1,808,194
Scripps Networks Interactive, Inc. — Class A	27,720	1,530,421
Liquidity Services, Inc.*	99,086	644,059
Total Communications		6,760,868

Basic Materials - 2.8%
Reliance Steel & Aluminum Co.	27,250	1,578,048
Landec Corp.*	86,246	1,020,290
Olin Corp.	58,671	1,012,661
Royal Gold, Inc.	25,110	915,762
Axiall Corp.	52,630	810,502
Stillwater Mining Co.*	50,420	432,099
Total Basic Materials		5,769,362

Total Common Stocks
(Cost $200,109,645)		199,943,639

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,2,3	308,333	450
Total Convertible Preferred Stocks
(Cost $294,438)		450

SHORT TERM INVESTMENTS† - 3.8%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[4]	7,908,655	7,908,655
Total Short Term Investments
(Cost $7,908,655)		7,908,655

Total Investments - 100.2%
(Cost $208,312,738)		$207,852,744
Other Assets & Liabilities, net - (0.2)%		(460,234)
Total Net Assets - 100.0%		$207,392,510

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Illiquid security.
[4]	Rate indicated is the 7 day yield as of December 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$199,943,638	$—	$1	$199,943,639
Convertible Preferred Stocks	—	—	450	450
Short Term Investments	7,908,655	—	—	7,908,655
Total	$207,852,293	$—	$451	$207,852,744

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 135

SERIES V (MID CAP VALUE SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $205,741,163)	$207,852,743
Investments in affiliated issuers, at value (cost $2,571,575)	1
Total investments (cost $208,312,738)	207,852,744
Prepaid expenses	11,397
Cash	2 ,320
Receivables:
Dividends	303,160
Securities sold	21,775
Fund shares sold	10,776
Foreign taxes reclaim	5,224
Total assets	208,207,396

Liabilities:
Payable for:
Securities purchased	335,616
Management fees	133,720
Fund shares redeemed	40,785
Fund accounting/administration fees	16,938
Trustees’ fees*	8,770
Transfer agent/maintenance fees	3,584
Miscellaneous	275,473
Total liabilities	814,886
Commitments and contingent liabilities (Note 16)	—
Net assets	$207,392,510

Net assets consist of:
Paid in capital	$184,527,084
Undistributed net investment income	2,290,202
Accumulated net realized gain on investments	21,035,218
Net unrealized depreciation on investments	(459,994)
Net assets	$207,392,510
Capital shares outstanding	3,154,694
Net asset value per share	$65.74

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Dividends from unaffiliated issuers (net of foreign withholding tax of $1,377)	$4,511,279
Interest	2
Total investment income	4,511,281

Expenses:
Management fees	1,794,058
Transfer agent/maintenance fees	25,225
Fund accounting/administration fees	227,244
Trustees’ fees*	25,472
Line of credit fees	19,629
Custodian fees	17,384
Tax expense	98
Miscellaneous	164,954
Total expenses	2,274,064
Net investment income	2,237,217

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	21,149,578
Net realized gain	21,149,578
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(39,178,946)
Net change in unrealized appreciation (depreciation)	(39,178,946)
Net realized and unrealized loss	(18,029,368)
Net decrease in net assets resulting from operations	$(15,792,151)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

136 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES V (MID CAP VALUE SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,237,217	$1,785,759
Net realized gain on investments	21,149,578	38,153,419
Net change in unrealized appreciation (depreciation) on investments	(39,178,946)	(37,257,989)
Net increase (decrease) in net assets resulting from operations	(15,792,151)	2,681,189

Distributions to shareholders from:
Net investment income	(1,461,676)	(7,631)
Net realized gains	(38,146,459)	—
Total distributions to shareholders	(39,608,135)	(7,631)

Capital share transactions:
Proceeds from sale of shares	6,517,513	11,079,336
Distributions reinvested	39,608,135	7,631
Cost of shares redeemed	(47,827,753)	(51,431,613)
Net decrease from capital share transactions	(1,702,105)	(40,344,646)
Net decrease in net assets	(57,102,391)	(37,671,088)

Net assets:
Beginning of year	264,494,901	302,165,989
End of year	$207,392,510	$264,494,901
Undistributed net investment income at end of year	$2,290,202	$1,444,820

Capital share activity:
Shares sold	84,460	130,280
Shares issued from reinvestment of distributions	558,963	91
Shares redeemed	(629,265)	(610,353)
Net increase (decrease) in shares	14,158	(479,982)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

SERIES V (MID CAP VALUE SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$84.22	$83.46	$62.60	$53.45	$57.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.71	.53	.36	.25	.15
Net gain (loss) on investments (realized and unrealized)	(5.42)	.23	20.50	8.90	(4.48)
Total from investment operations	(4.71)	.76	20.86	9.15	(4.33)
Less distributions from:
Net investment income	(.51)	(—)[b]	—	—	—
Net realized gains	(13.26)	—	—	—	—
Total distributions	(13.77)	—	—	—	—
Net asset value, end of period	$65.74	$84.22	$83.46	$62.60	$53.45

Total Return[c]	(6.79%)	0.91%	33.32%	17.12%	(7.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$207,393	$264,495	$302,166	$249,806	$250,620
Ratios to average net assets:
Net investment income (loss)	0.94%	0.62%	0.48%	0.43%	0.26%
Total expenses	0.95%	0.93%	0.93%	0.93%	0.90%
Portfolio turnover rate	50%	53%	22%	24%	28%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series X (StylePlusTM—Small Growth Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chairman of Investments and Chief Investment Officer; Farhan Sharaff , Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2015.

For the year ended December 31, 2015, the Series X (StylePlus—Small Growth Series) returned -1.29%, compared with the -1.38% return of its benchmark, the Russell 2000® Growth Index.

Through a combination of an allocation to actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell 2000 Growth Index. The allocation to actively managed individual equity via stocks, and passive equity via derivatives such as swap agreements, is designed to provide exposure to small growth equity.

Remaining Fund assets are invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments. The Guggenheim Strategy Funds invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital.

The actively managed equity and fixed-income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection. The fixed-income component invests in a variety of credit sectors, including asset-backed securities (ABS), mortgage-backed securities (MBS), high yield corporate bonds, and bank loans.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

The Fund outperformed the benchmark for the period. The fixed-income sleeve was the largest positive contributor to performance. Uncorrelated with the Fund’s active equity component, the Guggenheim Strategy Funds were invested in short duration asset-backed securities (ABS), collateralized mortgage obligations, corporate bonds, and cash equivalents. Positive returns were driven largely by carry in asset-backed securities, mortgage-backed securities, and corporate bonds.

The actively managed equity sleeve detracted from performance. The passive equity position, maintained through swap agreements, was neutral to performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Consumer Discretionary and Financials sectors.

For the Fund’s total equity position over the period, 15-20% was allocated to actively managed equity and 80-85% to passive equity. The actively managed equity sleeve decreased toward 15% over the period as the outlook for active stock selection grew less favorable, with a corresponding higher allocation of 85% to the passive equity position.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 15, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	23.8%
Guggenheim Strategy Fund III	20.7%
Guggenheim Strategy Fund I	20.2%
Guggenheim Strategy Fund II	17.8%
HealthSouth Corp.	0.2%
WellCare Health Plans, Inc.	0.2%
Molina Healthcare, Inc.	0.2%
Casey’s General Stores, Inc.	0.2%
United Natural Foods, Inc.	0.2%
Hawaiian Holdings, Inc.	0.2%
Top Ten Total	83.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series X (StylePlus—Small Growth Series)	-1.29%	10.67%	5.52%
Russell 2000 Growth Index	-1.38%	10.67%	7.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 16.2%

Consumer, Non-cyclical - 7.7%
HealthSouth Corp.	2,716	$94,544
WellCare Health Plans, Inc.*	1,199	93,774
Molina Healthcare, Inc.*	1,462	87,910
United Natural Foods, Inc.*	1,972	77,618
Select Medical Holdings Corp.	6,466	77,010
Premier, Inc. — Class A*	2,003	70,646
Dean Foods Co.	4,063	69,680
Cal-Maine Foods, Inc.	1,346	62,373
Prestige Brands Holdings, Inc.*	1,135	58,430
Neurocrine Biosciences, Inc.*	1,018	57,588
Ingles Markets, Inc. — Class A	1,287	56,731
Deluxe Corp.	1,021	55,686
Incorporated Research Holdings, Inc. — Class A*	1,132	54,913
Anacor Pharmaceuticals, Inc.*	451	50,949
Ultragenyx Pharmaceutical, Inc.*	447	50,144
J&J Snack Foods Corp.	425	49,585
Cardtronics, Inc.*	1,406	47,312
Integra LifeSciences Holdings Corp.*	675	45,752
Cimpress N.V.*	553	44,870
Vector Group Ltd.	1,845	43,524
Seaboard Corp.*	15	43,421
Advisory Board Co.*	835	41,424
Central Garden & Pet Co. — Class A*	2,990	40,664
Amsurg Corp. — Class A*	535	40,660
Impax Laboratories, Inc.*	942	40,280
USANA Health Sciences, Inc.*	304	38,836
Euronet Worldwide, Inc.*	534	38,678
AMN Healthcare Services, Inc.*	1,225	38,037
Medifast, Inc.	1,136	34,512
Surgical Care Affiliates, Inc.*	838	33,361
Enanta Pharmaceuticals, Inc.*	994	32,822
Kite Pharma, Inc.*	515	31,734
Portola Pharmaceuticals, Inc.*	607	31,230
Novavax, Inc.*	3,639	30,531
Lancaster Colony Corp.	254	29,327
RPX Corp.*	2,639	29,029
NewLink Genetics Corp.*	796	28,966
Prothena Corporation plc*	422	28,742
Boston Beer Company, Inc. — Class A*	139	28,065
Coca-Cola Bottling Company Consolidated	147	26,829
Diplomat Pharmacy, Inc.*	782	26,760
Natural Health Trends Corp.	779	26,120
ACADIA Pharmaceuticals, Inc.*	722	25,739
Huron Consulting Group, Inc.*	427	25,364
Genomic Health, Inc.*	700	24,640
PTC Therapeutics, Inc.*	760	24,624
Quidel Corp.*	1,153	24,444
Achillion Pharmaceuticals, Inc.*	2,218	23,932
Alliance HealthCare Services, Inc.*	2,556	23,464
Insmed, Inc.*	1,290	23,414
ExamWorks Group, Inc.*	865	23,009
Affymetrix, Inc.*	2,271	22,914
TriNet Group, Inc.*	1,172	22,678
Celldex Therapeutics, Inc.*	1,441	22,595
LDR Holding Corp.*	896	22,499
Team Health Holdings, Inc.*	507	22,252
Landauer, Inc.	672	22,122
Halozyme Therapeutics, Inc.*	1,216	21,073
Cempra, Inc.*	674	20,982
On Assignment, Inc.*	463	20,812
Great Lakes Dredge & Dock Corp.*	5,235	20,731
Providence Service Corp.*	437	20,504
Revlon, Inc. — Class A*	730	20,324
SP Plus Corp.*	846	20,219
Haemonetics Corp.*	627	20,214
Multi-Color Corp.	336	20,096
Amedisys, Inc.*	510	20,053
Travelport Worldwide Ltd.	1,548	19,969
Heron Therapeutics, Inc.*	738	19,704
FTI Consulting, Inc.*	563	19,514
Capital Senior Living Corp.*	925	19,296
Catalent, Inc.*	762	19,073
ARC Document Solutions, Inc.*	4,239	18,736
Inter Parfums, Inc.	776	18,484
Momenta Pharmaceuticals, Inc.*	1,229	18,238
B&G Foods, Inc.	490	17,160
ZIOPHARM Oncology, Inc.*	1,964	16,321
Coherus Biosciences, Inc.*	704	16,164
Infinity Pharmaceuticals, Inc.*	2,054	16,124
Relypsa, Inc.*	568	16,097
Phibro Animal Health Corp. — Class A	530	15,969
Cara Therapeutics, Inc.*	933	15,730
Array BioPharma, Inc.*	3,715	15,677
Inovio Pharmaceuticals, Inc.*	2,287	15,369
Intersect ENT, Inc.*	680	15,300
Genesis Healthcare, Inc.*	4,188	14,532
Avalanche Biotechnologies, Inc.*	1,519	14,461
Zafgen, Inc.*	2,285	14,373
Tetraphase Pharmaceuticals, Inc.*	1,417	14,213
Pernix Therapeutics Holdings, Inc.*	4,722	13,930
Catalyst Pharmaceuticals, Inc.*	5,384	13,190
BioSpecifics Technologies Corp.*	301	12,934
Concert Pharmaceuticals, Inc.*	677	12,843
Pfenex, Inc.*	1,026	12,702
Anthera Pharmaceuticals, Inc.*	2,665	12,366
Orexigen Therapeutics, Inc.*	7,102	12,215
Northwest Biotherapeutics, Inc.*	3,020	9,664
Chimerix, Inc.*	663	5,934
Total Consumer, Non-cyclical		3,024,047

Consumer, Cyclical - 2.4%
Casey’s General Stores, Inc.	646	77,811
Hawaiian Holdings, Inc.*	2,191	77,408
Churchill Downs, Inc.	437	61,831

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

Tenneco, Inc.*	1,286	$59,040
Virgin America, Inc.*	1,414	50,918
Marriott Vacations Worldwide Corp.	844	48,065
HNI Corp.	1,194	43,056
Bloomin’ Brands, Inc.	2,509	42,377
Vail Resorts, Inc.	326	41,725
Wabash National Corp.*	3,399	40,210
Steelcase, Inc. — Class A	2,430	36,207
SeaWorld Entertainment, Inc.	1,774	34,930
American Axle & Manufacturing Holdings, Inc.*	1,779	33,694
Wolverine World Wide, Inc.	1,932	32,284
La Quinta Holdings, Inc.*	2,315	31,507
Boyd Gaming Corp.*	1,266	25,155
Freshpet, Inc.*	2,923	24,816
TiVo, Inc.*	2,856	24,647
Allegiant Travel Co. — Class A	133	22,321
ClubCorp Holdings, Inc.	1,176	21,486
Men’s Wearhouse, Inc.	1,423	20,890
H&E Equipment Services, Inc.	1,181	20,644
Mobile Mini, Inc.	601	18,709
Meritor, Inc.*	2,142	17,886
Pinnacle Entertainment, Inc.*	572	17,801
Total Consumer, Cyclical		925,418

Industrial - 2.4%
Belden, Inc.	1,410	67,229
Swift Transportation Co. — Class A*	3,874	53,540
Hillenbrand, Inc.	1,584	46,934
HEICO Corp.	845	45,934
Hub Group, Inc. — Class A*	1,310	43,165
Astronics Corp.*	1,010	41,117
Mueller Industries, Inc.	1,462	39,620
Moog, Inc. — Class A*	584	35,390
Knight Transportation, Inc.	1,432	34,698
Blount International, Inc.*	3,531	34,639
ArcBest Corp.	1,557	33,304
Applied Industrial Technologies, Inc.	814	32,959
Werner Enterprises, Inc.	1,364	31,904
Rexnord Corp.*	1,496	27,108
Greenbrier Companies, Inc.	803	26,194
Saia, Inc.*	1,161	25,832
Advanced Energy Industries, Inc.*	904	25,520
Kaman Corp.	611	24,935
Generac Holdings, Inc.*	830	24,709
NCI Building Systems, Inc.*	1,931	23,964
Albany International Corp. — Class A	626	22,880
Hyster-Yale Materials Handling, Inc.	412	21,609
Roadrunner Transportation Systems, Inc.*	2,208	20,821
Advanced Drainage Systems, Inc.	836	20,089
Continental Building Products, Inc.*	1,143	19,957
Berry Plastics Group, Inc.*	547	19,790
Plexus Corp.*	546	19,066
General Cable Corp.	1,394	18,721
Matson, Inc.	397	16,924
Celadon Group, Inc.	1,529	15,122
Total Industrial		913,674

Technology - 1.7%
Verint Systems, Inc.*	1,575	63,882
Take-Two Interactive Software, Inc.*	1,668	58,113
Qlik Technologies, Inc.*	1,813	57,400
Proofpoint, Inc.*	776	50,448
Cabot Microelectronics Corp.	1,102	48,245
Rambus, Inc.*	3,984	46,175
Paycom Software, Inc.*	1,122	42,221
CSG Systems International, Inc.	1,164	41,881
AVG Technologies N.V.*	1,887	37,834
Cavium, Inc.*	533	35,023
BroadSoft, Inc.*	853	30,162
Science Applications International Corp.	653	29,895
Tessera Technologies, Inc.	791	23,738
Microsemi Corp.*	727	23,693
Unisys Corp.*	2,106	23,271
NetScout Systems, Inc.*	476	14,613
Diebold, Inc.	405	12,186
Total Technology		638,780

Communications - 1.6%
ViaSat, Inc.*	1,175	71,686
Sinclair Broadcast Group, Inc. — Class A	1,827	59,451
InterDigital, Inc.	1,163	57,033
Ciena Corp.*	2,559	52,946
Zendesk, Inc.*	1,610	42,568
Shutterstock, Inc.*	1,300	42,042
Houghton Mifflin Harcourt Co.*	1,919	41,796
LogMeIn, Inc.*	503	33,752
Consolidated Communications Holdings, Inc.	1,539	32,242
Infoblox, Inc.*	1,477	27,162
Extreme Networks, Inc.*	5,715	23,317
West Corp.	1,056	22,778
ShoreTel, Inc.*	2,572	22,762
Ixia*	1,786	22,200
Gray Television, Inc.*	1,280	20,864
RetailMeNot, Inc.*	2,064	20,475
Harmonic, Inc.*	3,770	15,344
Total Communications		608,418

Financial - 0.3%
Blackhawk Network Holdings, Inc.*	1,491	65,917
WageWorks, Inc.*	853	38,701
Total Financial		104,618

Basic Materials - 0.1%
Ferroglobe plc	1,899	20,414
Clearwater Paper Corp.*	435	19,806
Total Basic Materials		40,220

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

	Shares	Value

Energy - 0.0%
Western Refining, Inc.	475	$16,920

Total Common Stocks
(Cost $6,671,728)		6,272,095

MUTUAL FUNDS† - 82.7%
Guggenheim Variable Insurance Strategy Fund III[1]	370,914	9,206,097
Guggenheim Strategy Fund III[1]	322,596	8,000,373
Guggenheim Strategy Fund I1	313,917	7,807,121
Guggenheim Strategy Fund II1	277,451	6,880,775
Total Mutual Funds
(Cost $32,005,415)		31,894,366

SHORT TERM INVESTMENTS† - 1.7%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[3]	662,610	662,610
Total Short Term Investments
(Cost $662,610)		662,610

Total Investments - 100.6%
(Cost $39,339,753)		$38,829,071
Other Assets & Liabilities, net - (0.6)%		(228,122)
Total Net Assets - 100.0%		$38,600,949

	Contracts	Unrealized Gain(Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2016 Russell 2000 Index Mini Futures Contracts (Aggregate Value of Contracts $677,820)	6	$13,247
March 2016 S&P MidCap 400 Index Mini Futures Contracts (Aggregate Value of Contracts $696,150)	5	9,559
(Total Aggregate Value of Contracts $1,373,970)		$22,806

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Deutsche Bank Swap November 2015 Russell 2000 Growth Index Swap, Terminating 02/05/16[2] (Notional Value $30,895,895)	43,678	$(1,499,935)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Total Return based on Russell 2000 Growth Index +/- financing at a variable rate.
[3]	Rate indicated is the 7 day yield as of December 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$6,272,095	$—	$—	$—	$—	$6,272,095
Futures Contracts	—	22,806	—	—	—	22,806
Mutual Funds	31,894,366	—	—	—	—	31,894,366
Short Term Investments	662,610	—	—	—	—	662,610
Total	$38,829,071	$22,806	$—	$—	$—	$38,851,877

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$1,499,935	$—	$1,499,935

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 145

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $7,334,338)	$6,934,705
Investments in affiliated issuers, at value (cost $32,005,415)	31,894,366
Total investments (cost $39,339,753)	38,829,071
Segregated cash with broker	1,345,500
Prepaid expenses	1,432
Cash	4
Receivables:
Dividends	53,226
Securities sold	42,111
Total assets	40,271,344

Liabilities:
Unrealized depreciation on swap agreements	1,499,935
Payable for:
Securities purchased	54,399
Fund shares redeemed	30,541
Management fees	28,501
Variation margin	15,080
Transfer agent/maintenance fees	4,124
Fund accounting/administration fees	3,185
Trustees’ fees*	1,683
Miscellaneous	32,947
Total liabilities	1,670,395
Commitments and contingent liabilities (Note 16)	—
Net assets	$38,600,949

Net assets consist of:
Paid in capital	$41,587,919
Undistributed net investment income	126,976
Accumulated net realized loss on investments	(1,126,135)
Net unrealized depreciation on investments	(1,987,811)
Net assets	$38,600,949
Capital shares outstanding	1,243,956
Net asset value per share	$31.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$432,812
Interest	116,907
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $46)	33,614
Total investment income	583,333

Expenses:
Management fees	324,583
Transfer agent/maintenance fees	25,169
Fund accounting/administration fees	36,276
Professional fees	33,202
Custodian fees	5,480
Line of credit fees	5,466
Trustees’ fees*	3,760
Tax expense	2
Miscellaneous	27,655
Total expenses	461,593
Net investment income	121,740

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	634,175
Investments in affiliated issuers	(3,083)
Swap agreements	2,745,220
Futures contracts	(119,956)
Net realized gain	3,256,356
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(948,304)
Investments in affiliated issuers	(44,330)
Swap agreements	(2,872,500)
Futures contracts	22,029
Net change in unrealized appreciation (depreciation)	(3,843,105)
Net realized and unrealized loss	(586,749)
Net decrease in net assets resulting from operations	$(465,009)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

146 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$121,740	$272,733
Net realized gain on investments	3,256,356	1,650,145
Net change in unrealized appreciation (depreciation) on investments	(3,843,105)	1,056,307
Net increase (decrease) in net assets resulting from operations	(465,009)	2,979,185

Distributions to shareholders from:
Net investment income	(304,934)	—
Net realized gains	(109,624)	—
Total distributions to shareholders	(414,558)	—

Capital share transactions:
Proceeds from sale of shares	9,712,517	2,980,902
Distributions reinvested	414,558	—
Cost of shares redeemed	(7,651,877)	(7,540,327)
Net increase (decrease) from capital share transactions	2,475,198	(4,559,425)
Net increase (decrease) in net assets	1,595,631	(1,580,240)

Net assets:
Beginning of year	37,005,318	38,585,558
End of year	$38,600,949	$37,005,318
Undistributed net investment income at end of year	$126,976	$308,390

Capital share activity:
Shares sold	301,844	99,829
Shares issued from reinvestment of distributions	11,855	—
Shares redeemed	(234,673)	(256,156)
Net increase (decrease) in shares	79,026	(156,327)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

SERIES X (STYLEPLUS—SMALL GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$31.77	$29.20	$20.66	$18.52	$18.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.22	(.05)	(.11)	(.12)
Net gain (loss) on investments (realized and unrealized)	(.47)	2.35	8.59	2.25	(.25)
Total from investment operations	(.37)	2.57	8.54	2.14	(.37)
Less distributions from:
Net investment income	(.27)	—	—	—	—
Net realized gains	(.10)	—	—	—	—
Total distributions	(.37)	—	—	—	—
Net asset value, end of period	$31.03	$31.77	$29.20	$20.66	$18.52

Total Return[b]	(1.29%)	8.80%	41.34%	11.56%	(1.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$38,601	$37,005	$38,586	$32,037	$35,711
Ratios to average net assets:
Net investment income (loss)	0.32%	0.74%	(0.21%)	(0.56%)	(0.63%)
Total expenses[c]	1.21%	1.26%	1.23%	1.14%	1.08%
Net expenses[d]	1.21%	1.24%	1.23%	1.14%	1.08%
Portfolio turnover rate	79%	102%	255%	72%	91%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

148 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series Y (StylePlusTM—Large Growth Series) is managed by a team of seasoned professionals, including B. Scott Minerd, Global Chairman of Investments and Chief Investment Officer; Farhan Sharaff , Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies; and Scott Hammond, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended December 31, 2015.

For the year ended December 31, 2015, the Series Y (StylePlus—Large Growth Series) returned 5.49%, compared with the 5.67% return of its benchmark, the Russell 1000 Growth Index.

Through a combination of an allocation to actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell 1000 Growth Index. The allocation to actively managed individual equity via stocks, and passive equity via derivatives such as swap agreements, is designed to provide exposure to large growth equity.

Remaining Fund assets are invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments. The Guggenheim Strategy Funds invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital.

The actively managed equity and fixed-income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection. The fixed-income component invests in a variety of credit sectors, including asset-backed securities (ABS), mortgage-backed securities (MBS), high yield corporate bonds, and bank loans.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

The Fund slightly underperformed the benchmark for the period. The fixed-income sleeve was the largest positive contributor to performance. Uncorrelated with the Fund’s active equity component, the Guggenheim Strategy Funds were invested in short duration asset-backed securities (ABS), collateralized mortgage obligations, corporate bonds, and cash equivalents. Positive returns were driven largely by carry in asset-backed securities, mortgage-backed securities, and corporate bonds.

The actively managed equity sleeve detracted slightly from performance. The passive equity position, maintained through swap agreements, was a slight contributor to performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive-equity derivatives) was most overweight the Industrials and Consumer Staples sectors and most underweight the Consumer Discretionary and Financials sectors.

For the Fund’s total equity position over the period, 15-20% was allocated to actively managed equity and 80-85% to passive equity. The actively managed equity sleeve decreased toward 15% over the period as the outlook for active stock selection grew less favorable, with a corresponding higher allocation of almost 85% to the passive equity position.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 149

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. Government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 1999

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	21.9%
Guggenheim Strategy Fund III	20.9%
Guggenheim Variable Insurance Strategy Fund III	20.4%
Guggenheim Strategy Fund II	18.9%
Apple, Inc.	0.9%
Alphabet, Inc. — Class C	0.5%
Gilead Sciences, Inc.	0.4%
PepsiCo, Inc.	0.4%
Amgen, Inc.	0.3%
Amazon.com, Inc.	0.3%
Top Ten Total	84.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

150 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series Y (StylePlus—Large Growth Series)	5.49%	10.56%	5.01%
Russell 1000 Growth Index	5.67%	13.53%	8.53%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value

COMMON STOCKS† - 14.2%

Consumer, Non-cyclical - 5.3%
Gilead Sciences, Inc.	1,424	$144,094
PepsiCo, Inc.	1,420	141,885
Amgen, Inc.	821	133,273
UnitedHealth Group, Inc.	1,029	121,051
AbbVie, Inc.	2,001	118,538
Biogen, Inc.*	346	105,997
Express Scripts Holding Co.*	1,024	89,508
McKesson Corp.	440	86,782
Kimberly-Clark Corp.	665	84,655
Kroger Co.	2,020	84,497
Johnson & Johnson	790	81,149
Becton Dickinson and Co.	514	79,202
General Mills, Inc.	1,371	79,052
Cardinal Health, Inc.	857	76,504
Constellation Brands, Inc. — Class A	515	73,357
Estee Lauder Companies, Inc. — Class A	826	72,738
Kellogg Co.	993	71,764
Sysco Corp.	1,573	64,493
Danaher Corp.	694	64,459
Boston Scientific Corp.*	3,359	61,940
HCA Holdings, Inc.*	897	60,664
Altria Group, Inc.	911	53,029
Coca-Cola Co.	910	39,094
Kraft Heinz Co.	376	27,358
Reynolds American, Inc.	532	24,552
Cigna Corp.	160	23,413
Allergan plc*	61	19,063
Bristol-Myers Squibb Co.	256	17,610
Mylan N.V.*	259	14,004
Total Consumer, Non-cyclical		2,113,725

Industrial - 2.3%
Boeing Co.	794	114,805
Honeywell International, Inc.	1,016	105,227
Union Pacific Corp.	1,253	97,985
Lockheed Martin Corp.	388	84,255
Northrop Grumman Corp.	358	67,594
FedEx Corp.	445	66,300
United Technologies Corp.	672	64,559
Caterpillar, Inc.	914	62,115
Waste Management, Inc.	1,162	62,016
CSX Corp.	2,340	60,723
United Parcel Service, Inc. — Class B	595	57,257
Emerson Electric Co.	957	45,773
Deere & Co.	322	24,559
General Dynamics Corp.	151	20,741
Total Industrial		933,909

Communications - 2.3%
Alphabet, Inc. — Class C*	266	201,862
Amazon.com, Inc.*	182	123,012
Comcast Corp. — Class A	2,073	116,979
Facebook, Inc. — Class A*	759	79,437
AT&T, Inc.	2,300	79,143
Time Warner, Inc.	1,098	71,008
Twenty-First Century Fox, Inc. — Class B	2,086	56,802
Walt Disney Co.	530	55,692
eBay, Inc.*	1,687	46,359
DISH Network Corp. — Class A*	671	38,368
Verizon Communications, Inc.	773	35,728
Total Communications		904,390

Technology - 2.2%
Apple, Inc.	3,473	365,568
International Business Machines Corp.	708	97,435
Oracle Corp.	2,650	96,805
Microsoft Corp.	1,484	82,332
Intel Corp.	1,936	66,696
QUALCOMM, Inc.	1,280	63,981
VMware, Inc. — Class A*	1,055	59,681
Texas Instruments, Inc.	916	50,206
Avago Technologies Ltd.	123	17,853
Total Technology		900,557

Consumer, Cyclical - 1.5%
CVS Health Corp.	1,241	121,332
Costco Wholesale Corp.	603	97,384
American Airlines Group, Inc.	1,763	74,664
Delta Air Lines, Inc.	1,439	72,943
Walgreens Boots Alliance, Inc.	799	68,039
Southwest Airlines Co.	1,378	59,337
Target Corp.	598	43,421
Home Depot, Inc.	285	37,691
Hilton Worldwide Holdings, Inc.	1,341	28,697
McDonald’s Corp.	153	18,075
Total Consumer, Cyclical		621,583

Basic Materials - 0.2%
LyondellBasell Industries N.V. — Class A	838	72,822
Monsanto Co.	184	18,128
Total Basic Materials		90,950

Financial - 0.2%
Bank of New York Mellon Corp.	1,452	59,851
Visa, Inc. — Class A	332	25,747
Total Financial		85,598

Energy - 0.2%
Marathon Petroleum Corp.	927	48,055
EOG Resources, Inc.	359	25,414
Total Energy		73,469

Total Common Stocks
(Cost $5,545,146)		5,724,181

152 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

	Shares	Value

MUTUAL FUNDS† - 82.1%
Guggenheim Strategy Fund I1	353,208	$8,784,283
Guggenheim Strategy Fund III[1]	338,738	8,400,709
Guggenheim Variable Insurance Strategy Fund III[1]	330,034	8,191,438
Guggenheim Strategy Fund II1	306,140	7,592,273
Total Mutual Funds
(Cost $33,079,629)		32,968,703

SHORT TERM INVESTMENTS† - 4.3%
Dreyfus Treasury Prime Cash Management Institutional Shares 0.00%[3]	1,731,883	1,731,883
Total Short Term Investments
(Cost $1,731,883)		1,731,883

Total Investments - 100.6%
(Cost $40,356,658)		$40,424,767
Other Assets & Liabilities, net - (0.6)%		(246,284)
Total Net Assets - 100.0%		$40,178,483

	Contracts	Unrealized Gain (Loss)

EQUITY FUTURES CONTRACTS PURCHASED†
March 2016 S&P 500 Index Mini Futures Contracts (Aggregate Value of Contracts $1,729,325)	17	$15,047
March 2016 NASDAQ-100 Index Mini Futures Contracts (Aggregate Value of Contracts $825,525)	9	(435)
(Total Aggregate Value of Contracts $2,554,850)		$14,612

	Units

OTC EQUITY INDEX SWAP AGREEMENTS††
Bank of America November 2015 Russell 1000 Growth Index Swap, Terminating 02/02/16[2] (Notional Value $31,780,273)	31,777	$(553,175)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer — See Note 8.
[2]	Total Return based on Russell 1000 Growth Index +/- financing at a variable rate.
[3]	Rate indicated is the 7 day yield as of December 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$5,724,181	$—	$—	$—	$—	$5,724,181
Futures Contracts	—	15,047	—	—	—	15,047
Mutual Funds	32,968,703	—	—	—	—	32,968,703
Short Term Investments	1,731,883	—	—	—	—	1,731,883
Total	$40,424,767	$15,047	$—	$—	$—	$40,439,814

Investments in Securities (Liabilities)	Level 1	Level 1 - Other*	Level 2	Level 2 - Other*	Level 3	Total
Equity Index Swap Agreements	$—	$—	$—	$553,175	$—	$553,175
Futures Contracts	—	435	—	—	—	435
Total	$—	$435	$—	$553,175	$—	$553,610

*	Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 153

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments in unaffiliated issuers, at value (cost $7,277,029)	$7,456,064
Investments in affiliated issuers, at value (cost $33,079,629)	32,968,703
Total investments (cost $40,356,658)	40,424,767
Cash	310,003
Segregated cash with broker	142,800
Prepaid expenses	1,419
Receivables:
Dividends	54,918
Total assets	40,933,907

Liabilities:
Unrealized depreciation on swap agreements	553,175
Payable for:
Securities purchased	55,051
Fund shares redeemed	31,053
Variation margin	27,840
Management fees	25,541
Transfer agent/maintenance fees	4,251
Fund accounting/administration fees	3,235
Trustees’ fees*	2,794
Miscellaneous	52,484
Total liabilities	755,424
Commitments and contingent liabilities (Note 16)	—
Net assets	$40,178,483

Net assets consist of:
Paid in capital	$42,287,833
Undistributed net investment income	201,372
Accumulated net realized loss on investments	(1,840,268)
Net unrealized depreciation on investments	(470,454)
Net assets	$40,178,483
Capital shares outstanding	2,658,841
Net asset value per share	$15.11

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Dividends from securities of affiliated issuers	$426,367
Interest	107,259
Dividends from securities of unaffiliated issuers	100,027
Total investment income	633,653

Expenses:
Management fees	284,432
Transfer agent/maintenance fees	25,096
Fund accounting/administration fees	36,028
Printing expenses	29,065
Professional fees	26,203
Custodian fees	11,606
Line of credit fees	5,352
Trustees’ fees*	4,000
Tax expense	2
Miscellaneous	12,946
Total expenses	434,730
Net investment income	198,923

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	866,870
Investments in affiliated issuers	(7,631)
Swap agreements	2,098,760
Futures contracts	17,809
Net realized gain	2,975,808
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(666,037)
Investments in affiliated issuers	(34,525)
Swap agreements	(539,632)
Futures contracts	24,977
Net change in unrealized appreciation (depreciation)	(1,215,217)
Net realized and unrealized gain	1,760,591
Net increase in net assets resulting from operations	$1,959,514

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

154 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment income	$198,923	$362,505
Net realized gain on investments	2,975,808	4,356,548
Net change in unrealized appreciation (depreciation) on investments	(1,215,217)	103,607
Net increase in net assets resulting from operations	1,959,514	4,822,660

Distributions to shareholders from:
Net investment income	(392,674)	—
Net realized gains	(2,676,505)	—
Total distributions to shareholders	(3,069,179)	—

Capital share transactions:
Proceeds from sale of shares	9,360,101	6,688,892
Distributions reinvested	3,069,179	—
Cost of shares redeemed	(8,083,305)	(14,986,659)
Net increase (decrease) from capital share transactions	4,345,975	(8,297,767)
Net increase (decrease) in net assets	3,236,310	(3,475,107)

Net assets:
Beginning of year	36,942,173	40,417,280
End of year	$40,178,483	$36,942,173
Undistributed net investment income at end of year	$201,372	$392,674

Capital share activity:
Shares sold	604,897	458,903
Shares issued from reinvestment of distributions	200,338	—
Shares redeemed	(517,974)	(1,077,863)
Net increase (decrease) in shares	287,261	(618,960)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 155

SERIES Y (STYLEPLUS—LARGE GROWTH SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$15.58	$13.52	$10.54	$9.52	$9.95
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.15	.04	.07	.02
Net gain (loss) on investments (realized and unrealized)	.79	1.91	2.94	.95	(.45)
Total from investment operations	.87	2.06	2.98	1.02	(.43)
Less distributions from:
Net investment income	(.17)	—	—	—	—
Net realized gains	(1.17)	—	—	—	—
Total distributions	(1.34)	—	—	—	—
Net asset value, end of period	$15.11	$15.58	$13.52	$10.54	$9.52

Total Return[b]	5.49%	15.24%	28.27%	10.71%	(4.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,178	$36,942	$40,417	$36,244	$38,130
Ratios to average net assets:
Net investment income (loss)	0.52%	1.05%	0.33%	0.63%	0.20%
Total expenses[c]	1.15%	1.18%	1.10%	1.01%	0.98%
Net expenses[d]	1.15%	1.16%	1.10%	1.01%	0.98%
Portfolio turnover rate	65%	96%	247%	187%	153%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.

156 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	December 31, 2015

To Our Shareholders:

The Series Z (Alpha Opportunity Series) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies, and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Vice President and Portfolio Manager. This team assumed management of the Fund on January 28, 2015, in conjunction with the Fund’s re-opening after being closed to new investors, and a change in its principal investment strategies. In the paragraphs below, the team discusses the performance of the Fund for the period beginning with the change in strategy, through the fiscal year ended December 31, 2015.

The Fund was launched in July 2003 and employed a multi-manager approach to long/short equity investing. In 2008, the Fund was closed to new investors due to collateral positions held at Lehman Brothers that were frozen in response to the firm’s bankruptcy. Despite being closed, the Fund continued to be managed for current investors. Over the years, the underlying investment strategies have evolved and portfolio management teams have changed, but in general, the Fund maintained a high beta to U.S. large-cap equities while using both long and short positions. Before the investment strategy transition in January 2015, the Funds were most recently managed by Mike Byrum, CFA, and Ryan Harder, CFA, and invested in the team’s momentum-based long/short equity strategy and S&P 500 futures.

For the fiscal year ended December 31, 2015, the Series Z (Alpha Opportunity Series) returned -4.69%, compared with the 1.38% return of its benchmark, the S&P 500 Index. The Fund’s secondary benchmark, which was added during the period, is the Morningstar Long/Short Equity Category Average. Its return for the 12 months was -2.00%.

Previous Strategy Performance Review

For the four-week period of January 1, 2015, through January 27, 2015, the Fund returned 0.88%, compared with -1.34% for the S&P 500 Index. The Morningstar Long/Short Equity Category Average returned -0.34% for the same period.

For the four-week period, the principal investment strategy allocated 75% of the Fund’s assets to a Domestic Long/Short strategy and 25% to an Indexed strategy.

Current Strategy Performance Review

For the 11-month period of January 28, 2015, through December 31, 2015, the Fund returned -5.52%, compared with 2.76% for the S&P 500 Index. The Morningstar Long/Short Equity Category Average returned -1.41% for the same period.

For the 11-month period, the Fund was managed as a single opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short, in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

On average during the period, the Fund held about 121% of assets in long securities, and 90% short–for an average net-dollar exposure of 31%. Because the longs were more defensive in nature than the shorts, the net beta (sensitivity to broad market moves) averaged closer to the 0.23 range. The broad market experienced substantial ups and downs over the year–including a dramatic drop in August followed by an equally dramatic reversal rally in October. The fund returns were

THE GUGGENHEIM FUNDS ANNUAL REPORT | 157

MANAGER’S COMMENTARY (Unaudited)(concluded)	December 31, 2015

less dramatic–with very little movement positive or negative during those large moves. While we are not market neutral because of the slight long bias–the groups of stocks we held long & short exhibited very little net beta during those crucial months.

The long positions averaged a return of -3.4%, compared to the Russell 3000 Index return of +3.7%. Short positions returned -4.3% on a stand-alone basis. While the shorts thus gave the Fund a positive contribution and hedged market risk, the stock selection on the long side fell far short of the Fund’s target to add “alpha,” as the names declined in value while the broader market had positive returns.

The Fund has been favoring large caps as its valuation models show that the traditional small cap risk premium has eroded in the last couple of years, as small caps have outperformed for well over a decade and in excess to their underlying fundamentals. Small caps are definitively riskier than large caps and therefore should trade at a higher risk premium—and the Fund’s estimate that the risk premium has flipped towards large caps is a fairly rare occurrence. The Fund’s large-cap-size bias contributed positively to return.

The Fund’s financial fundamental tilts did not perform well. It had been biased towards companies trading at lower valuations, and avoiding or short high-momentum names trading at very high valuations (or with little to no earnings—as is common in some emerging growth sectors). The Fund has also shorted companies that are aggressively growing their assets through capex spend and acquisitions. Over the long haul, expensive and heavy spending companies tend to disappoint investors, and the Fund’s current estimate of negative risk premiums in those groups indicates that investors are perhaps too enthusiastic there.

The Fund’s sector exposures helped the Fund over the period that the Fund was managed according to the new strategy. The long portfolio has been decidedly defensive (Staples and Health Care), while short sectors have been more cyclical (especially the materials sector which declined on global demand slowdown). We decided to mostly avoid the volatile Energy sector as the decline in oil prices would overwhelm any other company fundamentals–posing severe risks to both fundamental long or short positions. Very little of our returns this year were attributable to this sector.

Derivatives in the Fund are used only to take an equity long or short position above 100% of NAV (that is, to increase leverage). Long-side average exposure was 121% for the period. Since the Fund’s return was negative, the derivative (swap) detracted from performance.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

158 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2015

SERIES Z (ALPHA OPPORTUNITY SERIES)

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 7, 2003

Ten Largest Holdings (% of Total Net Assets)
Wal-Mart Stores, Inc.	1.3%
Tyson Foods, Inc. — Class A	1.2%
Verizon Communications, Inc.	1.2%
CVS Health Corp.	1.0%
Cal-Maine Foods, Inc.	1.0%
Micron Technology, Inc.	0.9%
NextEra Energy, Inc.	0.9%
Ingredion, Inc.	0.9%
MEDNAX, Inc.	0.9%
Kohl’s Corp.	0.9%
Top Ten Total	10.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 159

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	December 31, 2015

Cumulative Fund Performance*,†

Average Annual Returns*

Periods Ended December 31, 2015†

	1 Year	5 Year	10 Year
Series Z (Alpha Opportunity Series)	-4.69%	8.99%	7.76%
S&P 500 Index	1.38%	12.57%	7.31%
Morningstar Long/Short Category Average	-2.00%	4.38%	4.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†

Performance figures do not reflect fees and expenses associated with an investment in variable insurance products. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

160 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	December 31, 2015
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

COMMON STOCKS† - 88.0%

Consumer, Non-cyclical - 25.4%
Tyson Foods, Inc. — Class A	2,932	$156,364
Cal-Maine Foods, Inc.	2,694	124,841
Ingredion, Inc.[1]	1,190	114,050
MEDNAX, Inc.*	1,572	112,650
Quest Diagnostics, Inc.[1]	1,567	111,477
Whole Foods Market, Inc.	3,294	110,349
Darling Ingredients, Inc.*,1	9,514	100,087
HCA Holdings, Inc.*,1	1,464	99,010
Express Scripts Holding Co.*	1,126	98,424
St. Jude Medical, Inc.	1,554	95,990
United Therapeutics Corp.*,1	590	92,399
Laboratory Corporation of America Holdings*,1	657	81,231
AbbVie, Inc.[1]	1,365	80,863
Johnson & Johnson[1]	697	71,596
Dean Foods Co.[1]	4,080	69,972
LifePoint Health, Inc.*	940	68,996
Charles River Laboratories International, Inc.*	821	66,000
Aaron’s, Inc.[1]	2,868	64,215
JM Smucker Co.[1]	501	61,793
Varian Medical Systems, Inc.*	756	61,085
Estee Lauder Companies, Inc. — Class A	671	59,088
Medtronic plc	668	51,383
Philip Morris International, Inc.[1]	583	51,252
Sysco Corp.	1,198	49,118
Baxter International, Inc.[1]	1,272	48,527
Magellan Health, Inc.*	787	48,526
Dr Pepper Snapple Group, Inc.[1]	520	48,464
Sanderson Farms, Inc.[1]	618	47,907
Air Methods Corp.*,1	1,136	47,632
United Natural Foods, Inc.*	1,163	45,776
VCA, Inc.*	802	44,110
Community Health Systems, Inc.*	1,640	43,509
Universal Corp.	739	41,443
Select Medical Holdings Corp.	3,403	40,530
Hershey Co.[1]	450	40,172
Colgate-Palmolive Co.[1]	601	40,039
Campbell Soup Co.	759	39,885
Owens & Minor, Inc.	1,081	38,894
SUPERVALU, Inc.*	5,722	38,795
AmerisourceBergen Corp. — Class A1	374	38,788
Cardtronics, Inc.*	1,142	38,428
Chemed Corp.[1]	253	37,899
ResMed, Inc.	696	37,368
Deluxe Corp.[1]	685	37,360
SpartanNash Co.	1,711	37,026
Clorox Co.[1]	290	36,781
Enanta Pharmaceuticals, Inc.*	1,109	36,619
DaVita HealthCare Partners, Inc.*,1	519	36,179
KAR Auction Services, Inc.	970	35,919
Flowers Foods, Inc.	1,662	35,716
ManpowerGroup, Inc.[1]	413	34,812
RR Donnelley & Sons Co.	2,332	34,327
Total Consumer, Non-cyclical		3,183,664

Industrial - 16.1%
Boeing Co.[1]	611	88,344
Huntington Ingalls Industries, Inc.[1]	652	82,706
Arrow Electronics, Inc.*,1	1,494	80,944
Jabil Circuit, Inc.	3,427	79,815
Tech Data Corp.*	1,141	75,740
Knight Transportation, Inc.	3,031	73,440
Fluor Corp.	1,520	71,774
ITT Corp.	1,866	67,774
Parker-Hannifin Corp.[1]	675	65,462
Avnet, Inc.[1]	1,453	62,247
Triumph Group, Inc.[1]	1,491	59,267
Dover Corp.[1]	965	59,164
Vishay Intertechnology, Inc.	4,858	58,539
Carlisle Companies, Inc.	660	58,535
Union Pacific Corp.	685	53,567
Rockwell Automation, Inc.[1]	517	53,049
Werner Enterprises, Inc.	2,266	53,002
Barnes Group, Inc.[1]	1,465	51,846
Crane Co.[1]	1,021	48,845
Sanmina Corp.*	2,287	47,066
Timken Co.[1]	1,576	45,058
Jacobs Engineering Group, Inc.*,1	1,066	44,719
Old Dominion Freight Line, Inc.*	743	43,889
Federal Signal Corp.	2,720	43,112
Clean Harbors, Inc.*,1	998	41,567
Keysight Technologies, Inc.*	1,432	40,569
Caterpillar, Inc.[1]	591	40,164
Briggs & Stratton Corp.	2,200	38,060
Applied Industrial Technologies, Inc.	932	37,737
Mueller Industries, Inc.	1,363	36,937
Emerson Electric Co.[1]	764	36,542
Saia, Inc.*	1,642	36,535
TE Connectivity Ltd.[1]	559	36,117
Methode Electronics, Inc.	1,124	35,777
ArcBest Corp.[1]	1,669	35,700
Trinity Industries, Inc.	1,461	35,093
Flowserve Corp.	829	34,884
Ryder System, Inc.[1]	608	34,553
Kirby Corp.*	643	33,835
Total Industrial		2,021,974

Consumer, Cyclical - 12.3%
Wal-Mart Stores, Inc.[1]	2,710	166,123
CVS Health Corp.[1]	1,310	128,078
Kohl’s Corp.[1]	2,347	111,787
UniFirst Corp.[1]	828	86,278
Ingram Micro, Inc. — Class A	2,433	73,915
The Gap, Inc.	2,974	73,457
Walgreens Boots Alliance, Inc.[1]	856	72,893
JetBlue Airways Corp.*	3,059	69,286

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 161

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

Macy’s, Inc.	1,959	$68,526
PACCAR, Inc.	1,388	65,791
Hawaiian Holdings, Inc.*	1,718	60,697
Foot Locker, Inc.	830	54,025
American Eagle Outfitters, Inc.[1]	3,406	52,793
Guess?, Inc.	2,699	50,957
Fossil Group, Inc.*	1,374	50,233
Casey’s General Stores, Inc.[1]	411	49,505
Thor Industries, Inc.	791	44,415
Dana Holding Corp.[1]	3,068	42,338
Children’s Place, Inc.	744	41,069
Select Comfort Corp.*	1,849	39,587
Spirit Airlines, Inc.*	981	39,093
DR Horton, Inc.	1,154	36,963
Michael Kors Holdings Ltd.*	892	35,734
Outerwall, Inc.	659	24,080
Total Consumer, Cyclical		1,537,623

Technology - 10.6%
Micron Technology, Inc.*	8,425	119,298
Apple, Inc.[1]	999	105,154
Intel Corp.	2,789	96,081
CA, Inc.[1]	3,296	94,134
International Business Machines Corp.	645	88,766
Tessera Technologies, Inc.	2,580	77,426
Convergys Corp.[1]	2,930	72,928
Cirrus Logic, Inc.*,1	2,323	68,598
Oracle Corp.[1]	1,844	67,361
MKS Instruments, Inc.	1,694	60,984
NetApp, Inc.	2,270	60,223
Texas Instruments, Inc.	1,096	60,072
CACI International, Inc. — Class A*,1	508	47,132
Sykes Enterprises, Inc.*	1,518	46,724
HP, Inc.[1]	3,703	43,844
Hewlett Packard Enterprise Co.[1]	2,882	43,806
Mentor Graphics Corp.	2,119	39,032
Cabot Microelectronics Corp.[1]	887	38,833
NVIDIA Corp.	1,121	36,948
Icad, Inc.*,1	6,727	34,779
Skyworks Solutions, Inc.[1]	440	33,805
Total Technology		1,335,928

Financial - 8.2%
MetLife, Inc.	2,204	106,254
Aflac, Inc.[1]	1,638	98,117
Prudential Financial, Inc.	1,027	83,608
Bank of New York Mellon Corp.[1]	1,554	64,056
Regions Financial Corp.[1]	6,436	61,785
Interactive Brokers Group, Inc. — Class A	1,274	55,546
American Financial Group, Inc.	758	54,637
East West Bancorp, Inc.[1]	1,296	53,862
Franklin Resources, Inc.	1,384	50,959
Hanover Insurance Group, Inc.[1]	623	50,675
American Equity Investment Life Holding Co.[1]	2,014	48,396
Aspen Insurance Holdings Ltd.[1]	987	47,672
Discover Financial Services	880	47,185
Comerica, Inc.[1]	1,122	46,933
Selective Insurance Group, Inc.	1,338	44,930
American Express Co.	636	44,234
WP GLIMCHER, Inc.	3,643	38,652
Waddell & Reed Financial, Inc. — Class A	1,109	31,784
Irish Bank Resolution Corporation Ltd.†††	16,638	—
Total Financial		1,029,285

Utilities - 6.5%
NextEra Energy, Inc.[1]	1,136	118,018
Edison International	1,850	109,539
DTE Energy Co.[1]	1,199	96,148
American Electric Power Company, Inc.[1]	1,495	87,114
Pinnacle West Capital Corp.	1,293	83,373
Southwest Gas Corp.	1,358	74,907
Questar Corp.	3,236	63,037
Vectren Corp.	1,430	60,661
OGE Energy Corp.	1,932	50,792
UGI Corp.	1,117	37,710
Ameren Corp.	869	37,567
Total Utilities		818,866

Communications - 4.8%
Verizon Communications, Inc.	3,140	145,131
AT&T, Inc.[1]	2,935	100,993
Time Warner, Inc.[1]	1,178	76,182
Viacom, Inc. — Class B1	1,440	59,270
F5 Networks, Inc.*,1	594	57,594
Polycom, Inc.*	3,525	44,380
AMC Networks, Inc. — Class A*,1	562	41,970
Discovery Communications, Inc. — Class A*	1,419	37,859
General Communication, Inc. — Class A*	1,764	34,892
Total Communications		598,271

Energy - 2.6%
Marathon Petroleum Corp.	1,302	67,496
Exxon Mobil Corp.	843	65,713
FMC Technologies, Inc.*	2,118	61,443
Chevron Corp.[1]	590	53,076
Tesoro Corp.[1]	463	48,786
Noble Corporation plc	3,002	31,671
Total Energy		328,185

Basic Materials - 1.5%
Huntsman Corp.	3,975	45,196
Newmont Mining Corp.	2,224	40,010
Mosaic Co.	1,429	39,426
Domtar Corp.[1]	922	34,068

162 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

Rayonier Advanced Materials, Inc.	2,914	$28,528
Total Basic Materials		187,228

Total Common Stocks
(Cost $11,595,009)		11,041,024

SHORT TERM INVESTMENTS† - 2.8%
Goldman Sachs Financial Square Treasury Instruments Fund 0.00%[4]	351,118	351,118
Total Short Term Investments
(Cost $351,118)		351,118

Total Investments - 90.8%
(Cost $11,946,127)		$11,392,142

COMMON STOCKS SOLD SHORT† - (36.5)%

Communications - (1.4)%
Ruckus Wireless, Inc.*	3,360	(35,986)
Facebook, Inc. — Class A*	461	(48,248)
Amazon.com, Inc.*	140	(94,625)
Total Communications		(178,859)

Industrial - (2.9)%
TimkenSteel Corp.	3,982	(33,369)
EnPro Industries, Inc.	785	(34,414)
KapStone Paper and Packaging Corp.	1,902	(42,966)
Fortune Brands Home & Security, Inc.	1,010	(56,055)
Waste Connections, Inc.	1,167	(65,725)
Louisiana-Pacific Corp.*	7,385	(133,004)
Total Industrial		(365,533)

Technology - (3.2)%
Red Hat, Inc.*	537	(44,469)
Medidata Solutions, Inc.*	931	(45,889)
Ultimate Software Group, Inc.*	253	(49,464)
CommVault Systems, Inc.*	1,376	(54,146)
Silicon Laboratories, Inc.*	1,119	(54,316)
Electronics for Imaging, Inc.*	1,344	(62,819)
Cypress Semiconductor Corp.*	8,659	(84,945)
Total Technology		(396,048)

Consumer, Non-cyclical - (4.7)%
Celldex Therapeutics, Inc.*	1,519	(23,818)
Ophthotech Corp.*	401	(31,491)
Natus Medical, Inc.*	745	(35,797)
ImmunoGen, Inc.*	2,862	(38,837)
Acorda Therapeutics, Inc.*	908	(38,844)
Cantel Medical Corp.	657	(40,826)
Monro Muffler Brake, Inc.	763	(50,526)
Alexion Pharmaceuticals, Inc.*	284	(54,173)
Live Nation Entertainment, Inc.*	2,220	(54,545)
Medicines Co.*	1,492	(55,711)
Vertex Pharmaceuticals, Inc.*	624	(78,518)
Jarden Corp.*	1,566	(89,450)
Total Consumer, Non-cyclical		(592,536)

Basic Materials - (6.0)%
Allegheny Technologies, Inc.	2,964	(33,345)
Compass Minerals International, Inc.	482	(36,280)
NewMarket Corp.	105	(39,977)
Olin Corp.	2,611	(45,066)
Worthington Industries, Inc.	1,527	(46,024)
PolyOne Corp.	1,473	(46,782)
RPM International, Inc.	1,147	(50,537)
Valspar Corp.	660	(54,747)
HB Fuller Co.	1,766	(64,406)
Royal Gold, Inc.	2,093	(76,332)
Praxair, Inc.	774	(79,258)
Sensient Technologies Corp.	1,266	(79,530)
Ecolab, Inc.	900	(102,942)
Total Basic Materials		(755,226)

Consumer, Cyclical - (6.4)%
Arctic Cat, Inc.	1,878	(30,762)
Regis Corp.*	2,375	(33,606)
Mobile Mini, Inc.	1,143	(35,582)
Papa John’s International, Inc.	637	(35,589)
Starbucks Corp.	615	(36,918)
Sonic Automotive, Inc. — Class A	1,637	(37,258)
Crocs, Inc.*	3,664	(37,519)
NIKE, Inc. — Class B	604	(37,750)
Scotts Miracle-Gro Co. — Class A	596	(38,448)
Popeyes Louisiana Kitchen, Inc.*	663	(38,786)
Motorcar Parts of America, Inc.*	1,157	(39,118)
Callaway Golf Co.	4,505	(42,437)
LKQ Corp.*	1,536	(45,512)
Lithia Motors, Inc. — Class A	453	(48,322)
O’Reilly Automotive, Inc.*	191	(48,403)
Pool Corp.	603	(48,710)
Fred’s, Inc. — Class A	3,090	(50,583)
Wendy’s Co.	4,907	(52,849)
Signet Jewelers Ltd.	506	(62,587)
Total Consumer, Cyclical		(800,739)

Financial - (11.8)%
Liberty Property Trust	1,114	(34,590)
Washington Federal, Inc.	1,569	(37,389)
BancorpSouth, Inc.	1,560	(37,424)
Community Bank System, Inc.	959	(38,302)
Assurant, Inc.	476	(38,337)
Alexandria Real Estate Equities, Inc.	432	(39,036)
UMB Financial Corp.	846	(39,381)
Safety Insurance Group, Inc.	709	(39,973)
American Assets Trust, Inc.	1,076	(41,265)
Northfield Bancorp, Inc.	2,605	(41,472)
Pennsylvania Real Estate Investment Trust	1,907	(41,706)
FNB Corp.	3,185	(42,488)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 163

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Value

Camden Property Trust	584	$(44,828)
Sovran Self Storage, Inc.	435	(46,680)
Glacier Bancorp, Inc.	1,821	(48,311)
EastGroup Properties, Inc.	932	(51,829)
Webster Financial Corp.	1,474	(54,818)
Associated Banc-Corp.	3,256	(61,050)
Highwoods Properties, Inc.	1,464	(63,830)
Boston Properties, Inc.	526	(67,086)
Public Storage	314	(77,778)
Retail Opportunity Investments Corp.	4,752	(85,061)
Federal Realty Investment Trust	617	(90,143)
Valley National Bancorp	9,514	(93,713)
Cousins Properties, Inc.	9,944	(93,771)
Morgan Stanley	4,253	(135,288)
Total Financial		(1,485,549)

Total Common Stocks Sold Short
(Proceeds $4,509,945)		(4,574,490)
Total Securities Sold Short- (36.5)%
(Proceeds $4,509,945)		$(4,574,490)
Other Assets & Liabilities, net - 45.7%		5,730,507
Total Net Assets - 100.0%		$12,548,159

	Units	Unrealized Gain (Loss)

OTC EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Morgan Stanley February 2016 Alpha Opportunity Short Custom Basket Swap, Terminating 02/03/16[2] (Notional Value $8,285,391)	215,262	$34,711

OTC EQUITY INDEX SWAP AGREEMENTS††
Morgan Stanley February 2016 Alpha Opportunity Long Custom Basket Swap, Terminating 02/03/16[3] (Notional Value $8,051,071)	163,457	$(275,115)

	Shares

CUSTOM BASKET OF LONG SECURITIES[3]
First Solar, Inc.*	863	$14,629
Kroger Co.	2,664	13,952
Atlantic Tele-Network, Inc.	1,351	13,926
Travelers Companies, Inc.	881	9,604
IPG Photonics Corp.*	704	6,044
McKesson Corp.	410	5,986
Biogen, Inc.*	416	5,955
American Airlines Group, Inc.	1,768	5,795
Procter & Gamble Co.	1,119	5,647
Goodyear Tire & Rubber Co.	3,018	5,150
JPMorgan Chase & Co.	1,835	4,707
Everest Re Group Ltd.	741	4,423
Altria Group, Inc.	738	3,843
Cardinal Health, Inc.	967	3,361
Valero Energy Corp.	890	2,697
Alaska Air Group, Inc.	665	2,278
Amgen, Inc.	542	1,933
CMS Energy Corp.	1,566	1,931
ConAgra Foods, Inc.	1,642	1,622
Progressive Corp.	2,015	1,620
EMCOR Group, Inc.	993	1,554
WW Grainger, Inc.	329	1,333
General Mills, Inc.	1,470	1,131
Mallinckrodt plc*	887	1,015
SYNNEX Corp.	906	864
Consolidated Edison, Inc.	1,768	600
PG&E Corp.	704	315
Energizer Holdings, Inc.	1,570	(62)
CR Bard, Inc.	328	(76)
United Technologies Corp.	600	(181)
Delta Air Lines, Inc.	1,994	(344)
Merck & Company, Inc.	1,078	(391)
PepsiCo, Inc.	571	(732)
Telephone & Data Systems, Inc.	2,361	(777)
Hologic, Inc.*	1,481	(1,210)
Amsurg Corp. — Class A*	466	(1,321)
WR Berkley Corp.	1,375	(1,535)
Cisco Systems, Inc.	3,878	(1,675)
UnitedHealth Group, Inc.	1,183	(1,745)
Allstate Corp.	1,702	(1,747)
CSX Corp.	1,677	(1,946)
Xerox Corp.	9,738	(2,667)
Scripps Networks Interactive, Inc. — Class A	1,486	(2,840)
Target Corp.	900	(3,011)
QUALCOMM, Inc.	1,913	(3,267)
Schlumberger Ltd.	723	(3,317)
Citigroup, Inc.	1,273	(3,367)
Textron, Inc.	1,569	(4,370)
First American Financial Corp.	1,686	(4,534)
Teradata Corp.*	1,896	(4,608)
Corning, Inc.	7,924	(4,618)
Universal Health Services, Inc. — Class B	940	(4,763)

164 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Unrealized Gain (Loss)

Capital One Financial Corp.	760	$(5,111)
Dick’s Sporting Goods, Inc.	1,768	(5,152)
InterDigital, Inc.	1,595	(5,764)
DST Systems, Inc.	593	(6,068)
Southwest Airlines Co.	1,683	(6,405)
AGCO Corp.	1,603	(6,696)
National Oilwell Varco, Inc.	1,898	(6,846)
United Continental Holdings, Inc.*	1,904	(6,866)
ADT Corp.	1,875	(7,150)
Frontier Communications Corp.	17,553	(7,232)
Western Union Co.	5,830	(7,684)
Lincoln National Corp.	1,605	(8,430)
Best Buy Company, Inc.	1,816	(8,535)
Gilead Sciences, Inc.	1,619	(8,894)
Molina Healthcare, Inc.*	1,954	(9,084)
Eaton Corporation plc	665	(9,218)
Entergy Corp.	2,202	(9,850)
Principal Financial Group, Inc.	1,837	(10,742)
Hartford Financial Services Group, Inc.	3,475	(10,905)
GameStop Corp. — Class A	2,595	(12,000)
CenterPoint Energy, Inc.	4,690	(13,603)
Buckle, Inc.	1,280	(14,337)
CenturyLink, Inc.	5,112	(14,918)
Bed Bath & Beyond, Inc.*	1,362	(15,039)
WellCare Health Plans, Inc.*	1,357	(16,760)
Public Service Enterprise Group, Inc.	4,666	(18,607)
Cummins, Inc.	905	(21,645)
Seagate Technology plc	2,914	(27,079)
Archer-Daniels-Midland Co.	4,177	(45,618)
Total Custom Basket of Long Securities		(279,427)

CUSTOM BASKET OF SHORT SECURITIES[2]
Freeport-McMoRan, Inc.	(13,698)	65,869
JC Penney Company, Inc.*	(8,555)	23,614
Eagle Materials, Inc.	(708)	14,065
Devon Energy Corp.	(1,549)	13,038
WisdomTree Investments, Inc.	(3,217)	12,620
Cimarex Energy Co.	(492)	12,070
Harman International Industries, Inc.	(660)	10,940
Kansas City Southern	(1,398)	10,014
Anadarko Petroleum Corp.	(991)	8,662
FMC Corp.	(4,126)	8,334
Group 1 Automotive, Inc.	(739)	8,263
Navient Corp.	(4,311)	7,964
KBR, Inc.	(5,189)	7,742
Kate Spade & Co.*	(4,133)	7,496
Headwaters, Inc.*	(2,349)	7,455
Toll Brothers, Inc.*	(1,882)	7,411
CarMax, Inc.*	(1,294)	6,950
Ashland, Inc.	(1,324)	6,569
Yahoo!, Inc.*	(3,376)	6,540
Johnson Controls, Inc.	(1,507)	6,336
Newfield Exploration Co.*	(1,749)	6,054
B/E Aerospace, Inc.	(1,207)	5,947
Mercury General Corp.	(1,411)	5,895
Murphy Oil Corp.	(2,021)	5,458
PPG Industries, Inc.	(845)	5,129
Goldman Sachs Group, Inc.	(656)	4,942
Twenty-First Century Fox, Inc. — Class A	(1,273)	4,773
PulteGroup, Inc.	(3,274)	4,189
Air Products & Chemicals, Inc.	(408)	4,182
Carrizo Oil & Gas, Inc.*	(778)	4,164
South Jersey Industries, Inc.	(2,047)	3,926
Martin Marietta Materials, Inc.	(563)	3,867
CME Group, Inc. — Class A	(455)	3,801
Team, Inc.*	(656)	3,717
Corporate Office Properties Trust	(2,494)	3,225
Intersil Corp. — Class A	(3,338)	2,963
Sherwin-Williams Co.	(375)	2,876
Walt Disney Co.	(337)	2,875
Sealed Air Corp.	(1,040)	2,813
Wynn Resorts Ltd.	(1,054)	2,801
Occidental Petroleum Corp.	(1,024)	2,791
Alnylam Pharmaceuticals, Inc.*	(234)	2,728
Sempra Energy	(631)	2,541
Rayonier, Inc.	(3,050)	2,531
Kilroy Realty Corp.	(877)	2,238
Under Armour, Inc. — Class A*	(577)	2,176
Deere & Co.	(682)	1,855
Fifth Third Bancorp	(2,670)	1,842
BlackRock, Inc. — Class A	(104)	1,767
Tempur Sealy International, Inc.*	(498)	1,647
Lennar Corp. — Class A	(833)	1,518
VF Corp.	(691)	1,233
L Brands, Inc.	(441)	1,210
SEI Investments Co.	(689)	1,125
Yum! Brands, Inc.	(525)	1,084
Tractor Supply Co.	(591)	955
Alexander & Baldwin, Inc.	(2,431)	952
Intercontinental Exchange, Inc.	(219)	647
Woodward, Inc.	(742)	584
CBS Corp. — Class B	(768)	447
Tanger Factory Outlet Centers, Inc.	(1,411)	393
Taubman Centers, Inc.	(511)	390
Home Depot, Inc.	(324)	325
Edwards Lifesciences Corp.*	(474)	242
American Tower Corp. — Class A	(521)	218
Priceline Group, Inc.*	(29)	184
Newell Rubbermaid, Inc.	(1,390)	172
Netflix, Inc.*	(712)	37
HCP, Inc.	(1,959)	1
Huntington Bancshares, Inc.	(5,952)	(42)
Ross Stores, Inc.	(699)	(330)
Mack-Cali Realty Corp.	(1,604)	(330)
Duke Realty Corp.	(3,229)	(428)
Insulet Corp.*	(503)	(464)
MSCI, Inc. — Class A	(526)	(486)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 165

SCHEDULE OF INVESTMENTS (continued)	December 31, 2015
SERIES Z (ALPHA OPPORTUNITY SERIES)

	Shares	Unrealized Gain (Loss)

Loews Corp.	(1,616)	$(531)
AutoNation, Inc.*	(873)	(549)
McGraw Hill Financial, Inc.	(422)	(565)
Abaxis, Inc.	(457)	(711)
U.S. Bancorp	(1,109)	(720)
Balchem Corp.	(972)	(826)
Dominion Resources, Inc.	(646)	(988)
Simon Property Group, Inc.	(201)	(1,079)
Core-Mark Holding Company, Inc.	(664)	(1,105)
Tangoe, Inc.*	(5,589)	(1,137)
Dunkin’ Brands Group, Inc.	(900)	(1,252)
American Campus Communities, Inc.	(1,890)	(1,352)
General Electric Co.	(1,498)	(1,419)
Hanesbrands, Inc.	(3,008)	(1,429)
E*TRADE Financial Corp.*	(1,683)	(1,486)
Veeva Systems, Inc. — Class A*	(909)	(1,604)
Akorn, Inc.*	(708)	(1,608)
UDR, Inc.	(1,819)	(1,778)
AvalonBay Communities, Inc.	(337)	(1,799)
Equity Residential	(763)	(2,102)
BB&T Corp.	(2,084)	(2,226)
Crown Castle International Corp.	(807)	(2,272)
Varonis Systems, Inc.*	(1,112)	(2,333)
General Growth Properties, Inc.	(2,047)	(2,427)
SunTrust Banks, Inc.	(1,354)	(2,503)
SL Green Realty Corp.	(1,220)	(2,574)
Douglas Emmett, Inc.	(2,036)	(2,900)
Acceleron Pharma, Inc.*	(438)	(3,038)
Kite Realty Group Trust	(3,157)	(3,192)
McDonald’s Corp.	(474)	(3,193)
Semtech Corp.*	(2,665)	(3,199)
People’s United Financial, Inc.	(3,881)	(3,235)
Education Realty Trust, Inc.	(1,399)	(3,303)
Welltower, Inc.	(910)	(3,329)
Intuit, Inc.	(683)	(3,642)
Vornado Realty Trust	(586)	(3,725)
EI du Pont de Nemours & Co.	(1,612)	(3,818)
Vulcan Materials Co.	(1,373)	(3,900)
Mattel, Inc.	(1,636)	(4,076)
Essex Property Trust, Inc.	(366)	(4,265)
Regency Centers Corp.	(574)	(4,662)
PTC Therapeutics, Inc.*	(902)	(4,959)
Pacira Pharmaceuticals, Inc.*	(391)	(5,019)
Genomic Health, Inc.*	(856)	(5,059)
Prologis, Inc.	(1,201)	(5,626)
Illumina, Inc.*	(350)	(5,882)
National Retail Properties, Inc.	(1,398)	(6,181)
Equity One, Inc.	(2,649)	(6,344)
Relypsa, Inc.*	(1,115)	(6,650)
Realty Income Corp.	(1,262)	(6,715)
Bristol-Myers Squibb Co.	(807)	(6,977)
Itron, Inc.*	(1,058)	(7,046)
Healthcare Realty Trust, Inc.	(2,083)	(7,223)
International Flavors & Fragrances, Inc.	(715)	(7,292)
Royal Caribbean Cruises Ltd.	(763)	(8,888)
Extra Space Storage, Inc.	(827)	(9,066)
Carnival Corp.	(1,848)	(9,588)
Signature Bank*	(504)	(9,743)
Bank of the Ozarks, Inc.	(910)	(11,906)
TripAdvisor, Inc.*	(870)	(13,588)
Aerovironment, Inc.*	(2,156)	(13,923)
Albemarle Corp.	(2,203)	(16,610)
Autodesk, Inc.*	(1,235)	(19,656)
DreamWorks Animation SKG, Inc. — Class A*	(7,081)	(32,410)
Total Custom Basket of Short Securities		49,099

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is pledged as short security collateral at December 31, 2015
[2]	Total Return is based on the return of short basket of securities +/- financing at a variable rate.
[3]	Total Return is based on the return of long basket of securities +/- financing at a variable rate.
[4]	Rate indicated is the 7 day yield as of December 31, 2015.
plc — Public Limited Company

See Sector Classification in Other Information section.

166 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2015
SERIES Z (ALPHA OPPORTUNITY SERIES)

The following table summarizes the inputs used to value the Fund’s investments at December 31, 2015 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$11,041,024	$—	$—	$—	$11,041,024
Equity Index Swap Agreements	—	—	34,711	—	34,711
Short Term Investments	351,118	—	—	—	351,118
Total	$11,392,142	$—	$34,711	$—	$11,426,853

Investments in Securities (Liabilities)	Level 1	Level 2	Level 2 - Other*	Level 3	Total
Common Stocks	$4,574,490	$—	$—	$—	$4,574,490
Equity Index Swap Agreements	—	—	275,115	—	275,115
Total	$4,574,490	$—	$275,115	$—	$4,849,605

*	Other financial instruments include swaps, which are reported as unrealized gain/loss at period end.

For the year ended December 31, 2015, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 167

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2015

Assets:
Investments, at value (cost $11,946,127)	$11,392,142
Segregated cash with broker	5,978,048
Unrealized appreciation on swap agreements	34,711
Receivables:
Securities sold	16,643
Dividends	12,370
Investment Adviser	8,919
Swap settlement	4,479
Total assets	17,447,312

Liabilities:
Securities sold short, at value (proceeds $4,509,945)	4,574,490
Unrealized depreciation on swap agreements	275,115
Overdraft due to custodian bank	2
Payable for:
Transfer agent/maintenance fees	4,239
Fund shares redeemed	1,369
Trustees’ fees*	1,187
Fund accounting/administration fees	1,028
Miscellaneous	41,723
Total liabilities	4,899,153
Commitments and contingent liabilities (Note 16)	—
Net assets	$12,548,159

Net assets consist of:
Paid in capital	$14,928,181
Undistributed net investment income	240,404
Accumulated net realized loss on investments	(1,761,492)
Net unrealized depreciation on investments	(858,934)
Net assets	$12,548,159
Capital shares outstanding	756,591
Net asset value per share	$16.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2015

Investment Income:
Dividends (net of foreign withholding tax of $32)	$199,820
Interest	26
Total investment income	199,846

Expenses:
Management fees	174,340
Transfer agent/maintenance fees	25,111
Fund accounting/administration fees	13,882
Short sales dividend expense	115,938
Legal fees	56,082
Professional fees	39,379
Prime broker interest expense	38,729
Custodian fees	6,392
Trustees’ fees*	1,398
Tax expense	1
Miscellaneous	23,049
Total expenses	494,301
Less:
Expenses waived by Adviser	(11,875)
Net expenses	482,426
Net investment loss	(282,580)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	432,617
Swap agreements	(162,194)
Futures contracts	62,412
Securities sold short	318,212
Net realized gain	651,047
Net change in unrealized appreciation (depreciation) on:
Investments	(452,729)
Securities sold short	(64,545)
Swap agreements	(390,411)
Futures contracts	(117,204)
Net change in unrealized appreciation (depreciation)	(1,024,889)
Net realized and unrealized loss	(373,842)
Net decrease in net assets resulting from operations	$(656,422)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

168 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SERIES Z (ALPHA OPPORTUNITY SERIES)

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2015	Year Ended December 31, 2014
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(282,580)	$(262,364)
Net realized gain on investments	651,047	5,729,009
Net change in unrealized appreciation (depreciation) on investments	(1,024,889)	(4,064,168)
Net increase (decrease) in net assets resulting from operations	(656,422)	1,402,477

Distributions to shareholders from:
Net realized gains	(4,910,631)	—
Total distributions to shareholders	(4,910,631)	—

Capital share transactions:
Proceeds from sale of shares	1,135,619	—
Distributions reinvested	4,910,631	—
Cost of shares redeemed	(3,542,147)	(2,498,489)
Net increase (decrease) from capital share transactions	2,504,103	(2,498,489)
Net decrease in net assets	(3,062,950)	(1,096,012)

Net assets:
Beginning of year	15,611,109	16,707,121
End of year	$12,548,159	$15,611,109
Undistributed net investment income at end of year	$240,404	$—

Capital share activity:
Shares sold	57,194	—
Shares issued from reinvestment of distributions	291,605	—
Shares redeemed	(163,462)	(97,148)
Net increase (decrease) in shares	185,337	(97,148)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 169

SERIES Z (ALPHA OPPORTUNITY SERIES)

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
Per Share Data
Net asset value, beginning of period	$27.33	$25.00	$19.55	$17.24	$16.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.43)	(.43)	(.15)	(.08)	(.12)
Net gain (loss) on investments (realized and unrealized)	(.69)	2.76	5.60	2.36	.38
Payments by affiliates	—	—	—	.03 [b]	—
Total from investment operations	(1.12)	2.33	5.45	2.31	.26
Less distributions from:
Net realized gains	(9.62)	—	—	—	—
Total distributions	(9.62)	—	—	—	—
Net asset value, end of period	$16.59	$27.33	$25.00	$19.55	$17.24

Total Return[c]	(4.69%)	9.36%	27.83%	13.40%[b]	1.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,548	$15,611	$16,707	$15,571	$17,161
Ratios to average net assets:
Net investment income (loss)	(2.03%)	(1.65%)	(0.69%)	(0.41%)	(0.66%)
Total expenses	3.54%	2.71%	3.03%	2.22%	2.29%
Net expenses[d,e]	3.46%	2.33%	2.44%	2.22%	2.29%
Portfolio turnover rate	446%	—	548%	720%	730%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]

For the year ended December 31, 2012, 0.17% of the Series total return consisted of a voluntary reimbursement by the Adviser for losses incurred during fund trading. Excluding this item, total return would have been 13.23% for the Series.

[c]

Total return does not take into account any of the expenses associated with an investment in variable insurance products. If total return had taken into account these expenses, performance would have been lower. Shares of a series of Guggenheim Variable Funds Trust are available only through the purchase of such products.

[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding those amounts, the operating expense ratios for the periods presented would be:

12/31/15	12/3/14	12/31/13	12/31/12	12/31/11
2.35%	2.32%	2.35%	2.06%	2.21%

170 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately. At December 31, 2015, the Trust consisted of sixteen funds.

This report covers the Series A (StylePlus—Large Core Series), Series B (Large Cap Value Series), Series C (Money Market Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (StylePlus—Mid Growth Series), Series M (Macro Opportunities Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (Mid Cap Value Series), Series X (StylePlus—Small Growth Series), Series Y (StylePlus—Large Growth Series) and Series Z (Alpha Opportunity Series) (the “Funds”), each a non-diversified investment company.

Guggenheim Investments (“GI”) provides advisory services, and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI, RFS and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of Series M (Macro Opportunities Series) includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for this Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

A summary of the Fund’s investment in its Subsidiary is as follows:

Fund	Commencement Date of Subsidiary	Subsidiary Net Assets at December 31, 2015	% of Net Assets of the Fund at December 31, 2015
Series M (Macro Opportunities Series)	01/08/15	$61,945	0.2%

Significant Accounting Policies

The Funds operate as investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

A. The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Shares. In addition, the Board of Trustees has authorized the Valuation Committee and GI to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sales price.

U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of OTC swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the last quoted value of the index that the swap pertains to at the close of the NYSE. The swap’s value is then adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

172 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The value of interest rate swap agreements entered into by a Fund are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the forward foreign currency contract is closed. When the forward foreign currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

B. Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

C. Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2015.

D. The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Funds on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

E. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

F. Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

G. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

H. Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

I. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

J. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a fund will automatically be reinvested without charge in additional shares of the same fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

K. Expenses directly attributable to a Fund are charged directly to the Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

L. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended December 31, 2015, there were no earnings credits received.

M. The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

N. The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange

174 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

O. Under the Funds’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations. The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a quarterly basis:

Fund	Use	Average Number of Contracts
Series E (Total Return Bond Series)	Duration, Hedge	1,006
Series M (Macro Opportunities Series)	Duration, Hedge, Index Exposure	368

Fund	Use	Average Notional*
Series M (Macro Opportunities Series)	Hedge	6,269,118

*	Average Notional relates to currency options.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following tables represent the Funds’ use and activity of options written for the year ended December 31, 2015:

Fund	Use
Series E (Total Return Bond Series)	Duration, Hedge
Series M (Macro Opportunities Series)	Duration, Hedge, Index Exposure

Written Call Options	Series E (Total Return Bond Series)		Series M (Macro Opportunities Series)
	Number of Contracts	Premium Amount	Number of Contracts	Premium Amount
Balance at December 31, 2014	—	$—	—	$—
Options Written	2,810	196,572	982	82,305
Options terminated in closing purchase transactions	—	—	—	—
Options expired	(2,810)	(196,572)	(889)	(61,008)
Options exercised	—	—	—	—
Balance at December 31, 2015	—	$—	93	$21,297

Written Put Options	Series M (Macro Opportunities Series)
	Number of Contracts	Premium Amount
Balance at December 31, 2014	—	$—
Options Written	46	65,976
Options terminated in closing purchase transactions	(32)	(55,694)
Options expired	(14)	(10,282)
Options exercised	—	—
Balance at December 31, 2015	—	$—

176 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Funds use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures for the year ended December 31, 2015:

		Average Notional
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index Exposure	$1,016,656	$—
Series J (StylePlus—Mid Growth Series)	Index Exposure	1,374,903	—
Series N (Managed Asset Allocation Series)	Index Exposure, Speculation	23,878,694	703,714
Series X (StylePlus—Small Growth Series)	Index Exposure	857,753	—
Series Y (StylePlus—Large Growth Series)	Index Exposure	1,136,793	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing. Central clearing generally reduces counterparty credit risk and increases liquidity, but central clearing does not make swap transactions risk-free. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Series A (StylePlus—Large Core Series)	Index Exposure	$187,434,558	$—
Series J (StylePlus—Mid Growth Series)	Index Exposure	131,575,960	—
Series M (Macro Opportunities Series)	Index Exposure, Speculation	1,848,786	93,488
Series X (StylePlus—Small Growth Series)	Index Exposure	30,682,402	—
Series Y (StylePlus—Large Growth Series)	Index Exposure	30,621,847	—
Series Z (Alpha Opportunity Series)	Hedge, Leverage	7,057,660	6,755,318

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Interest rate swaps involve the exchange by the Funds with another party for its respective commitment to pay or receive interest on a notional amount of principal. Interest rate swaps are generally valued using the closing price from the prior day, subject to an adjustment for the current day’s spreads. Interest rate swaps are generally subject to mandatory central clearing, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Series M (Macro Opportunities Series)	Duration, Hedge	$2,833,750	$6,879,166

Currency swaps enable the Fund to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Fund may be at risk due to the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of currency swaps on a quarterly basis:

		Average Notional
Fund	Use	Long	Short
Series M (Macro Opportunities Series)	Hedge	$754,250	$—

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of forward foreign currency exchange contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use and volume of forward currency exchange contracts on a quarterly basis:

		Average Settlement
Fund	Use	Purchased	Sold
Series M (Macro Opportunities Series)	Hedge, Speculation	$747,919	$72,554
Series P (High Yield Series)	Hedge	6,349,080	92,059

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of December 31, 2015:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Equity/Currency/Commodity contracts	Investments, at value	Options written, at value

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The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at December 31, 2015:

Asset Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Swaps Currency Contracts	Swaps Interest Rate Contracts	Currency Options Purchased	Equity Options Purchased	Commodity Options Purchased	Forward Foreign Currency Exchange Contracts	Total Value at December 31, 2015
Series M (Macro Opportunities Series)	$—	$—	$—	$10,243	$3,238	$47,611	$30,550	$12,927	$9,277	$113,846
Series N (Managed Asset Allocation Series)	17,969	—	733	—	—	—	—	—	—	18,702
Series P (High Yield Series)	—	—	—	—	—	—	—	—	30,426	30,426
Series X (StylePlus—Small Growth Series)	22,806	—	—	—	—	—	—	—	—	22,806
Series Y (StylePlus—Large Growth Series)	15,047	—	—	—	—	—	—	—	—	15,047
Series Z (Alpha Opportunity Series)	—	34,711	—	—	—	—	—	—	—	34,711

Liability Derivative Investments Value
Fund	Futures Equity Contracts*	Swaps Equity Contracts	Futures Currency Contracts*	Futures Interest Rate Contracts*	Swaps Interest Rate Contracts	Commodity Options Written	Forward Foreign Currency Exchange Contracts	Total Value at December 31, 2015
Series A (StylePlus—Large Core Series)	$4,381	$2,983,652	$—	$—	$—	$—	$—	$2,988,033
Series J (StylePlus—Mid Growth Series)	8,346	2,767,326	—	—	—	—	—	2,775,672
Series M (Macro Opportunities Series)	—	270,719	—	—	25,264	3,999	—	299,982
Series N (Managed Asset Allocation Series)	26,020	—	13,730	32,201	—	—	—	71,951
Series P (High Yield Series)	—	—	—	—	—	—	3,812	3,812
Series X (StylePlus—Small Growth Series)	—	1,499,935	—	—	—	—	—	1,499,935
Series Y (StylePlus—Large Growth Series)	435	553,175	—	—	—	—	—	553,610
Series Z (Alpha Opportunity Series)	—	275,115	—	—	—	—	—	275,115

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended December 31, 2015:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity/Currency/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Currency/Commodity contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Equity/Currency/Interest Rate contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended December 31, 2015:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Futures Interest Rate Contracts	Swaps Interest Rate Contracts	Currency Options Purchased	Equity Options Purchased	Equity Options Written	Forward Foreign Currency Exchange Contracts	Total
Series A (StylePlus—Large Core Series)	$16,027	$5,883,820	$—	$—	$—	$—	$—	$4,606	$—	$—	$5,904,453
Series E (Total Return Bond Series)	—	—	—	—	—	—	—	(457,050)	196,572	—	(260,478)
Series J (StylePlus—Mid Growth Series)	151,954	3,605,296	—	—	—	—	—	—	—	—	3,757,250
Series M (Macro Opportunities Series)	—	124,412	—	55,503	—	2,603	(34,418)	(200,962)	81,774	212,440	241,352
Series N (Managed Asset Allocation Series)	87,149	—	4,905	—	192,057	—	—	—	—	—	284,111
Series P (High Yield Series)	—	—	—	—	—	—	—	—	—	845,672	845,672
Series X (StylePlus—Small Growth Series)	(119,956)	2,745,220	—	—	—	—	—	—	—	—	2,625,264
Series Y (StylePlus—Large Growth Series)	17,809	2,098,760	—	—	—	—	—	—	—	—	2,116,569
Series Z (Alpha Opportunity Series)	62,412	(162,194)	—	—	—	—	—	—	—	—	(99,782)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Contracts	Swaps Equity Contracts	Futures Currency Contracts	Swaps Currency Contracts	Futures Interest Rate Contracts	Swaps Interest Rate Contracts	Currency Options Purchased	Equity Options Purchased	Commodity Options Purchased	Commodity Options Written	Forward Foreign Currency Exchange Contracts	Total
Series A (StylePlus—Large Core Series)	$4,151	$(3,637,907)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(3,633,756)
Series J (StylePlus—Mid Growth Series)	(8,346)	(4,074,805)	—	—	—	—	—	—	—	—	—	(4,083,151)
Series M (Macro Opportunities Series)	—	(519,535)	—	(3,995)	—	22,682	(17,448)	(9,986)	(41,943)	17,298	(140,638)	(693,565)
Series N (Managed Asset Allocation Series)	(51,313)	—	(27,386)	—	(55,466)	—	—	—	—	—	—	(134,165)
Series P (High Yield Series)	—	—	—	—	—	—	—	—	—	—	(108,012)	(108,012)
Series X (StylePlus—Small Growth Series)	22,029	(2,872,500)	—	—	—	—	—	—	—	—	—	(2,850,471)
Series Y (StylePlus—Large Growth Series)	24,977	(539,632)	—	—	—	—	—	—	—	—	—	(514,655)
Series Z (Alpha Opportunity Series)	(117,204)	(390,411)	—	—	—	—	—	—	—	—	—	(507,615)

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or the repurchase agreements allocated to each Fund.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at their annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.75%
Series B (Large Cap Value Series)	0.65%
Series C (Money Market Series)	0.50%
Series D (World Equity Income Series)	0.70%
Series E (Total Return Bond Series)	0.50%
Series F (Floating Rate Strategies Series)	0.65%
Series J (StylePlus—Mid Growth Series)	0.75%
Series M (Macro Opportunities Series)	0.89%
Series N (Managed Asset Allocation Series)	0.65%
Series O (All Cap Value Series)	0.70%
Series P (High Yield Series)	0.60%
Series Q (Small Cap Value Series)	0.95%
Series V (Mid Cap Value Series)	0.75%
Series X (StylePlus—Small Growth Series)	0.85%
Series Y (StylePlus—Large Growth Series)	0.75%
Series Z (Alpha Opportunity Series)	1.25%

RFS is paid the following for providing transfer agent services to the Funds:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund†	$25,000
Certain out-of-pocket charges	Varies

†	Not subject to Funds during first twelve months of operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

RFS also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, RFS receives the following:

Fund	Fund Accounting/ Administrative Fees (as a % of Net Assets)
Series A (StylePlus—Large Core Series)	0.095%
Series B (Large Cap Value Series)	0.095%
Series C (Money Market Series)	0.095%
Series D (World Equity Income Series)	greater of 0.150% or $60,000
Series E (Total Return Bond Series)	0.095%
Series F (Floating Rate Strategies Series)	0.095%
Series J (StylePlus—Mid Growth Series)	0.095%
Series M (Macro Opportunities Series)	0.095%
Series N (Managed Asset Allocation Series)	greater of 0.150% or $60,000
Series O (All Cap Value Series)	0.095%
Series P (High Yield Series)	0.095%
Series Q (Small Cap Value Series)	0.095%
Series V (Mid Cap Value Series)	0.095%
Series X (StylePlus—Small Growth Series)	0.095%
Series Y (StylePlus—Large Growth Series)	0.095%
Series Z (Alpha Opportunity Series)	0.095%*

Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

*	Fee was reduced from 0.150% to 0.095% effective 01/26/15.

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series M (Macro Opportunities Series) and Series P (High Yield Series) have adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act that allows those Funds to pay distribution and shareholder services fees to GFD. The Funds will pay distribution and shareholder services fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD may, in turn, pay all or a portion of the proceeds from the distribution and shareholder services fees to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide on behalf of the Funds to current and prospective variable contract owners and qualified plan participants that invest in the Funds through the intermediaries.

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The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for the Funds, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

Fund	Limit	Effective Date	Contract End Date
Series C (Money Market Series)	0.50%	08/22/12	05/01/17
Series E (Total Return Bond Series)	0.81%	11/30/12	05/01/17
Series F (Floating Rate Strategies Series)	1.15%	04/22/13	05/01/17
Series M (Macro Opportunities Series)	1.45%	04/22/13	05/01/17
Series O (All Cap Value Series)	1.00%	11/30/12	05/01/17
Series P (High Yield Series)	1.07%	10/20/14	05/01/17
Series Z (Alpha Opportunity Series)	2.35%	11/30/12	05/01/17

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At December 31, 2015, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

Fund	Expires 2016	Expires 2017	Expires 2018	Total
Series C (Money Market Series)	$54,066	$179,834	$151,437	$385,337
Series E (Total Return Bond Series)	208,040	189,173	220,171	617,384
Series F (Floating Rate Strategies Series)	48,535	36,089	52,144	136,768
Series M (Macro Opportunities Series)	55,226	46,763	59,856	161,845
Series O (All Cap Value Series)	—	3,380	375	3,755
Series P (High Yield Series)	—	14,814	30,918	45,732
Series Z (Alpha Opportunity Series)	98,175	59,680	11,875	169,730

For the year ended December 31, 2015, no amounts were recouped by GI.

If a Fund invests in an affiliated fund, the investing Fund’s Adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended December 31, 2015, the following Funds waived advisory fees related to investments in affiliated funds.

Fund	Amount
Series E (Total Return Bond Series)	$33,252
Series M (Macro Opportunities Series)	50,090

Certain trustees and officers of the Trust are also officers of GI, RFS and GFD.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

At December 31, 2015, GI and its affiliates owned over twenty percent of the outstanding owned shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
Series A (StylePlus—Large Core Series)	100%
Series B (Large Cap Value Series)	100%
Series C (Money Market Series)	100%
Series D (World Equity Income Series)	99%
Series E (Total Return Bond Series)	75%
Series F (Floating Rate Strategies Series)	38%
Series J (StylePlus—Mid Growth Series)	99%
Series M (Macro Opportunities Series)	86%
Series N (Managed Asset Allocation Series)	99%
Series O (All Cap Value Series)	99%
Series P (High Yield Series)	98%
Series Q (Small Cap Value Series)	95%
Series V (Mid Cap Value Series)	98%
Series X (StylePlus-Small Growth Series)	98%
Series Y (StylePlus—Large Growth Series)	96%
Series Z (Alpha Opportunity Series)	100%

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Fund	Category and Subcategory	Ending Balance at 12/31/15	Valuation Technique	Unobservable Inputs
Series E (Total Return Bond Series)	Corporate Bonds	$1,242,187	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote
		727,056	Monthly Model Priced	Purchase Price
	Total Corporate Bonds	1,969,243
	Preferred Stock	643,284	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote
	Collateralized Mortgage Obligations	237,977	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote

Series F (Floating Rate Strategies Series)	Senior Floating Rate Interests	704,352	Monthly Model Priced	Purchase Price

Series M (Macro Opportunities Series)	Corporate Bonds	202,395	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote
	Options Purchased	47,611	Monthly Model Priced	Purchase Price

Series P (High Yield Series)	Senior Floating Rate Interests	4,071,121	Monthly Model Priced	Purchase Price
	Corporate Bonds	1,118,119	Monthly Model Priced	Purchase Price
		593,369	Monthly Model Priced	Average Comparative Yield*
		393,594	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote
	Total Corporate Bonds	2,105,082
	Common Stocks	108	Monthly Model Priced	Purchase Price

*	Average comparative yields used ranged from 19.98%–33.97%.

Significant changes in an indicative quote or valuation multiple would generally result in significant changes in the fair value of the security.

Any remaining Level 3 securities held by the Funds and excluded from the tables above, were not considered material to the Funds.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2015:

LEVEL 3 – Fair value measurement using significant unobservable inputs

	Collateralized Mortgage Obligations	Preferred Stocks	Corporate Bonds	Total
Series E (Total Return Bond Series)
Assets:
Beginning Balance	$1,234,897	$666,000	$1,995,917	$3,896,814
Purchases	—	—	507,844	507,844
Sales, maturities and paydowns	(3,303)	—	(1,201,570)	(1,204,873)
Total realized gains or losses included in earnings	—	—	(4,680)	(4,680)
Total change in unrealized gains or losses and amortization included in earnings	(14,717)	(22,716)	(49,510)	(86,943)
Transfers into Level 3	—	—	711,882	711,882
Transfers out of Level 3	(978,900)	—	—	(978,900)
Ending Balance	$237,977	$643,284	$1,969,243	$2,850,504
Net Change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015	$(15,028)	$(22,716)	$(19,450)	$(57,195)

	Senior Floating Rate Interests	Total
Series F (Floating Rate Strategies Series)
Assets:
Beginning Balance	$798,535	$798,535
Purchases	533	533
Sales, maturities and paydowns	(97,210)	(97,210)
Total realized gains or losses included in earnings	—	—
Total change in unrealized gains or losses included in earnings	2,494	2,494
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending Balance	$704,352	$704,352
Net Change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015	$(1,600)	$(1,600)

	Options Purchased	Corporate Bonds	Total
Series M (Macro Opportunities Series)
Assets:
Beginning Balance	$—	$203,790	$203,790
Purchases	65,059	—	65,059
Sales, maturities and paydowns	—	—	—
Total realized gains or losses included in earnings	—	—	—
Total change in unrealized gains or losses included in earnings	(17,448)	(1,395)	(18,843)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending Balance	$47,611	$202,395	$250,006
Net Change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015	$(17,448)	$(1,395)	$(18,843)

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	Senior Floating Rate Interests	Common Stocks	Corporate Bonds	Total
Series P (High Yield Series)
Assets:
Beginning Balance	$4,010,844	$54	$1,510,515	$5,521,413
Purchases	1,192,216	—	1,148,508	2,340,724
Sales, maturities and paydowns	(640,551)	—	(16,250)	(656,801)
Total realized gains or losses included in earnings	(64,816)	—	—	(64,816)
Total change in unrealized gains or losses and amortization included in earnings	(87,921)	(34,761)	(537,691)	(660,373)
Transfers into Level 3	—	34,815	—	34,815
Transfers out of Level 3	(338,651)	—	—	(338,651)
Ending Balance	$4,071,121	$108	$2,105,082	$6,176,311
Net Change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2015	$(169,394)	$(34,761)	$(552,384)	$(756,539)

5. Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series M (Macro Opportunities Series)	Forward foreign currency exchange contracts	$9,277	$—	$9,277	$9,277	$—	$—
Option contracts		91,088	—	91,088	38,478	—	52,610
Swap agreements		10,243	—	10,243	10,243	—	—
Series P (High Yield Series)	Forward foreign currency exchange contracts	30,426	—	30,426	3,812	—	26,614
Series Z (Alpha Opportunity Series)	Swap equity contracts	34,711	—	34,711	34,711	—	—

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series A (StylePlus—Large Core Series)	Swap equity contracts	$2,983,652	$—	$2,983,652	$—	$2,456,308	$527,344
Series J (StylePlus—Mid Growth Series)	Swap equity contracts	2,767,326	—	2,767,326	—	975,000	1,792,326
Series M (Macro Opportunities Series)	Option contracts	3,999	—	3,999	3,999	—	—
Swap agreements		282,078	—	282,078	44,722	237,356	—
Series P (High Yield Series)	Forward foreign currency exchange contracts	3,812	—	3,812	3,812	—	—
Series X (StylePlus—Small Growth Series)	Swap equity contracts	1,499,935	—	1,499,935	—	1,250,000	249,935
Series Y (StylePlus—Large Growth Series)	Swap equity contracts	553,175	—	553,175	—	25,000	528,175
Series Z (Alpha Opportunity Series)	Swap equity contracts	275,115	—	275,115	34,711	240,404	—

[1]	Exchange-traded futures and centrally cleared swap agreements are excluded from these reported amounts.

6. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

188 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended December 31, 2015, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Series A (StylePlus—Large Core Series)	$8,855,698
Series B (Large Cap Value Series)	10,999,919
Series C (Money Market Series)	76
Series E (Total Return Bond Series)	3,884
Series J (StylePlus—Mid Growth Series)	5,795,514
Series N (Managed Asset Allocation Series)	87,638
Series O (All Cap Value Series)	3,643,659
Series X (StylePlus—Small Growth Series)	1,455,499
Series Y (StylePlus—Large Growth Series)	1,598,274
Series Z (Alpha Opportunity Series)	780,736

The tax character of distributions paid during the year ended December 31, 2015 are as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Series A (StylePlus—Large Core Series)	$20,903,046	$2,317,549	$23,220,595
Series B (Large Cap Value Series)	2,928,952	37,933,710	40,862,662
Series C (Money Market Series)	—	—	—
Series D (World Equity Income Series)	5,474,029	—	5,474,029
Series E (Total Return Bond Series)	2,550,797	—	2,550,797
Series F (Floating Rate Strategies Series)	1,637,353	30,834	1,668,187
Series J (StylePlus—Mid Growth Series)	12,182,643	950,341	13,132,984
Series M (Macro Opportunities Series)	1,074,342	—	1,074,342
Series N (Managed Asset Allocation Series)	538,173	—	538,173
Series O (All Cap Value Series)	1,281,376	16,826,249	18,107,625
Series P (High Yield Series)	8,426,705	1,226,164	9,652,869
Series Q (Small Cap Value Series)	176,778	18,343,396	18,520,174
Series V (Mid Cap Value Series)	2,218,484	37,389,651	39,608,135
Series X (StylePlus—Small Growth Series)	304,934	109,624	414,558
Series Y (StylePlus—Large Growth Series)	2,811,784	257,395	3,069,179
Series Z (Alpha Opportunity Series)	—	4,910,631	4,910,631

The tax character of distributions paid during the year ended December 31, 2014 are as follows:

Fund	Ordinary Income	Total Distributions
Series D (World Equity Income Series)	$7,072	$7,072
Series O (All Cap Value Series)	1,285	1,285
Series Q (Small Cap Value Series)	12,486	12,486
Series V (Mid Cap Value Series)	7,631	7,631

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 189

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at December 31, 2015 are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforward	Other Temporary Differences
Series A (StylePlus—Large Core Series)*	$1,895,539	$2,234,605	$(3,278,233)	$(17,504,622)	$—
Series B (Large Cap Value Series)*	4,162,931	3,230,690	23,788,921	(13,375,734)	—
Series C (Money Market Series)	—	—	910	(75)	—
Series D (World Equity Income Series)*	4,923,555	—	(2,321,718)	(54,590,290)	—
Series E (Total Return Bond Series)*	5,293,814	—	(3,614,814)	(7,576,212)	—
Series F (Floating Rate Strategies Series)	2,003,594	66,528	(2,117,579)	—	—
Series J (StylePlus—Mid Growth Series)*	1,027,576	862,235	(3,901,170)	(14,308,272)	—
Series M (Macro Opportunities Series)	1,079,420	—	(1,032,128)	(102,323)	30,685
Series N (Managed Asset Allocation Series)	633,385	1,011,391	6,181,779	—	—
Series O (All Cap Value Series)	1,852,041	4,603,637	10,951,370	—	—
Series P (High Yield Series)	6,102,500	—	(11,709,868)	(278,171)	—
Series Q (Small Cap Value Series)	206,735	7,760,874	1,000,767	—	—
Series V (Mid Cap Value Series)	2,290,202	21,474,097	(898,873)	—	—
Series X (StylePlus—Small Growth Series)*	1,664,035	309,582	(2,049,590)	(2,910,997)	—
Series Y (StylePlus—Large Growth Series)*	1,069,061	528,876	(510,738)	(3,196,549)	—
Series Z (Alpha Opportunity Series)	—	—	(818,549)	(1,561,473)	—

For Federal income tax purposes capital loss carryforwards represent realized losses that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010 such capital losses may be carried forward for a maximum of eight years. Pursuant to the RIC Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 without expiration and retain their short and/or long-term character. However, post-enactment losses must be utilized prior to pre-enactment capital loss carryforwards. As a result of this ordering rule pre-enactment carryforwards are more likely to expire unused. As of December 31, 2015 capital loss carryforwards for the Funds were as follows:

				Unlimited
Fund	Expires in 2016	Expires in 2017	Expires in 2018	Short-Term	Long-Term	Total Capital Loss Carryforward
Series A (StylePlus—Large Core Series)	$—	$(17,504,622)	$—	$—	$—	$(17,504,622	)*
Series B (Large Cap Value Series)	—	(13,375,734)	—	—	—	(13,375,734	)*
Series C (Money Market Series)	—	—	—	—	(75)	(75)
Series D (World Equity Income Series)	(37,118,185)	(15,850,751)	—	(1,621,354)	—	(54,590,290	)*
Series E (Total Return Bond Series)	—	(7,216,056)	(360,156)	—	—	(7,576,212	)*
Series J (StylePlus—Mid Growth Series)	(2,293,354)	(12,014,918)	—	—	—	(14,308,272	)*
Series M (Macro Opportunities Series)	—	—	—	—	(102,323)	(102,323)
Series P (High Yield Series)	—	—	—	—	(278,171)	(278,171)
Series X (StylePlus—Small Growth Series)	(1,455,498)	(1,455,499)	—	—	—	(2,910,997	)*
Series Y (StylePlus—Large Growth Series)	(1,598,275)	(1,598,274)	—	—	—	(3,196,549	)*
Series Z (Alpha Opportunity Series)	(1,561,473)	—	—	—	—	(1,561,473	)*

*

In accordance with section 382 of the Internal revenue Code a portion of certain Fund losses are subject to an annual limitation. Note, this annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, mark-to-market of passive foreign investment companies, foreign currency gains and losses, paydown gains and losses, Real Estate Investment Trusts, return of capital distributions, swaps and net operating losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV.

190 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

Fund	Paid In Capital	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
Series A (StylePlus—Large Core Series)	$—	$(8,278)	$8,278
Series B (Large Cap Value Series)	(1)	(20,174)	20,175
Series C (Money Market Series)	(218,891)	218,896	(5)
Series D (World Equity Income Series)	—	(22,396)	22,396
Series E (Total Return Bond Series)	(1)	34,271	(34,270)
Series F (Floating Rate Strategies Series)	—	21,166	(21,166)
Series J (StylePlus—Mid Growth Series)	—	6,728	(6,728)
Series M (Macro Opportunities Series)	(47,982)	275,505	(227,523)
Series N (Managed Asset Allocation Series)	(314,748)	313,428	1,320
Series O (All Cap Value Series)	(1,454)	52,757	(51,303)
Series P (High Yield Series)	(1)	617,491	(617,490)
Series Q (Small Cap Value Series)	2	79,838	(79,840)
Series V (Mid Cap Value Series)	(9,891)	69,841	(59,950)
Series X (StylePlus—Small Growth Series)	(1)	1,780	(1,779)
Series Y (StylePlus—Large Growth Series)	—	2,449	(2,449)
Series Z (Alpha Opportunity Series)	(569,858)	522,984	46,874

At December 31, 2015, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Tax Unrealized Gain (Loss)
Series A (StylePlus—Large Core Series)	$218,484,636	$1,716,072	$(2,010,654)	$(294,582)
Series B (Large Cap Value Series)	209,570,126	41,214,728	(17,425,807)	23,788,921
Series C (Money Market Series)	67,699,680	2,529	(1,619)	910
Series D (World Equity Income Series)	159,792,138	7,829,414	(10,111,328)	(2,281,914)
Series E (Total Return Bond Series)	121,211,036	1,838,230	(5,453,044)	(3,614,814)
Series F (Floating Rate Strategies Series)	50,125,874	127,813	(2,245,392)	(2,117,579)
Series J (StylePlus—Mid Growth Series)	150,199,167	839,849	(1,973,693)	(1,133,844)
Series M (Macro Opportunities Series)	36,239,255	216,203	(1,233,480)	(1,017,277)
Series N (Managed Asset Allocation Series)	45,955,256	6,741,343	(569,436)	6,171,907
Series O (All Cap Value Series)	109,268,105	19,862,714	(8,911,344)	10,951,370
Series P (High Yield Series)	86,647,339	848,223	(12,757,246)	(11,909,023)
Series Q (Small Cap Value Series)	88,853,817	11,518,558	(10,517,791)	1,000,767
Series V (Mid Cap Value Series)	208,751,617	23,098,352	(23,997,225)	(898,873)
Series X (StylePlus—Small Growth Series)	39,378,726	293,537	(843,192)	(549,655)
Series Y (StylePlus—Large Growth Series)	40,382,330	328,570	(286,133)	42,437
Series Z (Alpha Opportunity Series)	12,146,146	224,833	(978,837)	(754,004)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Securities Transactions

For the year ended December 31, 2015, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Series A (StylePlus—Large Core Series)	$143,994,961	$163,282,820
Series B (Large Cap Value Series)	95,521,497	116,963,072
Series D (World Equity Income Series)	184,799,023	198,897,045
Series E (Total Return Bond Series)	62,665,838	78,746,653
Series F (Floating Rate Strategies Series)	36,534,553	35,613,464
Series J (StylePlus—Mid Growth Series)	106,290,852	118,242,361
Series M (Macro Opportunities Series)	20,269,347	17,916,874
Series N (Managed Asset Allocation Series)	1,470,900	7,159,419
Series O (All Cap Value Series)	50,611,776	67,237,141
Series P (High Yield Series)	91,363,008	96,923,185
Series Q (Small Cap Value Series)	56,596,423	77,488,275
Series V (Mid Cap Value Series)	115,305,934	156,202,056
Series X (StylePlus—Small Growth Series)	31,442,969	28,370,946
Series Y (StylePlus—Large Growth Series)	26,889,542	23,374,790
Series Z (Alpha Opportunity Series)	91,289,261	85,023,171

For the year ended December 31, 2015, the cost of purchases and proceeds from the sales of government securities were as follows:

Fund	Purchases	Sales
Series E (Total Return Bond Series)	$33,201,139	$28,378,693

8. Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Funds may invest in the Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2015 is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at http://www.sec.gov/Archives/edgar/data/1601445/000089180415000857/gug63224-ncsr.htm.

Transactions during the year ended December 31, 2015 in which the portfolio company is an “affiliated person” are as follows:

Affiliated issuers by Fund	Value 12/31/14	Additions	Reductions	Value 12/31/15	Shares 12/31/15	Investment Income	Realized Gain (Loss)
Series A (StylePlus—Large Core Series)
Guggenheim Strategy Fund I	$41,551,695	$17,126,264	$(25,400,000)	$33,290,070	1,338,563	$467,702	$(88,049)
Guggenheim Strategy Fund II	18,045,743	35,862,335	—	53,725,999	2,166,371	728,035	—
Guggenheim Strategy Fund III	12,011,805	19,386,167	—	31,299,067	1,262,059	362,487	—
Guggenheim Variable Insurance Strategy Fund III	55,514,847	1,230,618	—	56,599,406	2,280,395	1,126,466	—
	$127,124,090	$73,605,384	$(25,400,000)	$174,914,542		$2,684,690	$(88,049)

192 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Affiliated issuers by Fund	Value 12/31/14	Additions	Reductions	Value 12/31/15	Shares 12/31/15	Investment Income	Realized Gain (Loss)
Series E (Total Return Bond Series)
Guggenheim Strategy Fund I	$—	$2,765,216	$(2,764,001)	$—	—	$15,216	$(1,214)
Floating Rate Strategies Fund - Institutional Class	—	3,278,203	—	3,209,978	127,128	27,282	—
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	—	2,000,836	—	1,923,026	84,603	8,384	—
Limited Duration Fund - Institutional Class	—	5,060,590	—	4,993,596	204,404	59,249	—
Total Return Bond Fund - Institutional Class	12,126,325	10,234,819	(12,241,282)	9,977,489	382,426	187,331	(1,070)
	$12,126,325	$23,339,664	$(15,005,283)	$20,104,089		$297,462	$(2,284)

Series J (StylePlus—Mid Growth Series)
Guggenheim Strategy Fund I	$26,908,165	$17,797,937	$(17,100,000)	$27,663,301	1,112,316	$348,456	$(30,406)
Guggenheim Strategy Fund II	13,035,663	22,077,303	—	35,011,598	1,411,758	472,532	—
Guggenheim Strategy Fund III	9,259,798	9,779,206	—	18,984,975	765,523	275,979	—
Guggenheim Variable Insurance Strategy Fund III	37,694,577	769,414	—	38,430,993	1,548,388	764,870	—
	$86,898,203	$50,423,860	$(17,100,000)	$120,090,867		$1,861,837	$(30,406)

Series M (Macro Opportunities Series)
Floating Rate Strategies Fund - Institutional Class	$—	$1,523,449	$—	$1,477,079	58,498	$23,025	$—
Guggenheim BulletShares 2019 High Yield Corporate Bond ETF	—	1,000,406	—	961,502	42,301	4,192	—
Limited Duration Fund - Institutional Class	5,512,035	4,947,512	(2,300,000)	8,024,510	328,469	236,459	(23,662)
Guggenheim Strategy Fund I	—	2,009,556	(1,000,000)	1,005,937	40,448	9,539	(2,010)
Guggenheim Strategy Fund II	—	2,501,658	(2,501,256)	—	—	1,829	(402)
Macro Opportunities Fund - Institutional Class	1,511,390	342,469	—	1,735,917	68,913	85,859	—
	$7,023,425	$12,325,050	$(5,801,256)	$13,204,945		$360,903	$(26,074)

Series N (Managed Asset Allocation Series)
Guggenheim Strategy Fund I	$1,407,023	$16,501	$—	$1,424,053	57,260	$15,365	$—
Guggenheim Strategy Fund II	3,113,649	31,460	(1,500,000)	1,641,155	66,176	29,509	(6,637)
Guggenheim Strategy Fund III	1,124,222	523,486	—	1,646,124	66,376	24,618	—
Guggenheim Variable Insurance Strategy Fund III	12,480,958	248,533	(500,000)	12,223,431	492,483	249,566	(802)
	$18,125,852	$819,980	$(2,000,000)	$16,934,763		$319,058	$(7,439)

Series V (Mid Cap Value Series)
HydroGen Corp.	$1	$—	$—	$1	672,346	$—	$—

Series X (StylePlus—Small Growth Series)
Guggenheim Strategy Fund I	$5,862,616	$6,734,380	$(4,800,000)	$7,807,121	313,917	$84,465	$(3,083)
Guggenheim Strategy Fund II	2,704,956	4,195,104	—	6,880,775	277,451	94,172	—
Guggenheim Strategy Fund III	700,390	7,328,149	—	8,000,373	322,596	76,727	—
Guggenheim Variable Insurance Strategy Fund III	8,537,623	678,561	—	9,206,097	370,914	177,448	—
	$17,805,585	$18,936,194	$(4,800,000)	$31,894,366		$432,812	$(3,083)

Series Y (StylePlus—Large Growth Series)
Guggenheim Strategy Fund I	$6,012,202	$4,662,514	$(1,900,000)	$8,784,283	353,208	$87,587	$(7,631)
Guggenheim Strategy Fund II	3,005,980	4,606,503	—	7,592,273	306,140	105,475	—
Guggenheim Strategy Fund III	1,653,440	6,771,750	—	8,400,709	338,738	70,276	—
Guggenheim Variable Insurance Strategy Fund III	8,034,473	163,998	—	8,191,438	330,034	163,029	—
	$18,706,095	$16,204,765	$(1,900,000)	$32,968,703		$426,367	$(7,631)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of December 31, 2015. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of December 31, 2015, were as follows:

Borrower	Maturity Date	Face Amount	Value
Series P (High Yield Series)
Acosta, Inc.	9/26/2019	$1,000,000	$99,468
Advantage Sales & Marketing, Inc.	7/25/2019	900,000	82,716
BBB Industries, LLC	11/4/2019	249,107	26,632
Deltek, Inc.	6/25/2020	450,000	50,246
Epicor Software	6/1/2020	600,000	65,999
Eyemart Express	12/18/2019	400,000	38,486
Lincoln Finance Ltd.	1/11/2016	900,000	—
McGraw-Hill Global Education Holdings LLC	3/22/2018	1,000,000	60,355
Signode Industrial Group US, Inc.	5/1/2019	1,600,000	132,914
		$7,099,107	$556,816

10. Line of Credit

The Trust secured a committed $800,000,000 line of credit from Citibank, N.A. with no set termination date for all the Funds, except Series C (Money Market Series) and Series Z (Alpha Opportunity Series) Funds. This line of credit is reserved for emergency or temporary purposes. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1% or the Fed Funds Rate, plus ½ of 1%. The Funds also pay a commitment fee at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The Funds did not have any borrowings outstanding under this agreement at or during the year ended December 31, 2015.

In addition, Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series) and Series M (Macro Opportunities Series) (the “Funds”) entered into an additional unlimited credit facility agreement with BNP Paribas Prime Brokerage, Inc. (the “counterparty”) whereby the counterparty has agreed to provide secured financing to the Funds and the Funds will provide pledged collateral to the counterparty. Fees related to borrowings, if any, equate to LIBOR plus 1%. The maximum amount outstanding during the year ended December 31, 2015 was $500,000 for Series E (Total Return Bond Series), and $0 for both Series F (Floating Rate Strategies Series) and Series M (Macro Opportunities Series). The Funds did not have any borrowings under this agreement at December 31, 2015.

11. Other Liabilities

Series A (StylePlus—Large Core Series) and Series V (Mid Cap Value Series) each wrote put option contracts through Lehman Brothers, Inc. (“Lehman”) that were exercised prior to the option contracts expiration and prior to the bankruptcy filing by Lehman, during September 2008. However, these transactions have not settled and the securities have not been delivered to the Funds as of December 31, 2015.

Although the ultimate resolution of these transactions is uncertain, the Funds have recorded a liability on their respective books equal to the difference between the strike price on the put options and the market prices of the underlying security on the exercise date. The amount of liability recorded by the Funds as of December 31, 2015 was $18,615 for Series A (StylePlus—Large Core Series) and $205,716 for Series V (Mid Cap Value Series) and included in payable for miscellaneous in the Statements of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12. Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended December 31, 2015, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at December 31, 2015	Average Balance Outstanding	Average Interest Rate
Series E (Total Return Bond Series)	365	$5,921,955	$6,931,089	0.52%
Series M (Macro Opportunities Series)	345	615,711	565,208	0.74%
Series P (High Yield Series)	365	8,121,057	9,555,108	0.52%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets of Liabilities in conformity with U.S. GAAP.

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Series E (Total Return Bond Series)	Reverse repurchase agreements	$5,921,955	$—	$5,921,955	$5,921,955	$—	$—
Series M (Macro Opportunities Series)	Reverse repurchase agreements	615,711	—	615,711	615,711	—	—
Series P ( High Yield Series)	Reverse repurchase agreements	8,121,057	—	8,121,057	8,121,057	—	—

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Funds:

Fund	Overnight and Continuous	Up to 30 days	31-90 days	Great than 90 days	Total
Series E (Total Return Bond Series)
U.S. Government Securities	$—	$5,102,955	$—	$—	$5,102,955
Corporate Bonds	—	819,000	—	—	819,000
Gross amount of recognized liabilities for reverse repurchase agreements	$—	$5,921,955	$—	$—	$5,921,955

Series M (Macro Opportunity Series)
Corporate Bonds	$—	$—	$615,711	$—	$615,711
Gross amount of recognized liabilities for reverse repurchase agreements	$—	$—	$615,711	$—	$615,711

Series P (High Yield Series)
Corporate Bonds	$1,916,188	$2,960,000	$1,043,000	$2,201,870	$8,121,058
Gross amount of recognized liabilities for reverse repurchase agreements	$1,916,188	$2,960,000	$1,043,000	$2,201,870	$8,121,058

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13. Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees :

Fund	Restricted Securities	Acquisition Date	Cost	Value
Series E (Total Return Bond Series)	Customers Bank
	6.12% due 06/26/29	06/24/14	$400,000	$405,000
	Cadence Bank North America
	6.25% due 06/28/29	06/06/14	150,000	150,375
	Woodbourne Capital Trust IV
	0.03%	01/20/06	301,449	160,821
	Woodbourne Capital Trust III
	0.03%	01/20/06	301,449	160,821
	Woodbourne Capital Trust I
	0.03%	01/20/06	301,449	160,821
	Woodbourne Capital Trust II
	0.03%	01/20/06	301,449	160,821
			1,755,796	1,198,659
Series M (Macro Opportunities Series)	Customers Bank
	6.12% due 06/26/29	06/24/14	150,000	151,875
	Turbine Engines Securitization Ltd.
	6.38% due 12/13/48	11/27/13	215,258	215,511
			365,258	367,386

Series P (High Yield Series)	Schahin II Finance Company SPV Ltd.
	5.88% due 09/25/22	03/12/15	107,634	31,844
	IronGate Energy Services LLC
	11.00% due 07/01/18	07/10/13	148,394	85,250
			256,028	117,094

14. Subsequent Event

At a meeting held on February 23-24, 2016, the Board of Trustees (the “Board”) of the Trust considered and approved a proposal affecting Series C and its variable annuity contract and variable life insurance policy owners (“contract owners”). In particular, the Board approved the liquidation of Series C, pursuant to a Plan of Liquidation, subject to the approval by contract owners, who will receive a proxy statement that provides information regarding the proposed liquidation and related voting instructions. Information regarding the proposed liquidation is also available on the Series’ webpage at guggenheiminvestments.com.

15. Security Transactions with Affiliated Funds

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. For the year ended December 31, 2015, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act as follows:

Fund	Purchases	Sales
Series M (Macro Opportunity Series)	$—	$139,300
Series P (High Yield Series)	2,774,188	13,776,206

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

16. Legal Proceedings

Tribune Company

SBL Fund has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the SBL Fund of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune Company insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the SBL Fund, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). SBL Fund has been named as a defendant in two of the SLCFC actions: Deutsche Bank Trust Co. Americas v. Ohlson Enter., No. 12-0064 (S.D.N.Y.) and Deutsche Bank Trust Co. Americas v. Cantor Fitzgerald & Co., No. 11-4900 (S.D.N.Y.). In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. The SLCFC appeals have been fully briefed, and oral argument in front of the U.S. Court of Appeals for the Second Circuit occurred on November 5, 2014. The Court has not yet issued a decision on the appeals.

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. The Court has not yet issued a decision on any of these motions.

None of these lawsuits alleges any wrongdoing on the part of Guggenheim Variable Funds Trust f/k/a SBL Fund. The following series of Guggenheim Variable Funds Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Series A (StylePlus – Large Core Series) f/k/a Series H (Enhanced Index Series), Series N (Managed Asset Allocation Series) and Series O (All Cap Value Series) (the “Funds”). The value of the proceeds received by the foregoing Funds was $158,950, $51,000 and $3,774,000, respectively. At this stage of the proceedings, Guggenheim Variable Funds Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

SBL Fund may be a putative member of the proposed defendant class in Weisfelner, as Trustee of the LB Creditor Trust, v. Reichman (In re Lyondell Chemical Co.), Adv. Pro. No. 12-1570 (Bankr. S.D.N.Y.) (the “Reichman action”).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

On April 7, 2014, the plaintiff filed a Third Amended Complaint. In the related action entitled Weisfelner, as Trustee of the LB Litigation Trust v. A. Holmes & H. Holmes TTEE (In re Lyondell Co.), Adv. Pro. No. 10-5525 (Bankr. S.D.N.Y.) (the “Litigation Trust action”), the plaintiff also filed a Second Amended Complaint that alleges a claim against the former

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

Lyondell shareholders under federal law for intentional fraudulent transfer. A third related action against the former Lyondell shareholders, Weisfelner, as Trustee of the LB Creditor Trust v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.) (the “Creditor Trust action”), is pending as well.

On May 8, 2014, the plaintiff in the Litigation Trust action filed a motion to certify a defendant class generally comprised of all former Lyondell shareholders that received proceeds in exchange for their shares in the 2007 merger transaction.

On July 30, 2014, the defendants filed a motion to dismiss these lawsuits. The Bankruptcy Court held oral argument on the motion to dismiss and on the motion for class certification on January 14 and January 15, 2015. On September 15, 2015, the Bankruptcy Court denied the motion for class certification without prejudice to the plaintiff’s right to file a renewed motion. On November 18, 2015, the Bankruptcy Court granted the defendants’ motion to dismiss the Litigation Trust action and denied their motion to dismiss the Creditor Trust and Reichman actions. The Litigation Trust action is now over, but the plaintiff has appealed the dismissal to the U.S. District Court for the Southern District of New York. Discovery has commenced, and will continue, in the Creditor Trust and Reichman actions.

These lawsuits do not allege any wrongdoing on the part of Guggenheim Variable Funds Trust f/k/a SBL Fund. The following series of Guggenheim Variable Funds Trust received cash proceeds from the cash out merger in the following amounts: Series N (Managed Asset Allocation Series) - $28,800. At this stage of the proceedings, Guggenheim Variable Funds Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

198 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
of Guggenheim Variable Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Guggenheim Variable Funds Trust (comprised of Series A (StylePlus—Large Core Series), Series B (Large Cap Value Series), Series C (Money Market Series), Series D (World Equity Income Series), Series E (Total Return Bond Series), Series F (Floating Rate Strategies Series), Series J (StylePlus—Mid Growth Series), Series M (Macro Opportunities Series), Series N (Managed Asset Allocation Series), Series O (All Cap Value Series), Series P (High Yield Series), Series Q (Small Cap Value Series), Series V (Mid Cap Value Series), Series X (StylePlus—Small Growth Series), Series Y (StylePlus—Large Growth Series), and Series Z (Alpha Opportunity Series)) (the “Funds”) as of December 31, 2015, and the related statements of operations and cash flows (as applicable) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodians, transfer agent, brokers and paying agents or by other appropriate auditing procedures where replies from custodians, brokers, or paying agents were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Guggenheim Variable Funds Trust at December 31, 2015, the results of their operations and their cash flows (as applicable) for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia
February 26, 2016

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OTHER INFORMATION (Unaudited)

Tax Information

Of the ordinary income distributions paid during the year, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Series A (StylePlus—Large Core Series)	5.59%
Series B (Large Cap Value Series)	100.00%
Series D (World Equity Income Series)	54.81%
Series E (Total Return Bond Series)	3.81%
Series J (StylePlus—Mid Growth Series)	3.81%
Series M (Macro Opportunities Series)	0.68%
Series N (Managed Asset Allocation Series)	41.83%
Series O (All Cap Value Series)	100.00%
Series P (High Yield Series)	0.95%
Series Q (Small Cap Value Series)	100.00%
Series V (Mid Cap Value Series)	100.00%
Series X (StylePlus—Small Growth Series)	25.41%
Series Y (StylePlus—Large Growth Series)	5.26%

With respect to the taxable year ended December 31, 2015, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	Long-term capital gains subject to the 15% rate:
Series A (StylePlus—Large Core Series)	$2,317,549
Series B (Large Cap Value Series)	37,933,710
Series F (Floating Rate Strategies Series)	30,834
Series J (StylePlus—Mid Growth Series)	950,341
Series O (All Cap Value Series)	16,826,249
Series P (High Yield Series)	1,226,164
Series Q (Small Cap Value Series)	18,343,396
Series V (Mid Cap Value Series)	37,389,651
Series X (StylePlus—Small Growth Series)	109,624
Series Y (StylePlus—Large Growth Series)	257,395
Series Z (Alpha Opportunity Series)	4,910,631

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

200 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	105	Current: Trustee, Purpose Investments Inc. (2014-Present).
Donald A. Chubb, Jr. (1946)	Trustee	Since 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-present).	101	Current: Midland Care, Inc. (2011-present).
Jerry B. Farley (1946)	Trustee	Since 2005	Current: President, Washburn University (1997-present).	101	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	101	Current: Zincore Metals, Inc. (2009-present). Former: Axiom Gold and Silver Corp. (2011-2012).
Robert B. Karn III (1942)	Trustee and Chairman of the Audit Committee	Since 2014	Current: Consultant (1998-present). Former: Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	101	Current: Peabody Energy Company (2003-present); GP Natural Resource Partners, LLC (2002- present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Nyberg & Cassioppi, LLC (2000-present). Former: Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	107	Current: Edward-Elmhurst Healthcare System (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	101	Current: Fort Hays State University Foundation (1999-present); Stormont-Vail Foundation (2013-present); University of Minnesota HealthCare Alumni Association Foundation (2009-present).
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present). Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	104	Former: Bennett Group of Funds (2011-2013).
INTERESTED TRUSTEE
Donald C. Cacciapaglia*** (1951)	President, Chief Executive Officer and Trustee	Since 2012	Current: President and CEO, certain other funds in the Fund Complex (2012-present); Vice Chairman, Guggenheim Investments (2010-present). Former: Chairman and CEO, Channel Capital Group, Inc. (2002-2010).	236

Current: Clear Spring Life Insurance Company (2015-present); Guggenheim Partners Japan, Ltd. (2014-present); Delaware Life (2013-present); Guggenheim Life and Annuity Company (2011-present); Paragon Life Insurance Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each Trustee serves an indefinite term, until his successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of his position with the Funds' Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Joseph M. Arruda (1966)	Assistant Treasurer	Since 2010

Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC (2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).

William H. Belden, III (1965)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment Advisors, LLC (2005-present).

Former: Vice President of Management, Northern Trust Global Investments (1999-2005).

James Howley (1972)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	Vice President and Chief Legal Officer	Since 2007 (Vice President) Since 2014 (Chief Legal Officer)

Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014

Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).

Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: CCO, certain other funds in the Fund Complex (2012-present); CCO, Security Investors, LLC (2012-present); CCO, Guggenheim Funds Investment Advisors, LLC (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (March 2014-present).

Former: CCO, Guggenheim Distributors, LLC (2009-March 2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Adam Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Alison Santay (1974)	AML Officer	Since 2013

Current: AML Officer, certain other funds in the Fund Complex (2010-present); Director and AML Officer, Rydex Fund Services, LLC (2010-present); AML Officer, Security Investors, LLC (2010-present); Director, Shareholder Risk and Compliance, Rydex Fund Services, LLC (2004-present).

Former: AML Officer, Guggenheim Distributors, LLC (2013-2014).

Kimberly Scott (1974)	Assistant Treasurer	Since 2014

Current: Vice President, Guggenheim Investments (2012-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer	Since 2014

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, Maryland 20850.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Security Distributors, Inc., Guggenheim Partners Investment Managers, LLC, and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report.  The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Robert B. Karn III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)            Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2015 and December 31, 2014 were $353,087 and $323,430, respectively.

(b)            Audit-Related Fees. The aggregate Audit Related Fees billed by the registrant’s principal accountant for the fiscal years ended December 31, 2015 and December 31, 2014 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub‑investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre‑approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended December 31, 2015 and December 31, 2014 were $38,585 and $36,750, respectively.

(c)            Tax Fees. The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2015 and December 31, 2014 were $113,380 and $68,167, respectively.

(d)            All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended December 31, 2015 and December 31, 2014 were $113,385 and $104,917, respectively.

(e)            Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings.  If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee is authorized to pre-approve the service with full committee approval at the next scheduled meeting.  There shall be no waivers of the pre-approval process.  No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)            Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $151,965 and $104,917, respectively.  These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h)            Auditor Independence. All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee.  As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.      Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)            The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)            The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)            The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)            Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)            A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Variable Funds Trust

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald C. Cacciapaglia
Donald C. Cacciapaglia, President and Chief Executive Officer

Date	March 9, 2016

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	March 9, 2016

* Print the name and title of each signing officer under his or her signature.